PACIFIC SELECT VARIABLE ANNUITY SEPARATE ACCOUNT

INVESTMENTS

DECEMBER 31, 2025

Each variable account invests in shares of the corresponding portfolio (with the same name). The shares owned and value of investments as of December 31, 2025 and the cost of purchases and proceeds from sales of investments for the year ended December 31, 2025, were as follows:

			Cost of	Proceeds
Variable Accounts	Shares Owned	Value	Purchases	from Sales
Core Income Class I *	30,855	$405,555	$52,645	$67,541
Diversified Bond Class I *	86,287	951,959	63,522	72,029
Floating Rate Income Class I *	75,759	1,342,983	78,003	182,243
High Yield Bond Class I *	771,332	8,821,147	113,487	916,042
Inflation Managed Class I *	559,452	7,461,826	101,822	1,171,256
Intermediate Bond Class I *	31,982	321,144	312,617	208,470
Short Duration Bond Class I *	172,893	2,047,871	1,111,501	1,435,300
Total Return Class I *	1,293,191	19,570,470	477,828	2,379,134
Emerging Markets Debt Class I *	9,452	145,109	4,127	22,106
Dividend Growth Class I *	152,993	7,414,125	233,244	1,062,559
Equity Index Class I *	350,522	62,933,609	162,712	8,551,344
Focused Growth Class I *	86,255	7,495,180	14,868	678,061
Growth Class I *	920,515	82,249,451	162,369	11,375,992
Hedged Equity Class I *	62,726	888,683	85,955	1,531,118
Large-Cap Core Class I *	630,966	61,991,134	98,798	7,245,952
Large-Cap Growth Class I *	111,699	3,719,367	78,198	580,427
Large-Cap Plus Bond Alpha Class I *	466	5,681	-	438
Large-Cap Value Class I *	197,800	8,667,772	104,984	704,947
Mid-Cap Growth Class I *	192,032	5,342,421	125,067	1,099,626
Mid-Cap Plus Bond Alpha Class I *	241,515	9,872,374	82,933	1,863,961
Mid-Cap Value Class I *	25,262	916,340	68,128	223,371
Small-Cap Equity Class I *	20,746	729,250	19,825	223,783
Small-Cap Growth Class I *	147,234	4,701,411	87,483	407,871
Small-Cap Index Class I *	156,776	6,317,644	128,228	2,227,005
Small-Cap Plus Bond Alpha Class I *	471	5,376	-	418
Small-Cap Value Class I *	67,040	2,074,583	48,774	328,628
Value Class I *	104,853	2,807,805	157,101	490,528
Value Advantage Class I *	27,968	916,400	540,211	584,703
Emerging Markets Class I *	275,925	6,530,974	64,874	1,138,327
International Equity Plus Bond Alpha Class I *	496	6,374	-	482
International Growth Class I *	977	11,393	-	153
International Large-Cap Class I *	333,058	5,867,765	93,260	1,155,499
International Small-Cap Class I *	30,787	485,672	5,186	53,441
International Value Class I *	750,532	19,501,673	116,732	3,542,761
Health Sciences Class I *	64,091	4,889,652	82,084	933,492
Real Estate Class I *	85,285	3,142,921	122,953	664,815
Technology Class I *	107,607	2,946,552	377,752	2,784,515
Capital Appreciation Class I *	2,387	23,779	23,686	47
PSF Avantis Balanced Allocation Class I *	17,975	378,291	20,778	260,525
Pacific Dynamix - Conservative Growth Class I *	153,307	3,694,738	1,312,245	85,165
Pacific Dynamix - Moderate Growth Class I *	60,244	2,081,369	3,321	178,289
Pacific Dynamix - Growth Class I *	130,619	5,570,455	29,055	343,966
Portfolio Optimization Conservative Class I *	1,726,761	29,170,992	4,007,793	8,190,907
Portfolio Optimization Moderate-Conservative Class I *	1,158,154	23,650,316	2,342,270	9,159,588
Portfolio Optimization Moderate Class I *	3,447,695	83,721,892	77,625	11,578,362
Portfolio Optimization Growth Class I *	2,735,737	75,556,097	121,959	8,465,144
Portfolio Optimization Aggressive-Growth Class I *	976,834	29,373,331	3,071	5,623,970
American Funds IS American High-Income Trust Class 4	41,987	431,204	70,276	36,026
American Funds IS Asset Allocation Class 4	560,880	15,014,761	1,698,693	1,347,367
American Funds IS Capital Income Builder® Class 4	36,073	521,616	33,546	36,591
American Funds IS Capital World Bond Class 4	13,396	133,026	97,522	55,718
American Funds IS Capital World Growth and Income Class 4	47,705	851,539	178,937	12,809
American Funds IS Global Balanced Class 4	17,333	243,698	11,969	19,474
American Funds IS Global Growth Class 4	23,806	893,911	145,866	289,259
American Funds IS Global Small Capitalization Class 4	10,317	195,720	7,925	32,161

See Notes to Financial Statements	SA-1	See explanation of symbol on page SA-2

PACIFIC SELECT VARIABLE ANNUITY SEPARATE ACCOUNT

INVESTMENTS (Continued)

DECEMBER 31, 2025

			Cost of	Proceeds
Variable Accounts	Shares Owned	Value	Purchases	from Sales
American Funds IS Growth Class 4	69,089	$9,284,829	$1,271,675	$2,017,395
American Funds IS Growth-Income Class 4	111,639	7,230,882	2,184,780	1,838,362
American Funds IS International Class 4	19,798	432,187	82,365	100,256
American Funds IS International Growth and Income Class 4	80,714	1,038,787	33,673	143,980
American Funds IS Managed Risk Asset Allocation Class P2	48,172	626,234	54,386	54,542
American Funds IS New World Fund® Class 4	14,444	458,004	37,237	239,851
American Funds IS The Bond Fund of America Class 4	75,543	703,304	117,800	109,233
American Funds IS U.S. Government Securities Class 4	47,888	466,429	2,021,230	2,062,173
American Funds IS Washington Mutual Investors Class 4	189,702	3,329,267	1,435,307	649,284
BlackRock® 60/40 Target Allocation ETF V.I. Class I	67,766	1,007,006	345,712	19,038
BlackRock® Global Allocation V.I. Class III	334,977	4,468,593	1,163,997	911,117
Fidelity® VIP Contrafund® Service Class 2	81,440	4,630,695	1,470,375	462,316
Fidelity® VIP FundsManager® 60% Service Class 2	21,367	249,776	155,420	104,631
Fidelity® VIP Government Money Market Service Class	4,149,503	4,149,503	2,745,680	3,702,122
Fidelity® VIP Strategic Income Service Class 2	96,489	1,068,130	904,483	37,486
First Trust Dorsey Wright Tactical Core Class I	32,195	446,548	4,855	34,759
First Trust/Dow Jones Dividend & Income Allocation Class I	99,184	1,306,256	115,850	102,825
Franklin Allocation VIP Class 4	64,376	372,094	48,329	55,710
Franklin Income VIP Class 2	36,351	551,086	112,543	43,668
Franklin Mutual Global Discovery VIP Class 2	28,267	538,770	147,848	40,040
Franklin Rising Dividends VIP Class 2	60,840	1,705,948	784,912	638,176
Templeton Global Bond VIP Class 2 *	21,245	279,797	11,366	47,683
Invesco® V.I. International Growth Series II	71,317	147,627	22,697	28,032
Invesco® V.I. Balanced-Risk Allocation Series II	48,758	409,566	66,062	124,211
Invesco® V.I. Equity and Income Series II	7,856	142,356	12,829	8,061
Invesco® V.I. Global Real Estate Series II	1,438	19,849	5,631	43,887
Invesco® V.I. Global Series II	5,112	185,566	77,901	47,457
Janus Henderson Balanced Service Shares	88,561	5,267,614	1,754,114	510,429
Janus Henderson Flexible Bond Service Shares	9,266	103,223	4,866	5,164
LVIP American Century Mid Cap Value Service Class	31,156	604,276	82,371	126,773
Lord Abbett Bond Debenture Class VC	65,815	698,298	72,683	67,691
Lord Abbett Total Return Class VC	20,778	295,052	20,828	15,511
MFS® Total Return Series - Service Class	24,678	558,717	381,294	823,421
MFS® Utilities Series - Service Class	9,225	339,670	27,880	16,408
Nomura VIP Energy Series Service Class	10,158	52,621	932	18,700
PIMCO CommodityRealReturn® Strategy - Advisor Class	26,558	170,499	502,520	495,924
PIMCO Income - Advisor Class	58,372	604,154	106,022	46,528
VanEck VIP Global Resources Class S	13,769	440,190	58,234	73,503

* The variable account did not receive any dividend or capital gain distributions from its underlying portfolio during the reporting period.

See Notes to Financial Statements	SA-2

PACIFIC SELECT VARIABLE ANNUITY SEPARATE ACCOUNT

STATEMENTS OF ASSETS AND LIABILITIES

DECEMBER 31, 2025

	Variable Accounts
	Core	Diversified	Floating	High Yield	Inflation	Intermediate
	Income	Bond	Rate Income	Bond	Managed	Bond
	Class I	Class I	Class I	Class I	Class I	Class I
ASSETS
Investments in mutual funds, at value	$405,555	$951,959	$1,342,983	$8,821,147	$7,461,826	$321,144
Receivables:
Due from Pacific Life Insurance Company	-	117	26	1,415	437	-
Investments sold	23	34	-	-	-	11
Total Assets	405,578	952,110	1,343,009	8,822,562	7,462,263	321,155
LIABILITIES
Payables:
Due to Pacific Life Insurance Company	43	-	-	-	-	32
Investments purchased	-	-	426	1,273	425	-
Total Liabilities	43	-	426	1,273	425	32
NET ASSETS	$405,535	$952,110	$1,342,583	$8,821,289	$7,461,838	$321,123
Units Outstanding	35,037	64,946	88,766	137,849	173,314	33,652
Accumulation Unit Value	$11.57	$14.66	$15.12	$63.99	$43.05	$9.54
Cost of Investments	$342,007	$690,096	$840,609	$3,639,413	$5,592,521	$295,272

	Short Duration	Total	Emerging	Dividend	Equity	Focused
	Bond	Return	Markets Debt	Growth	Index	Growth
	Class I	Class I	Class I	Class I	Class I	Class I
ASSETS
Investments in mutual funds, at value	$2,047,871	$19,570,470	$145,109	$7,414,125	$62,933,609	$7,495,180
Receivables:
Due from Pacific Life Insurance Company	-	5,154	-	9,385	-	-
Investments sold	191	-	5	-	4,899	315
Total Assets	2,048,062	19,575,624	145,114	7,423,510	62,938,508	7,495,495
LIABILITIES
Payables:
Due to Pacific Life Insurance Company	109	-	14	-	4,053	314
Investments purchased	-	4,400	-	9,373	-	-
Total Liabilities	109	4,400	14	9,373	4,053	314
NET ASSETS	$2,047,953	$19,571,224	$145,100	$7,414,137	$62,934,455	$7,495,181
Units Outstanding	172,337	425,027	10,969	142,102	294,272	97,510
Accumulation Unit Value	$11.88	$46.05	$13.23	$52.17	$213.86	$76.87
Cost of Investments	$1,521,473	$13,336,000	$90,104	$1,085,735	$6,104,298	$468,137

					Large-Cap
		Hedged	Large-Cap	Large-Cap	Plus Bond	Large-Cap
	Growth	Equity	Core	Growth	Alpha	Value
	Class I	Class I	Class I	Class I	Class I	Class I
ASSETS
Investments in mutual funds, at value	$82,249,451	$888,683	$61,991,134	$3,719,367	$5,681	$8,667,772
Receivables:
Due from Pacific Life Insurance Company	5,723	-	12,462	298	-	603
Investments sold	-	31	-	391	-	-
Total Assets	82,255,174	888,714	62,003,596	3,720,056	5,681	8,668,375
LIABILITIES
Payables:
Due to Pacific Life Insurance Company	-	65	-	-	-	-
Investments purchased	4,771	-	12,232	-	-	435
Total Liabilities	4,771	65	12,232	-	-	435
NET ASSETS	$82,250,403	$888,649	$61,991,364	$3,720,056	$5,681	$8,667,940
Units Outstanding	364,594	66,424	389,958	86,975	475	175,545
Accumulation Unit Value	$225.59	$13.38	$158.97	$42.77	$11.96	$49.38
Cost of Investments	$11,308,856	$658,094	$9,475,316	$457,147	$4,858	$1,607,668

See Notes to Financial Statements	SA-3

PACIFIC SELECT VARIABLE ANNUITY SEPARATE ACCOUNT

STATEMENTS OF ASSETS AND LIABILITIES (Continued)

DECEMBER 31, 2025

	Variable Accounts
		Mid-Cap
	Mid-Cap	Plus Bond	Mid-Cap	Small-Cap	Small-Cap	Small-Cap
	Growth	Alpha	Value	Equity	Growth	Index
	Class I	Class I	Class I	Class I	Class I	Class I
ASSETS
Investments in mutual funds, at value	$5,342,421	$9,872,374	$916,340	$729,250	$4,701,411	$6,317,644
Receivables:
Due from Pacific Life Insurance Company	508	3,074	135	89	3,560	579
Investments sold	241	-	33	25	-	226
Total Assets	5,343,170	9,875,448	916,508	729,364	4,704,971	6,318,449
LIABILITIES
Payables:
Due to Pacific Life Insurance Company	-	-	-	-	-	-
Investments purchased	-	2,983	-	-	2,698	-
Total Liabilities	-	2,983	-	-	2,698	-
NET ASSETS	$5,343,170	$9,872,465	$916,508	$729,364	$4,702,273	$6,318,449
Units Outstanding	160,497	125,003	17,547	16,675	124,205	121,822
Accumulation Unit Value	$33.29	$78.98	$52.23	$43.74	$37.86	$51.87
Cost of Investments	$821,665	$2,065,864	$276,205	$181,353	$875,032	$1,175,615

						International
	Small-Cap					Equity
	Plus Bond	Small-Cap		Value	Emerging	Plus Bond
	Alpha	Value	Value	Advantage	Markets	Alpha
	Class I	Class I	Class I	Class I	Class I	Class I
ASSETS
Investments in mutual funds, at value	$5,376	$2,074,583	$2,807,805	$916,400	$6,530,974	$6,374
Receivables:
Due from Pacific Life Insurance Company	-	694	-	-	-	-
Investments sold	-	-	625	32	4,266	-
Total Assets	5,376	2,075,277	2,808,430	916,432	6,535,240	6,374
LIABILITIES
Payables:
Due to Pacific Life Insurance Company	-	-	149	152	3,556	-
Investments purchased	-	123	-	-	-	-
Total Liabilities	-	123	149	152	3,556	-
NET ASSETS	$5,376	$2,075,154	$2,808,281	$916,280	$6,531,684	$6,374
Units Outstanding	481	35,082	87,214	32,761	148,017	503
Accumulation Unit Value	$11.19	$59.15	$32.20	$27.97	$44.13	$12.67
Cost of Investments	$5,006	$572,938	$630,925	$505,076	$1,470,287	$4,857

	International	International	International	International	Health	Real
	Growth	Large-Cap	Small-Cap	Value	Sciences	Estate
	Class I	Class I	Class I	Class I	Class I	Class I
ASSETS
Investments in mutual funds, at value	$11,393	$5,867,765	$485,672	$19,501,673	$4,889,652	$3,142,921
Receivables:
Due from Pacific Life Insurance Company	-	1,378	54	-	-	750
Investments sold	-	-	18	54,917	4,361	-
Total Assets	11,393	5,869,143	485,744	19,556,590	4,894,013	3,143,671
LIABILITIES
Payables:
Due to Pacific Life Insurance Company	-	-	-	54,555	4,196	-
Investments purchased	-	607	-	-	-	356
Total Liabilities	-	607	-	54,555	4,196	356
NET ASSETS	$11,393	$5,868,536	$485,744	$19,502,035	$4,889,817	$3,143,315
Units Outstanding	1,040	230,995	26,189	537,843	56,122	41,640
Accumulation Unit Value	$10.95	$25.41	$18.55	$36.26	$87.13	$75.49
Cost of Investments	$7,823	$1,518,623	$143,288	$6,283,213	$455,394	$659,857

See Notes to Financial Statements	SA-4

PACIFIC SELECT VARIABLE ANNUITY SEPARATE ACCOUNT

STATEMENTS OF ASSETS AND LIABILITIES (Continued)

DECEMBER 31, 2025

	Variable Accounts
			PSF Avantis	Pacific Dynamix -	Pacific Dynamix -	Pacific
		Capital	Balanced	Conservative	Moderate	Dynamix -
	Technology	Appreciation	Allocation	Growth	Growth	Growth
	Class I	Class I	Class I	Class I	Class I	Class I
ASSETS
Investments in mutual funds, at value	$2,946,552	$23,779	$378,291	$3,694,738	$2,081,369	$5,570,455
Receivables:
Due from Pacific Life Insurance Company	676	-	-	-	161	-
Investments sold	-	1	13	127	72	236
Total Assets	2,947,228	23,780	378,304	3,694,865	2,081,602	5,570,691
LIABILITIES
Payables:
Due to Pacific Life Insurance Company	-	4	62	382	-	244
Investments purchased	301	-	-	-	-	-
Total Liabilities	301	4	62	382	-	244
NET ASSETS	$2,946,927	$23,776	$378,242	$3,694,483	$2,081,602	$5,570,447
Units Outstanding	88,246	2,391	20,343	155,258	65,791	138,098
Accumulation Unit Value	$33.39	$9.94	$18.59	$23.80	$31.64	$40.34
Cost of Investments	$1,026,494	$23,639	$195,697	$2,712,037	$704,820	$1,604,988

		Portfolio			Portfolio	American Funds
	Portfolio	Optimization	Portfolio	Portfolio	Optimization	IS American
	Optimization	Moderate-	Optimization	Optimization	Aggressive-	High-Income
	Conservative	Conservative	Moderate	Growth	Growth	Trust
	Class I	Class I	Class I	Class I	Class I	Class 4
ASSETS
Investments in mutual funds, at value	$29,170,992	$23,650,316	$83,721,892	$75,556,097	$29,373,331	$431,204
Receivables:
Due from Pacific Life Insurance Company	-	-	-	-	-	654
Investments sold	1,033	4,750	15,642	7,571	3,072	-
Total Assets	29,172,025	23,655,066	83,737,534	75,563,668	29,376,403	431,858
LIABILITIES
Payables:
Due to Pacific Life Insurance Company	1,035	4,252	15,577	7,224	2,540	-
Investments purchased	-	-	-	-	-	746
Total Liabilities	1,035	4,252	15,577	7,224	2,540	746
NET ASSETS	$29,170,990	$23,650,814	$83,721,957	$75,556,444	$29,373,863	$431,112
Units Outstanding	2,005,021	1,349,619	4,030,986	3,213,026	1,151,756	27,023
Accumulation Unit Value	$14.55	$17.52	$20.77	$23.52	$25.50	$15.95
Cost of Investments	$16,947,813	$11,245,741	$32,879,089	$25,856,873	$9,105,212	$408,844

	American			American Funds
	Funds	American Funds	American Funds	IS Capital World	American Funds	American Funds
	IS Asset Allocation	IS Capital Income Builder	IS Capital World Bond	Growth and Income	IS Global Balanced	IS Global Growth
	Class 4	Class 4	Class 4	Class 4	Class 4	Class 4
ASSETS
Investments in mutual funds, at value	$15,014,761	$521,616	$133,026	$851,539	$243,698	$893,911
Receivables:
Due from Pacific Life Insurance Company	88	-	-	-	69	-
Investments sold	394	29	5	25	19	31
Total Assets	15,015,243	521,645	133,031	851,564	243,786	893,942
LIABILITIES
Payables:
Due to Pacific Life Insurance Company	-	66	21	56	-	271
Investments purchased	-	-	-	-	-	-
Total Liabilities	-	66	21	56	-	271
NET ASSETS	$15,015,243	$521,579	$133,010	$851,508	$243,786	$893,671
Units Outstanding	698,708	30,391	13,965	35,554	13,747	29,280
Accumulation Unit Value	$21.49	$17.16	$9.52	$23.95	$17.73	$30.52
Cost of Investments	$11,950,282	$364,294	$132,767	$702,321	$200,240	$631,007

See Notes to Financial Statements	SA-5

PACIFIC SELECT VARIABLE ANNUITY SEPARATE ACCOUNT

STATEMENTS OF ASSETS AND LIABILITIES (Continued)

DECEMBER 31, 2025

	Variable Accounts
	American				American	American Funds
	Funds IS Global	American	American Funds IS	American Funds	Funds IS International	IS Managed Risk
	Small Capitalization	Funds IS Growth	Growth- Income	IS International	Growth and Income	Asset Allocation
	Class 4	Class 4	Class 4	Class 4	Class 4	Class P2
ASSETS
Investments in mutual funds, at value	$195,720	$9,284,829	$7,230,882	$432,187	$1,038,787	$626,234
Receivables:
Due from Pacific Life Insurance Company	-	590	614	-	-	-
Investments sold	11	-	73	15	36	22
Total Assets	195,731	9,285,419	7,231,569	432,202	1,038,823	626,256
LIABILITIES
Payables:
Due to Pacific Life Insurance Company	20	-	-	187	154	55
Investments purchased	-	111	-	-	-	-
Total Liabilities	20	111	-	187	154	55
NET ASSETS	$195,711	$9,285,308	$7,231,569	$432,015	$1,038,669	$626,201
Units Outstanding	11,474	208,393	232,866	28,367	62,466	34,751
Accumulation Unit Value	$17.06	$44.56	$31.05	$15.23	$16.63	$18.02
Cost of Investments	$203,240	$4,820,033	$5,263,075	$331,264	$781,576	$611,406

	American Funds IS New World Fund Class 4	American Funds IS The Bond Fund of America Class 4	American Funds IS U.S. Government Securities Class 4	American Funds IS Washington Mutual Investors Class 4	BlackRock 60/40 Target Allocation ETF V.I. Class I	BlackRock Global Allocation V.I. Class III
ASSETS
Investments in mutual funds, at value	$458,004	$703,304	$466,429	$3,329,267	$1,007,006	$4,468,593
Receivables:
Due from Pacific Life Insurance Company	-	-	-	-	-	-
Investments sold	16	24	16	-	35	221
Total Assets	458,020	703,328	466,445	3,329,267	1,007,041	4,468,814
LIABILITIES
Payables:
Due to Pacific Life Insurance Company	45	76	47	61	119	175
Investments purchased	-	-	-	120	-	-
Total Liabilities	45	76	47	181	119	175
NET ASSETS	$457,975	$703,252	$466,398	$3,329,086	$1,006,922	$4,468,639
Units Outstanding	24,953	65,346	44,873	123,479	51,851	212,147
Accumulation Unit Value	$18.35	$10.76	$10.39	$26.96	$19.42	$21.06
Cost of Investments	$280,956	$750,871	$466,205	$2,599,441	$931,373	$3,689,826

						First
	Fidelity		Fidelity VIP	Fidelity VIP	First Trust Dorsey	Trust/Dow Jones
	VIP Contrafund	Fidelity VIP FundsManager	Government Money	Strategic Income	Wright Tactical	Dividend & Income
	Service Class 2	60% Service Class 2	Market Service Class	Service Class 2	Core Class I	Allocation Class I
ASSETS
Investments in mutual funds, at value	$4,630,695	$249,776	$4,149,503	$1,068,130	$446,548	$1,306,256
Receivables:
Due from Pacific Life Insurance Company	-	-	1,501	-	-	-
Investments sold	410	9	-	77	15	45
Total Assets	4,631,105	249,785	4,151,004	1,068,207	446,563	1,306,301
LIABILITIES
Payables:
Due to Pacific Life Insurance Company	149	20	-	102	73	177
Investments purchased	-	-	1,006	-	-	-
Total Liabilities	149	20	1,006	102	73	177
NET ASSETS	$4,630,956	$249,765	$4,149,998	$1,068,105	$446,490	$1,306,124
Units Outstanding	90,274	10,622	395,852	79,878	26,831	62,641
Accumulation Unit Value	$51.30	$23.51	$10.48	$13.37	$16.64	$20.85
Cost of Investments	$3,345,965	$220,863	$4,149,503	$1,060,726	$349,682	$1,240,829

See Notes to Financial Statements	SA-6

PACIFIC SELECT VARIABLE ANNUITY SEPARATE ACCOUNT

STATEMENTS OF ASSETS AND LIABILITIES (Continued)

DECEMBER 31, 2025

	Variable Accounts
			Franklin	Franklin		Invesco
	Franklin	Franklin	Mutual Global	Rising	Templeton	V.I. International
	Allocation	Income	Discovery	Dividends	Global Bond	Growth
	VIP Class 4	VIP Class 2	VIP Class 2	VIP Class 2	VIP Class 2	Series II
ASSETS
Investments in mutual funds, at value	$372,094	$551,086	$538,770	$1,705,948	$279,797	$147,627
Receivables:
Due from Pacific Life Insurance Company	49	-	-	272	-	-
Investments sold	26	29	105	59	10	5
Total Assets	372,169	551,115	538,875	1,706,279	279,807	147,632
LIABILITIES
Payables:
Due to Pacific Life Insurance Company	-	94	60	-	27	23
Investments purchased	-	-	-	-	-	-
Total Liabilities	-	94	60	-	27	23
NET ASSETS	$372,169	$551,021	$538,815	$1,706,279	$279,780	$147,609
Units Outstanding	17,980	34,427	21,908	48,184	33,936	10,095
Accumulation Unit Value	$20.70	$16.01	$24.59	$35.41	$8.24	$14.62
Cost of Investments	$305,437	$510,483	$477,679	$1,478,146	$300,365	$139,574

					Janus
	Invesco V.I.	Invesco V.I.	Invesco V.I.		Henderson	Janus
	Balanced-Risk	Equity and	Global	Invesco V.I.	Balanced	Henderson
	Allocation Series II	Income Series II	Real Estate Series II	Global Series II	Service Shares	Flexible Bond Service Shares
ASSETS
Investments in mutual funds, at value	$409,566	$142,356	$19,849	$185,566	$5,267,614	$103,223
Receivables:
Due from Pacific Life Insurance Company	122	-	-	60	345	-
Investments sold	14	22	1	6	-	4
Total Assets	409,702	142,378	19,850	185,632	5,267,959	103,227
LIABILITIES
Payables:
Due to Pacific Life Insurance Company	-	211	13	-	-	21
Investments purchased	-	-	-	-	289	-
Total Liabilities	-	211	13	-	289	21
NET ASSETS	$409,702	$142,167	$19,837	$185,632	$5,267,670	$103,206
Units Outstanding	17,893	6,934	1,933	7,801	188,265	9,568
Accumulation Unit Value	$22.90	$20.50	$10.26	$23.80	$27.98	$10.79
Cost of Investments	$481,812	$123,206	$19,388	$176,487	$3,400,234	$112,030

	LVIP			MFS	MFS	Nomura
	American	Lord Abbett		Total Return	Utilities	VIP Energy
	Century	Bond	Lord Abbett	Series -	Series -	Series
	Mid Cap Value	Debenture	Total Return	Service	Service	Service
	Service Class	Class VC	Class VC	Class	Class	Class
ASSETS
Investments in mutual funds, at value	$604,276	$698,298	$295,052	$558,717	$339,670	$52,621
Receivables:
Due from Pacific Life Insurance Company	37	-	20	-	-	6
Investments sold	21	24	10	19	12	2
Total Assets	604,334	698,322	295,082	558,736	339,682	52,629
LIABILITIES
Payables:
Due to Pacific Life Insurance Company	-	43	-	11	17	-
Investments purchased	-	-	-	-	-	-
Total Liabilities	-	43	-	11	17	-
NET ASSETS	$604,334	$698,279	$295,082	$558,725	$339,665	$52,629
Units Outstanding	20,696	46,790	26,765	24,254	14,605	7,196
Accumulation Unit Value	$29.20	$14.92	$11.02	$23.04	$23.26	$7.31
Cost of Investments	$534,246	$693,093	$317,841	$509,482	$270,291	$28,688

See Notes to Financial Statements	SA-7

PACIFIC SELECT VARIABLE ANNUITY SEPARATE ACCOUNT

STATEMENTS OF ASSETS AND LIABILITIES (Continued)

DECEMBER 31, 2025

	Variable Accounts
	PIMCO
	Commodity-
	RealReturn		VanEck VIP
	Strategy -	PIMCO Income -	Global Resources
	Advisor Class	Advisor Class	Class S
ASSETS
Investments in mutual funds, at value	$170,499	$604,154	$440,190
Receivables:
Due from Pacific Life Insurance Company	56	-	-
Investments sold	6	26	15
Total Assets	170,561	604,180	440,205
LIABILITIES
Payables:
Due to Pacific Life Insurance Company	-	68	66
Investments purchased	-	-	-
Total Liabilities	-	68	66
NET ASSETS	$170,561	$604,112	$440,139
Units Outstanding	20,939	49,021	41,345
Accumulation Unit Value	$8.15	$12.32	$10.65
Cost of Investments	$160,822	$574,748	$220,189

See Notes to Financial Statements	SA-8

PACIFIC SELECT VARIABLE ANNUITY SEPARATE ACCOUNT

STATEMENTS OF OPERATIONS

FOR THE YEAR ENDED DECEMBER 31, 2025

	Variable Accounts
	Core	Diversified	Floating	High Yield	Inflation	Intermediate
	Income	Bond	Rate Income	Bond	Managed	Bond
	Class I	Class I	Class I	Class I	Class I	Class I
INVESTMENT INCOME
Dividends	$-	$-	$-	$-	$-	$-
EXPENSES
Mortality and expense risk	4,970	11,252	16,740	111,020	97,337	3,369
Net Investment Income (Loss)	(4,970)	(11,252)	(16,740)	(111,020)	(97,337)	(3,369)
REALIZED GAIN (LOSS) ON INVESTMENTS
Realized gain (loss) on sale of investments	(200)	13,415	36,305	458,819	248,708	(166)
Capital gain distributions	-	-	-	-	-	-
Realized Gain (Loss) on Investments	(200)	13,415	36,305	458,819	248,708	(166)
CHANGE IN NET UNREALIZED APPRECIATION (DEPRECIATION) ON INVESTMENTS	25,835	54,042	45,205	161,584	355,614	16,672
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	$20,665	$56,205	$64,770	$509,383	$506,985	$13,137

	Short Duration	Total	Emerging	Dividend	Equity	Focused
	Bond	Return	Markets Debt	Growth	Index	Growth
	Class I	Class I	Class I	Class I	Class I	Class I
INVESTMENT INCOME
Dividends	$-	$-	$-	$-	$-	$-
EXPENSES
Mortality and expense risk	31,780	243,881	1,800	92,200	759,418	87,982
Net Investment Income (Loss)	(31,780)	(243,881)	(1,800)	(92,200)	(759,418)	(87,982)
REALIZED GAIN (LOSS) ON INVESTMENTS
Realized gain (loss) on sale of investments	95,020	538,245	5,996	710,217	7,481,970	617,058
Capital gain distributions	-	-	-	-	-	-
Realized Gain (Loss) on Investments	95,020	538,245	5,996	710,217	7,481,970	617,058
CHANGE IN NET UNREALIZED APPRECIATION (DEPRECIATION) ON INVESTMENTS	37,111	1,139,745	14,971	287,585	2,351,939	560,658
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	$100,351	$1,434,109	$19,167	$905,602	$9,074,491	$1,089,734

					Large-Cap
		Hedged	Large-Cap	Large-Cap	Plus Bond	Large-Cap
	Growth	Equity	Core	Growth	Alpha	Value
	Class I	Class I	Class I	Class I	Class I	Class I
INVESTMENT INCOME
Dividends	$-	$-	$-	$-	$-	$-
EXPENSES
Mortality and expense risk	1,031,880	17,473	758,192	44,114	65	105,329
Net Investment Income (Loss)	(1,031,880)	(17,473)	(758,192)	(44,114)	(65)	(105,329)
REALIZED GAIN (LOSS) ON INVESTMENTS
Realized gain (loss) on sale of investments	9,584,496	275,062	5,989,010	432,782	(1)	482,344
Capital gain distributions	-	-	-	-	-	-
Realized Gain (Loss) on Investments	9,584,496	275,062	5,989,010	432,782	(1)	482,344
CHANGE IN NET UNREALIZED APPRECIATION (DEPRECIATION) ON INVESTMENTS	(158,413)	(248,724)	2,289,486	75,788	885	325,060
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	$8,394,203	$8,865	$7,520,304	$464,456	$819	$702,075

See Notes to Financial Statements	SA-9

PACIFIC SELECT VARIABLE ANNUITY SEPARATE ACCOUNT

STATEMENTS OF OPERATIONS (Continued)

FOR THE YEAR ENDED DECEMBER 31, 2025

	Variable Accounts
		Mid-Cap
	Mid-Cap	Plus Bond	Mid-Cap	Small-Cap	Small-Cap	Small-Cap
	Growth	Alpha	Value	Equity	Growth	Index
	Class I	Class I	Class I	Class I	Class I	Class I
INVESTMENT INCOME
Dividends	$-	$-	$-	$-	$-	$-
EXPENSES
Mortality and expense risk	69,806	128,302	11,452	9,710	56,531	83,486
Net Investment Income (Loss)	(69,806)	(128,302)	(11,452)	(9,710)	(56,531)	(83,486)
REALIZED GAIN (LOSS) ON INVESTMENTS
Realized gain (loss) on sale of investments	838,046	1,395,743	130,159	149,902	259,633	1,662,887
Capital gain distributions	-	-	-	-	-	-
Realized Gain (Loss) on Investments	838,046	1,395,743	130,159	149,902	259,633	1,662,887
CHANGE IN NET UNREALIZED APPRECIATION (DEPRECIATION) ON INVESTMENTS	(711,309)	(499,621)	(39,793)	(94,546)	262,514	(963,580)
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	$56,931	$767,820	$78,914	$45,646	$465,616	$615,821

						International
	Small-Cap					Equity
	Plus Bond	Small-Cap		Value	Emerging	Plus Bond
	Alpha	Value	Value	Advantage	Markets	Alpha
	Class I	Class I	Class I	Class I	Class I	Class I
INVESTMENT INCOME
Dividends	$-	$-	$-	$-	$-	$-
EXPENSES
Mortality and expense risk	62	25,477	33,510	11,934	76,382	72
Net Investment Income (Loss)	(62)	(25,477)	(33,510)	(11,934)	(76,382)	(72)
REALIZED GAIN (LOSS) ON INVESTMENTS
Realized gain (loss) on sale of investments	(34)	197,372	299,628	40,151	778,361	43
Capital gain distributions	-	-	-	-	-	-
Realized Gain (Loss) on Investments	(34)	197,372	299,628	40,151	778,361	43
CHANGE IN NET UNREALIZED APPRECIATION (DEPRECIATION) ON INVESTMENTS	617	(88,482)	205,565	71,068	997,855	1,570
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	$521	$83,413	$471,683	$99,285	$1,699,834	$1,541

	International	International	International	International	Health	Real
	Growth	Large-Cap	Small-Cap	Value	Sciences	Estate
	Class I	Class I	Class I	Class I	Class I	Class I
INVESTMENT INCOME
Dividends	$-	$-	$-	$-	$-	$-
EXPENSES
Mortality and expense risk	133	74,697	5,883	225,729	59,825	40,989
Net Investment Income (Loss)	(133)	(74,697)	(5,883)	(225,729)	(59,825)	(40,989)
REALIZED GAIN (LOSS) ON INVESTMENTS
Realized gain (loss) on sale of investments	40	765,514	15,671	2,077,418	757,166	444,571
Capital gain distributions	-	-	-	-	-	-
Realized Gain (Loss) on Investments	40	765,514	15,671	2,077,418	757,166	444,571
CHANGE IN NET UNREALIZED APPRECIATION (DEPRECIATION) ON INVESTMENTS	2,085	450,341	81,737	4,885,663	(33,874)	(380,607)
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	$1,992	$1,141,158	$91,525	$6,737,352	$663,467	$22,975

See Notes to Financial Statements	SA-10

PACIFIC SELECT VARIABLE ANNUITY SEPARATE ACCOUNT

STATEMENTS OF OPERATIONS (Continued)

FOR THE YEAR OR PERIOD ENDED DECEMBER 31, 2025

	Variable Accounts
				Pacific	Pacific
			PSF Avantis	Dynamix -	Dynamix -	Pacific
		Capital	Balanced	Conservative	Moderate	Dynamix -
	Technology	Appreciation	Allocation	Growth	Growth	Growth
	Class I	Class I (1)	Class I	Class I	Class I	Class I
INVESTMENT INCOME
Dividends	$-	$-	$-	$-	$-	$-
EXPENSES
Mortality and expense risk	43,342	42	5,513	30,994	25,220	65,284
Net Investment Income (Loss)	(43,342)	(42)	(5,513)	(30,994)	(25,220)	(65,284)
REALIZED GAIN (LOSS) ON INVESTMENTS
Realized gain (loss) on sale of investments	539,403	1	115,959	12,692	111,461	214,568
Capital gain distributions	-	-	-	-	-	-
Realized Gain (Loss) on Investments	539,403	1	115,959	12,692	111,461	214,568
CHANGE IN NET UNREALIZED APPRECIATION (DEPRECIATION) ON INVESTMENTS	51,876	140	(59,686)	264,846	153,636	590,015
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	$547,937	$99	$50,760	$246,544	$239,877	$739,299

		Portfolio			Portfolio	American Funds
	Portfolio	Optimization	Portfolio	Portfolio	Optimization	IS American
	Optimization	Moderate-	Optimization	Optimization	Aggressive-	High-Income
	Conservative	Conservative	Moderate	Growth	Growth	Trust
	Class I	Class I	Class I	Class I	Class I	Class 4
INVESTMENT INCOME
Dividends	$-	$-	$-	$-	$-	$23,962
EXPENSES
Mortality and expense risk	369,458	313,696	1,041,651	922,186	374,284	5,148
Net Investment Income (Loss)	(369,458)	(313,696)	(1,041,651)	(922,186)	(374,284)	18,814
REALIZED GAIN (LOSS) ON INVESTMENTS
Realized gain (loss) on sale of investments	1,576,061	3,273,347	6,635,991	4,977,558	3,745,067	182
Capital gain distributions	-	-	-	-	-	-
Realized Gain (Loss) on Investments	1,576,061	3,273,347	6,635,991	4,977,558	3,745,067	182
CHANGE IN NET UNREALIZED APPRECIATION (DEPRECIATION) ON INVESTMENTS	1,191,732	(480,603)	3,738,904	5,539,557	992,043	7,822
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	$2,398,335	$2,479,048	$9,333,244	$9,594,929	$4,362,826	$26,818

				American
	American	American		Funds
	IS Funds	Funds IS Capital	American Funds	IS Capital World	American Funds	American Funds
	Asset Allocation	Income Builder	IS Capital World Bond	Growth and Income	IS Global Balanced	IS Global Growth
	Class 4	Class 4	Class 4	Class 4	Class 4	Class 4
INVESTMENT INCOME
Dividends	$260,556	$13,503	$3,721	$8,407	$2,858	$10,784
EXPENSES
Mortality and expense risk	179,980	6,157	1,661	8,062	2,944	11,628
Net Investment Income (Loss)	80,576	7,346	2,060	345	(86)	(844)
REALIZED GAIN (LOSS) ON INVESTMENTS
Realized gain (loss) on sale of investments	41,367	1,059	(11,019)	65	1,355	(11,738)
Capital gain distributions	1,026,917	-	-	23,264	9,111	133,610
Realized Gain (Loss) on Investments	1,068,284	1,059	(11,019)	23,329	10,466	121,872
CHANGE IN NET UNREALIZED APPRECIATION (DEPRECIATION) ON INVESTMENTS	770,676	75,160	18,582	109,679	23,550	46,912
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	$1,919,536	$83,565	$9,623	$133,353	$33,930	$167,940

(1) Operations commenced or resumed during 2025 (See Financial Highlights for commencement date of operations).

See Notes to Financial Statements	SA-11

PACIFIC SELECT VARIABLE ANNUITY SEPARATE ACCOUNT

STATEMENTS OF OPERATIONS (Continued)

FOR THE YEAR ENDED DECEMBER 31, 2025

	Variable Accounts
	American Funds IS Global Small Capitalization	American Funds IS Growth	American Funds IS Growth-Income	American Funds IS International	American Funds IS International Growth and Income	American Funds IS Managed Risk Asset Allocation
	Class 4	Class 4	Class 4	Class 4	Class 4	Class P2
INVESTMENT INCOME
Dividends	$369	$12,296	$51,559	$4,707	$22,370	$15,888
EXPENSES
Mortality and expense risk	2,483	117,597	89,041	4,759	11,984	7,649
Net Investment Income (Loss)	(2,114)	(105,301)	(37,482)	(52)	10,386	8,239
REALIZED GAIN (LOSS) ON INVESTMENTS
Realized gain (loss) on sale of investments	(3,563)	389,864	173,800	7,254	12,622	(640)
Capital gain distributions	4,630	769,608	1,233,269	-	-	38,309
Realized Gain (Loss) on Investments	1,067	1,159,472	1,407,069	7,254	12,622	37,669
CHANGE IN NET UNREALIZED APPRECIATION (DEPRECIATION) ON INVESTMENTS	25,901	561,286	(262,497)	74,595	252,308	14,171
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	$24,854	$1,615,457	$1,107,090	$81,797	$275,316	$60,079

	American Funds IS	American Funds IS The Bond	American Funds IS U.S.	American Funds IS Washington	BlackRock 60/40 Target	BlackRock
	New World Fund	Fund of America	Government Securities	Mutual Investors	Allocation ETF	Global Allocation
	Class 4	Class 4	Class 4	Class 4	V.I. Class I	V.I. Class III
INVESTMENT INCOME
Dividends	$4,002	$27,956	$19,255	$39,725	$22,659	$176,154
EXPENSES
Mortality and expense risk	6,337	8,294	6,593	37,297	9,042	54,806
Net Investment Income (Loss)	(2,335)	19,662	12,662	2,428	13,617	121,348
REALIZED GAIN (LOSS) ON INVESTMENTS
Realized gain (loss) on sale of investments	14,019	(13,157)	4,001	7,544	153	36,668
Capital gain distributions	25,872	-	-	215,665	36,042	434,586
Realized Gain (Loss) on Investments	39,891	(13,157)	4,001	223,209	36,195	471,254
CHANGE IN NET UNREALIZED APPRECIATION (DEPRECIATION) ON INVESTMENTS	83,691	29,434	21,240	233,529	44,181	129,766
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	$121,247	$35,939	$37,903	$459,166	$93,993	$722,368

	Fidelity VIP Contrafund	Fidelity VIP FundsManager	Fidelity VIP Government Money	Fidelity VIP Strategic Income	First Trust Dorsey Wright Tactical	First Trust/Dow Jones Dividend & Income
	Service Class 2	60% Service Class 2	Market Service Class	Service Class 2	Core Class I	Allocation Class I
INVESTMENT INCOME
Dividends	$-	$4,920	$175,986	$22,725	$4,022	$31,620
EXPENSES
Mortality and expense risk	48,750	2,247	55,650	5,203	5,456	16,593
Net Investment Income (Loss)	(48,750)	2,673	120,336	17,522	(1,434)	15,027
REALIZED GAIN (LOSS) ON INVESTMENTS
Realized gain (loss) on sale of investments	(18,891)	6,757	-	(260)	5,708	2,393
Capital gain distributions	689,781	777	-	-	-	74,402
Realized Gain (Loss) on Investments	670,890	7,534	-	(260)	5,708	76,795
CHANGE IN NET UNREALIZED APPRECIATION (DEPRECIATION) ON INVESTMENTS	108,415	14,220	-	8,391	31,226	(39,347)
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	$730,555	$24,427	$120,336	$25,653	$35,500	$52,475

See Notes to Financial Statements	SA-12

PACIFIC SELECT VARIABLE ANNUITY SEPARATE ACCOUNT

STATEMENTS OF OPERATIONS (Continued)

FOR THE YEAR ENDED DECEMBER 31, 2025

	Variable Accounts
			Franklin			Invesco
	Franklin	Franklin	Mutual Global	Franklin Rising	Templeton	V.I. International
	Allocation	Income	Discovery	Dividends	Global Bond	Growth
	VIP Class 4	VIP Class 2	VIP Class 2	VIP Class 2	VIP Class 2	Series II
INVESTMENT INCOME
Dividends	$6,360	$26,670	$9,540	$12,493	$-	$83
EXPENSES
Mortality and expense risk	4,539	6,581	6,070	21,507	3,421	1,714
Net Investment Income (Loss)	1,821	20,089	3,470	(9,014)	(3,421)	(1,631)
REALIZED GAIN (LOSS) ON INVESTMENTS
Realized gain (loss) on sale of investments	3,176	735	(161)	22,983	(11,636)	(228)
Capital gain distributions	14,194	5,606	52,879	149,677	-	12,392
Realized Gain (Loss) on Investments	17,370	6,341	52,718	172,660	(11,636)	12,164
CHANGE IN NET UNREALIZED APPRECIATION (DEPRECIATION) ON INVESTMENTS	19,379	30,102	37,069	(2,333)	51,139	7,136
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	$38,570	$56,532	$93,257	$161,313	$36,082	$17,669

					Janus	Janus
	Invesco V.I.	Invesco V.I.	Invesco V.I.		Henderson	Henderson
	Balanced-Risk	Equity and	Global	Invesco V.I.	Balanced	Flexible Bond
	Allocation Series II	Income Series II	Real Estate Series II	Global Series II	Service Shares	Service Shares
INVESTMENT INCOME
Dividends	$27,163	$2,497	$867	$-	$73,738	$4,648
EXPENSES
Mortality and expense risk	5,353	1,656	613	1,868	49,130	1,290
Net Investment Income (Loss)	21,810	841	254	(1,868)	24,608	3,358
REALIZED GAIN (LOSS) ON INVESTMENTS
Realized gain (loss) on sale of investments	(33,742)	142	223	4,808	41,392	(505)
Capital gain distributions	-	7,165	-	27,005	117,671	-
Realized Gain (Loss) on Investments	(33,742)	7,307	223	31,813	159,063	(505)
CHANGE IN NET UNREALIZED APPRECIATION (DEPRECIATION) ON INVESTMENTS	41,426	5,948	2,920	(11,202)	305,823	3,051
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	$29,494	$14,096	$3,397	$18,743	$489,494	$5,904

	LVIP
	American
	Century	Lord Abbett		MFS	MFS	Nomura
	Mid Cap Value	Bond Debenture	Lord Abbett Total Return	Total Return Series -	Utilities Series -	VIP Energy Series
	Service Class	Class VC	Class VC	Service Class	Service Class	Service Class
INVESTMENT INCOME
Dividends	$9,757	$40,668	$13,673	$26,371	$8,864	$623
EXPENSES
Mortality and expense risk	7,729	8,669	3,654	12,634	3,992	703
Net Investment Income (Loss)	2,028	31,999	10,019	13,737	4,872	(80)
REALIZED GAIN (LOSS) ON INVESTMENTS
Realized gain (loss) on sale of investments	10,180	670	(1,239)	(46,746)	1,261	6,792
Capital gain distributions	47,901	-	-	77,585	4,421	-
Realized Gain (Loss) on Investments	58,081	670	(1,239)	30,839	5,682	6,792
CHANGE IN NET UNREALIZED APPRECIATION (DEPRECIATION) ON INVESTMENTS	(19,583)	13,566	7,842	33,421	29,083	(1,885)
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	$40,526	$46,235	$16,622	$77,997	$39,637	$4,827

See Notes to Financial Statements	SA-13

PACIFIC SELECT VARIABLE ANNUITY SEPARATE ACCOUNT

STATEMENTS OF OPERATIONS (Continued)

FOR THE YEAR ENDED DECEMBER 31, 2025

	Variable Accounts
	PIMCO
	Commodity-		VanEck VIP
	RealReturn Strategy -	PIMCO Income -	Global Resources
	Advisor Class	Advisor Class	Class S
INVESTMENT INCOME
Dividends	$9,758	$28,455	$9,365
EXPENSES
Mortality and expense risk	3,729	7,015	4,785
Net Investment Income (Loss)	6,029	21,440	4,580
REALIZED GAIN (LOSS) ON INVESTMENTS
Realized gain (loss) on sale of investments	(28,440)	163	13,599
Capital gain distributions	-	-	-
Realized Gain (Loss) on Investments	(28,440)	163	13,599
CHANGE IN NET UNREALIZED APPRECIATION (DEPRECIATION) ON INVESTMENTS	38,617	25,887	97,786
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	$16,206	$47,490	$115,965

See Notes to Financial Statements	SA-14

PACIFIC SELECT VARIABLE ANNUITY SEPARATE ACCOUNT

STATEMENTS OF CHANGES IN NET ASSETS

	Variable Accounts
	Year Ended	Year Ended	Year Ended	Year Ended	Year Ended	Year Ended
	December 31,	December 31,	December 31,	December 31,	December 31,	December 31,
	2025	2024	2025	2024	2025	2024

	Core Income		Diversified Bond		Floating Rate Income
	Class I		Class I		Class I
INCREASE (DECREASE) IN NET ASSETS FROM OPERATIONS
Net investment income (loss)	$(4,970)	$(4,421)	$(11,252)	$(11,811)	$(16,740)	$(19,453)
Realized gain (loss) on investments	(200)	1,268	13,415	19,518	36,305	79,115
Change in net unrealized appreciation (depreciation) on investments	25,835	6,929	54,042	(4,668)	45,205	41,531
Net Increase (Decrease) in Net Assets Resulting from Operations	20,665	3,776	56,205	3,039	64,770	101,193
INCREASE (DECREASE) IN NET ASSETS FROM CONTRACT OWNER TRANSACTIONS
Payments received from contract owners	-	-	192	2,102	-	15,300
Transfers between variable and fixed accounts, net	(8,561)	59,944	57,385	(21,563)	29,205	189,214
Contract benefits and terminations	(759)	(883)	(52,864)	(53,381)	(113,118)	(414,142)
Contract charges and deductions	(606)	(534)	(1,964)	(2,046)	(3,586)	(4,059)
Other	(1)	-	6	308	(21)	(33)
Net Increase (Decrease) in Net Assets Derived from Contract Owner Transactions	(9,927)	58,527	2,755	(74,580)	(87,520)	(213,720)
NET INCREASE (DECREASE) IN NET ASSETS	10,738	62,303	58,960	(71,541)	(22,750)	(112,527)
NET ASSETS
Beginning of Year	394,797	332,494	893,150	964,691	1,365,333	1,477,860
End of Year	$405,535	$394,797	$952,110	$893,150	$1,342,583	$1,365,333

	High Yield Bond		Inflation Managed		Intermediate Bond
	Class I		Class I		Class I
INCREASE (DECREASE) IN NET ASSETS FROM OPERATIONS
Net investment income (loss)	$(111,020)	$(117,719)	$(97,337)	$(104,414)	$(3,369)	$(2,468)
Realized gain (loss) on investments	458,819	700,451	248,708	271,520	(166)	252
Change in net unrealized appreciation (depreciation) on investments	161,584	(53,063)	355,614	(77,868)	16,672	4,009
Net Increase (Decrease) in Net Assets Resulting from Operations	509,383	529,669	506,985	89,238	13,137	1,793
INCREASE (DECREASE) IN NET ASSETS FROM CONTRACT OWNER TRANSACTIONS
Payments received from contract owners	3,490	37,370	261,425	28,471	-	-
Transfers between variable and fixed accounts, net	139,144	143,657	(41,845)	92,880	115,213	20,982
Contract benefits and terminations	(817,631)	(1,334,428)	(1,179,757)	(1,511,616)	(7,214)	(10,597)
Contract charges and deductions	(16,559)	(17,403)	(13,014)	(13,978)	(416)	(319)
Other	56	1,094	175	112	(74)	(1)
Net Increase (Decrease) in Net Assets Derived from Contract Owner Transactions	(691,500)	(1,169,710)	(973,016)	(1,404,131)	107,509	10,065
NET INCREASE (DECREASE) IN NET ASSETS	(182,117)	(640,041)	(466,031)	(1,314,893)	120,646	11,858
NET ASSETS
Beginning of Year	9,003,406	9,643,447	7,927,869	9,242,762	200,477	188,619
End of Year	$8,821,289	$9,003,406	$7,461,838	$7,927,869	$321,123	$200,477

See Notes to Financial Statements	SA-15

PACIFIC SELECT VARIABLE ANNUITY SEPARATE ACCOUNT

STATEMENTS OF CHANGES IN NET ASSETS (Continued)

	Variable Accounts
	Year Ended	Year Ended	Year Ended	Year Ended	Year Ended	Year Ended
	December 31,	December 31,	December 31,	December 31,	December 31,	December 31,
	2025	2024	2025	2024	2025	2024

	Short Duration Bond		Total Return		Emerging Markets Debt
	Class I		Class I		Class I
INCREASE (DECREASE) IN NET ASSETS FROM OPERATIONS
Net investment income (loss)	$(31,780)	$(29,675)	$(243,881)	$(259,235)	$(1,800)	$(1,821)
Realized gain (loss) on investments	95,020	64,329	538,245	524,314	5,996	4,616
Change in net unrealized appreciation (depreciation) on investments	37,111	47,556	1,139,745	21,546	14,971	4,932
Net Increase (Decrease) in Net Assets Resulting from Operations	100,351	82,210	1,434,109	286,625	19,167	7,727
INCREASE (DECREASE) IN NET ASSETS FROM CONTRACT OWNER TRANSACTIONS
Payments received from contract owners	4,855	2,029	130,662	87,004	150	600
Transfers between variable and fixed accounts, net	113,237	87,386	502,445	218,112	1,904	(10,916)
Contract benefits and terminations	(405,691)	(376,414)	(2,256,018)	(2,126,583)	(17,712)	(5,919)
Contract charges and deductions	(4,415)	(4,146)	(34,569)	(36,514)	(522)	(516)
Other	72	8	189	(1,042)	-	2
Net Increase (Decrease) in Net Assets Derived from Contract Owner Transactions	(291,942)	(291,137)	(1,657,291)	(1,859,023)	(16,180)	(16,749)
NET INCREASE (DECREASE) IN NET ASSETS	(191,591)	(208,927)	(223,182)	(1,572,398)	2,987	(9,022)
NET ASSETS
Beginning of Year	2,239,544	2,448,471	19,794,406	21,366,804	142,113	151,135
End of Year	$2,047,953	$2,239,544	$19,571,224	$19,794,406	$145,100	$142,113

	Dividend Growth		Equity Index		Focused Growth
	Class I		Class I		Class I
INCREASE (DECREASE) IN NET ASSETS FROM OPERATIONS
Net investment income (loss)	$(92,200)	$(95,779)	$(759,418)	$(758,025)	$(87,982)	$(91,027)
Realized gain (loss) on investments	710,217	992,083	7,481,970	6,790,172	617,058	1,360,676
Change in net unrealized appreciation (depreciation) on investments	287,585	(38,219)	2,351,939	6,396,836	560,658	379,686
Net Increase (Decrease) in Net Assets Resulting from Operations	905,602	858,085	9,074,491	12,428,983	1,089,734	1,649,335
INCREASE (DECREASE) IN NET ASSETS FROM CONTRACT OWNER TRANSACTIONS
Payments received from contract owners	70,783	15,155	147,161	202,786	12,793	3,374
Transfers between variable and fixed accounts, net	40,779	(151,495)	(1,282,109)	(717,009)	(154,906)	(174,861)
Contract benefits and terminations	(838,209)	(953,067)	(6,376,543)	(6,430,022)	(421,290)	(1,205,692)
Contract charges and deductions	(11,533)	(12,213)	(104,089)	(104,567)	(12,747)	(13,164)
Other	170	108	(13,201)	60,297	78	1,772
Net Increase (Decrease) in Net Assets Derived from Contract Owner Transactions	(738,010)	(1,101,512)	(7,628,781)	(6,988,515)	(576,072)	(1,388,571)
NET INCREASE (DECREASE) IN NET ASSETS	167,592	(243,427)	1,445,710	5,440,468	513,662	260,764
NET ASSETS
Beginning of Year	7,246,545	7,489,972	61,488,745	56,048,277	6,981,519	6,720,755
End of Year	$7,414,137	$7,246,545	$62,934,455	$61,488,745	$7,495,181	$6,981,519

See Notes to Financial Statements	SA-16

PACIFIC SELECT VARIABLE ANNUITY SEPARATE ACCOUNT

STATEMENTS OF CHANGES IN NET ASSETS (Continued)

	Variable Accounts
	Year Ended	Year Ended	Year Ended	Year/Period Ended	Year Ended	Year Ended
	December 31,	December 31,	December 31,	December 31,	December 31,	December 31,
	2025	2024	2025	2024	2025	2024
	Growth		Hedged Equity		Large-Cap Core
	Class I		Class I		Class I
INCREASE (DECREASE) IN NET ASSETS FROM OPERATIONS
Net investment income (loss)	$(1,031,880)	$(1,020,474)	$(17,473)	$(28,853)	$(758,192)	$(757,269)
Realized gain (loss) on investments	9,584,496	7,034,623	275,062	64,974	5,989,010	6,306,906
Change in net unrealized appreciation (depreciation) on investments	(158,413)	14,793,195	(248,724)	314,349	2,289,486	6,481,463
Net Increase (Decrease) in Net Assets Resulting from Operations	8,394,203	20,807,344	8,865	350,470	7,520,304	12,031,100
INCREASE (DECREASE) IN NET ASSETS FROM CONTRACT OWNER TRANSACTIONS
Payments received from contract owners	365,556	333,118	-	-	215,264	244,804
Transfers between variable and fixed accounts, net	(1,506,775)	(910,690)	(1,307,491)	140,121	(217,241)	(1,377,382)
Contract benefits and terminations	(8,901,518)	(6,781,582)	(111,045)	(427,828)	(6,286,460)	(5,771,274)
Contract charges and deductions	(139,841)	(139,506)	(9,446)	(8,337)	(101,860)	(102,209)
Other	1,382	85,403	339	6	594	(3,478)
Net Increase (Decrease) in Net Assets Derived from Contract Owner Transactions	(10,181,196)	(7,413,257)	(1,427,643)	(296,038)	(6,389,703)	(7,009,539)
NET INCREASE (DECREASE) IN NET ASSETS	(1,786,993)	13,394,087	(1,418,778)	54,432	1,130,601	5,021,561
NET ASSETS
Beginning of Year	84,037,396	70,643,309	2,307,427	2,252,995	60,860,763	55,839,202
End of Year	$82,250,403	$84,037,396	$888,649	$2,307,427	$61,991,364	$60,860,763

	Large-Cap Growth		Large-Cap Plus Bond Alpha		Large-Cap Value
	Class I		Class I (1)		Class I
INCREASE (DECREASE) IN NET ASSETS FROM OPERATIONS
Net investment income (loss)	$(44,114)	$(46,772)	$(65)	$(8)	$(105,329)	$(115,211)
Realized gain (loss) on investments	432,782	594,724	(1)	-	482,344	1,531,253
Change in net unrealized appreciation (depreciation) on investments	75,788	365,849	885	(62)	325,060	(829,670)
Net Increase (Decrease) in Net Assets Resulting from Operations	464,456	913,801	819	(70)	702,075	586,372
INCREASE (DECREASE) IN NET ASSETS FROM CONTRACT OWNER TRANSACTIONS
Payments received from contract owners	14,381	10,486	-	-	6,812	12,960
Transfers between variable and fixed accounts, net	(29,963)	(296,865)	-	5,306	43,143	(247,996)
Contract benefits and terminations	(436,511)	(366,445)	(357)	-	(531,104)	(1,577,323)
Contract charges and deductions	(6,019)	(6,382)	(16)	(1)	(13,533)	(14,839)
Other	121	604	-	-	92	710
Net Increase (Decrease) in Net Assets Derived from Contract Owner Transactions	(457,991)	(658,602)	(373)	5,305	(494,590)	(1,826,488)
NET INCREASE (DECREASE) IN NET ASSETS	6,465	255,199	446	5,235	207,485	(1,240,116)
NET ASSETS
Beginning of Year or Period	3,713,591	3,458,392	5,235	-	8,460,455	9,700,571
End of Year or Period	$3,720,056	$3,713,591	$5,681	$5,235	$8,667,940	$8,460,455

(1) Operations commenced or resumed during 2024 (See Financial Highlights for commencement date of operations).

See Notes to Financial Statements	SA-17

PACIFIC SELECT VARIABLE ANNUITY SEPARATE ACCOUNT

STATEMENTS OF CHANGES IN NET ASSETS (Continued)

	Variable Accounts
	Year Ended	Year Ended	Year Ended	Year Ended	Year Ended	Year Ended
	December 31,	December 31,	December 31,	December 31,	December 31,	December 31,
	2025	2024	2025	2024	2025	2024
	Mid-Cap Growth		Mid-Cap Plus Bond Alpha		Mid-Cap Value
	Class I		Class I		Class I
INCREASE (DECREASE) IN NET ASSETS FROM OPERATIONS
Net investment income (loss)	$(69,806)	$(83,126)	$(128,302)	$(136,231)	$(11,452)	$(13,470)
Realized gain (loss) on investments	838,046	520,766	1,395,743	1,001,866	130,159	153,302
Change in net unrealized appreciation (depreciation) on investments	(711,309)	(364,598)	(499,621)	505,341	(39,793)	(44,760)
Net Increase (Decrease) in Net Assets Resulting from Operations	56,931	73,042	767,820	1,370,976	78,914	95,072
INCREASE (DECREASE) IN NET ASSETS FROM CONTRACT OWNER TRANSACTIONS
Payments received from contract owners	51,192	14,389	73,582	23,319	26,146	87,131
Transfers between variable and fixed accounts, net	(320)	121,285	(258,839)	(14,946)	(53,390)	(76,609)
Contract benefits and terminations	(946,629)	(659,601)	(1,450,542)	(1,174,401)	(114,102)	(217,946)
Contract charges and deductions	(8,997)	(10,627)	(17,154)	(18,242)	(2,002)	(2,264)
Other	64	17	314	598	(415)	(5)
Net Increase (Decrease) in Net Assets Derived from Contract Owner Transactions	(904,690)	(534,537)	(1,652,639)	(1,183,672)	(143,763)	(209,693)
NET INCREASE (DECREASE) IN NET ASSETS	(847,759)	(461,495)	(884,819)	187,304	(64,849)	(114,621)
NET ASSETS
Beginning of Year	6,190,929	6,652,424	10,757,284	10,569,980	981,357	1,095,978
End of Year	$5,343,170	$6,190,929	$9,872,465	$10,757,284	$916,508	$981,357

	Small-Cap Equity		Small-Cap Growth		Small-Cap Index
	Class I		Class I		Class I
INCREASE (DECREASE) IN NET ASSETS FROM OPERATIONS
Net investment income (loss)	$(9,710)	$(11,368)	$(56,531)	$(58,809)	$(83,486)	$(95,267)
Realized gain (loss) on investments	149,902	115,301	259,633	402,344	1,662,887	317,566
Change in net unrealized appreciation (depreciation) on investments	(94,546)	(31,214)	262,514	(99,551)	(963,580)	441,913
Net Increase (Decrease) in Net Assets Resulting from Operations	45,646	72,719	465,616	243,984	615,821	664,212
INCREASE (DECREASE) IN NET ASSETS FROM CONTRACT OWNER TRANSACTIONS
Payments received from contract owners	11,885	79,697	21,765	31,248	2,233	5,944
Transfers between variable and fixed accounts, net	(59,554)	(58,825)	94,019	(91,137)	(609,833)	734,781
Contract benefits and terminations	(145,061)	(168,464)	(371,338)	(381,605)	(1,390,047)	(1,042,343)
Contract charges and deductions	(1,483)	(1,683)	(8,127)	(8,505)	(12,037)	(13,551)
Other	(16)	4	(66)	(227)	(5,430)	(1,173)
Net Increase (Decrease) in Net Assets Derived from Contract Owner Transactions	(194,229)	(149,271)	(263,747)	(450,226)	(2,015,114)	(316,342)
NET INCREASE (DECREASE) IN NET ASSETS	(148,583)	(76,552)	201,869	(206,242)	(1,399,293)	347,870
NET ASSETS
Beginning of Year	877,947	954,499	4,500,404	4,706,646	7,717,742	7,369,872
End of Year	$729,364	$877,947	$4,702,273	$4,500,404	$6,318,449	$7,717,742

See Notes to Financial Statements	SA-18

PACIFIC SELECT VARIABLE ANNUITY SEPARATE ACCOUNT

STATEMENTS OF CHANGES IN NET ASSETS (Continued)

	Variable Accounts
	Year Ended	Year/Period Ended	Year Ended	Year Ended	Year Ended	Year/Period Ended
	December 31,	December 31,	December 31,	December 31,	December 31,	December 31,
	2025	2024	2025	2024	2025	2024
	Small-Cap Plus Bond Alpha		Small-Cap Value		Value
	Class I (1)		Class I		Class I
INCREASE (DECREASE) IN NET ASSETS FROM OPERATIONS
Net investment income (loss)	$(62)	$(9)	$(25,477)	$(30,682)	$(33,510)	$(34,683)
Realized gain (loss) on investments	(34)	-	197,372	473,990	299,628	355,308
Change in net unrealized appreciation (depreciation) on investments	617	(247)	(88,482)	(336,037)	205,565	(85,362)
Net Increase (Decrease) in Net Assets Resulting from Operations	521	(256)	83,413	107,271	471,683	235,263
INCREASE (DECREASE) IN NET ASSETS FROM CONTRACT OWNER TRANSACTIONS
Payments received from contract owners	-	-	10,987	5,966	82,376	2,170
Transfers between variable and fixed accounts, net	-	5,467	22,822	(286,275)	(16,208)	(230,911)
Contract benefits and terminations	(340)	-	(284,360)	(368,450)	(360,761)	(210,938)
Contract charges and deductions	(15)	(1)	(3,655)	(4,327)	(4,969)	(5,088)
Other	(1)	1	(127)	179	(262)	36
Net Increase (Decrease) in Net Assets Derived from Contract Owner Transactions	(356)	5,467	(254,333)	(652,907)	(299,824)	(444,731)
NET INCREASE (DECREASE) IN NET ASSETS	165	5,211	(170,920)	(545,636)	171,859	(209,468)
NET ASSETS
Beginning of Year or Period	5,211	-	2,246,074	2,791,710	2,636,422	2,845,890
End of Year or Period	$5,376	$5,211	$2,075,154	$2,246,074	$2,808,281	$2,636,422

	Value Advantage		Emerging Markets		International Equity
	Class I		Class I		Plus Bond Alpha Class I (1)
INCREASE (DECREASE) IN NET ASSETS FROM OPERATIONS
Net investment income (loss)	$(11,934)	$(10,389)	$(76,382)	$(77,768)	$(72)	$(8)
Realized gain (loss) on investments	40,151	34,259	778,361	287,175	43	-
Change in net unrealized appreciation (depreciation) on investments	71,068	90,524	997,855	(374,525)	1,570	(53)
Net Increase (Decrease) in Net Assets Resulting from Operations	99,285	114,394	1,699,834	(165,118)	1,541	(61)
INCREASE (DECREASE) IN NET ASSETS FROM CONTRACT OWNER TRANSACTIONS
Payments received from contract owners	609	633	41,687	36,213	-	-
Transfers between variable and fixed accounts, net	29,548	(20,680)	(483,590)	144,581	-	5,306
Contract benefits and terminations	(61,136)	(67,631)	(546,295)	(476,449)	(392)	-
Contract charges and deductions	(1,596)	(1,373)	(10,834)	(11,032)	(18)	(1)
Other	(25)	(8)	2,189	(26)	(1)	-
Net Increase (Decrease) in Net Assets Derived from Contract Owner Transactions	(32,600)	(89,059)	(996,843)	(306,713)	(411)	5,305
NET INCREASE (DECREASE) IN NET ASSETS	66,685	25,335	702,991	(471,831)	1,130	5,244
NET ASSETS
Beginning of Year or Period	849,595	824,260	5,828,693	6,300,524	5,244	-
End of Year or Period	$916,280	$849,595	$6,531,684	$5,828,693	$6,374	$5,244

(1) Operations commenced or resumed during 2024 (See Financial Highlights for commencement date of operations).

See Notes to Financial Statements	SA-19

PACIFIC SELECT VARIABLE ANNUITY SEPARATE ACCOUNT

STATEMENTS OF CHANGES IN NET ASSETS (Continued)

	Variable Accounts
	Year Ended	Year Ended	Year Ended	Year Ended	Year Ended	Year Ended
	December 31,	December 31,	December 31,	December 31,	December 31,	December 31,
	2025	2024	2025	2024	2025	2024
	International Growth		International Large-Cap		International Small-Cap
	Class I		Class I		Class I
INCREASE (DECREASE) IN NET ASSETS FROM OPERATIONS
Net investment income (loss)	$(133)	$(162)	$(74,697)	$(77,590)	$(5,883)	$(5,723)
Realized gain (loss) on investments	40	767	765,514	561,673	15,671	48,610
Change in net unrealized appreciation (depreciation) on investments	2,085	319	450,341	(317,466)	81,737	(51,558)
Net Increase (Decrease) in Net Assets Resulting from Operations	1,992	924	1,141,158	166,617	91,525	(8,671)
INCREASE (DECREASE) IN NET ASSETS FROM CONTRACT OWNER TRANSACTIONS
Payments received from contract owners	-	3,453	50,913	17,604	-	1,749
Transfers between variable and fixed accounts, net	-	(3,715)	(100,251)	(199,173)	(28,268)	(31,122)
Contract benefits and terminations	-	(3,453)	(927,917)	(542,527)	(12,996)	(12,433)
Contract charges and deductions	(20)	(23)	(10,127)	(10,581)	(1,107)	(1,087)
Other	-	-	34	551	14	18
Net Increase (Decrease) in Net Assets Derived from Contract Owner Transactions	(20)	(3,738)	(987,348)	(734,126)	(42,357)	(42,875)
NET INCREASE (DECREASE) IN NET ASSETS	1,972	(2,814)	153,810	(567,509)	49,168	(51,546)
NET ASSETS
Beginning of Year	9,421	12,235	5,714,726	6,282,235	436,576	488,122
End of Year	$11,393	$9,421	$5,868,536	$5,714,726	$485,744	$436,576

	International Value		Health Sciences		Real Estate
	Class I		Class I		Class I
INCREASE (DECREASE) IN NET ASSETS FROM OPERATIONS
Net investment income (loss)	$(225,729)	$(209,635)	$(59,825)	$(72,150)	$(40,989)	$(48,943)
Realized gain (loss) on investments	2,077,418	717,873	757,166	767,577	444,571	574,299
Change in net unrealized appreciation (depreciation) on investments	4,885,663	(55,447)	(33,874)	(493,332)	(380,607)	(277,334)
Net Increase (Decrease) in Net Assets Resulting from Operations	6,737,352	452,791	663,467	202,095	22,975	248,022
INCREASE (DECREASE) IN NET ASSETS FROM CONTRACT OWNER TRANSACTIONS
Payments received from contract owners	65,452	57,026	934	20,485	25,548	11,752
Transfers between variable and fixed accounts, net	(1,330,803)	514,090	(170,505)	(26,727)	(41,906)	(47,044)
Contract benefits and terminations	(1,904,121)	(1,629,148)	(611,549)	(757,643)	(477,759)	(627,086)
Contract charges and deductions	(30,997)	(28,951)	(10,438)	(11,941)	(6,958)	(8,054)
Other	400	4,087	34	41	233	93
Net Increase (Decrease) in Net Assets Derived from Contract Owner Transactions	(3,200,069)	(1,082,896)	(791,524)	(775,785)	(500,842)	(670,339)
NET INCREASE (DECREASE) IN NET ASSETS	3,537,283	(630,105)	(128,057)	(573,690)	(477,867)	(422,317)
NET ASSETS
Beginning of Year	15,964,752	16,594,857	5,017,874	5,591,564	3,621,182	4,043,499
End of Year	$19,502,035	$15,964,752	$4,889,817	$5,017,874	$3,143,315	$3,621,182

See Notes to Financial Statements	SA-20

PACIFIC SELECT VARIABLE ANNUITY SEPARATE ACCOUNT

STATEMENTS OF CHANGES IN NET ASSETS (Continued)

	Variable Accounts
	Year Ended	Year Ended	Year/Period Ended	Year Ended	Year Ended	Year Ended
	December 31,	December 31,	December 31,	December 31,	December 31,	December 31,
	2025	2024	2025	2024	2025	2024
	Technology		Capital Appreciation		PSF Avantis
	Class I		Class I (1)		Balanced Allocation Class I
INCREASE (DECREASE) IN NET ASSETS FROM OPERATIONS
Net investment income (loss)	$(43,342)	$(56,297)	$(42)		$(5,513)	$(7,802)
Realized gain (loss) on investments	539,403	1,226,867	1		115,959	59,974
Change in net unrealized appreciation (depreciation) on investments	51,876	132,084	140		(59,686)	7,980
Net Increase (Decrease) in Net Assets Resulting from Operations	547,937	1,302,654	99		50,760	60,152
INCREASE (DECREASE) IN NET ASSETS FROM CONTRACT OWNER TRANSACTIONS
Payments received from contract owners	22,012	5,163	-		-	-
Transfers between variable and fixed accounts, net	(2,031,086)	416,442	23,686		(122,155)	(18,218)
Contract benefits and terminations	(348,809)	(510,368)	-		(110,673)	(118,136)
Contract charges and deductions	(6,055)	(8,282)	(6)		(1,406)	(2,828)
Other	652	(120)	(3)		-	1
Net Increase (Decrease) in Net Assets Derived from Contract Owner Transactions	(2,363,286)	(97,165)	23,677		(234,234)	(139,181)
NET INCREASE (DECREASE) IN NET ASSETS	(1,815,349)	1,205,489	23,776		(183,474)	(79,029)
NET ASSETS
Beginning of Year or Period	4,762,276	3,556,787	-		561,716	640,745
End of Year or Period	$2,946,927	$4,762,276	$23,776		$378,242	$561,716

	Pacific Dynamix -		Pacific Dynamix -		Pacific Dynamix -
	Conservative Growth Class I		Moderate Growth Class I		Growth Class I
INCREASE (DECREASE) IN NET ASSETS FROM OPERATIONS
Net investment income (loss)	$(30,994)	$(27,267)	$(25,220)	$(25,767)	$(65,284)	$(61,860)
Realized gain (loss) on investments	12,692	79,917	111,461	167,302	214,568	125,201
Change in net unrealized appreciation (depreciation) on investments	264,846	95,777	153,636	65,736	590,015	506,175
Net Increase (Decrease) in Net Assets Resulting from Operations	246,544	148,427	239,877	207,271	739,299	569,516
INCREASE (DECREASE) IN NET ASSETS FROM CONTRACT OWNER TRANSACTIONS
Payments received from contract owners	307,658	-	-	3	34,036	49,474
Transfers between variable and fixed accounts, net	1,313,090	-	2,342	6,972	(71,600)	71,534
Contract benefits and terminations	(356,761)	(253,415)	(144,089)	(253,196)	(195,400)	(239,355)
Contract charges and deductions	(6,022)	(5,620)	(8,001)	(9,354)	(16,653)	(15,362)
Other	(33)	-	32	38	1	3
Net Increase (Decrease) in Net Assets Derived from Contract Owner Transactions	1,257,932	(259,035)	(149,716)	(255,537)	(249,616)	(133,706)
NET INCREASE (DECREASE) IN NET ASSETS	1,504,476	(110,608)	90,161	(48,266)	489,683	435,810
NET ASSETS
Beginning of Year	2,190,007	2,300,615	1,991,441	2,039,707	5,080,764	4,644,954
End of Year	$3,694,483	$2,190,007	$2,081,602	$1,991,441	$5,570,447	$5,080,764

(1) Operations commenced or resumed during 2025 (See Financial Highlights for commencement date of operations).

See Notes to Financial Statements	SA-21

PACIFIC SELECT VARIABLE ANNUITY SEPARATE ACCOUNT

STATEMENTS OF CHANGES IN NET ASSETS (Continued)

	Variable Accounts
	Year Ended	Year Ended	Year Ended	Year Ended	Year Ended	Year Ended
	December 31,	December 31,	December 31,	December 31,	December 31,	December 31,
	2025	2024	2025	2024	2025	2024
	Portfolio Optimization		Portfolio Optimization		Portfolio Optimization
	Conservative Class I		Moderate-Conservative Class I		Moderate Class I
INCREASE (DECREASE) IN NET ASSETS FROM OPERATIONS
Net investment income (loss)	$(369,458)	$(385,792)	$(313,696)	$(355,512)	$(1,041,651)	$(1,143,882)
Realized gain (loss) on investments	1,576,061	501,598	3,273,347	1,077,775	6,635,991	9,834,382
Change in net unrealized appreciation (depreciation) on investments	1,191,732	1,395,486	(480,603)	1,272,005	3,738,904	(40,607)
Net Increase (Decrease) in Net Assets Resulting from Operations	2,398,335	1,511,292	2,479,048	1,994,268	9,333,244	8,649,893
INCREASE (DECREASE) IN NET ASSETS FROM CONTRACT OWNER TRANSACTIONS
Payments received from contract owners	4,204	8,144	109,053	208,302	230,757	936,625
Transfers between variable and fixed accounts, net	667,086	43,681	(142,438)	214,116	(511,444)	(3,170,365)
Contract benefits and terminations	(4,495,516)	(952,089)	(6,459,529)	(2,179,365)	(9,813,115)	(14,480,254)
Contract charges and deductions	(92,806)	(94,911)	(75,084)	(80,008)	(366,553)	(391,859)
Other	102,569	89	64,867	18,658	660	1,485
Net Increase (Decrease) in Net Assets Derived from Contract Owner Transactions	(3,814,463)	(995,086)	(6,503,131)	(1,818,297)	(10,459,695)	(17,104,368)
NET INCREASE (DECREASE) IN NET ASSETS	(1,416,128)	516,206	(4,024,083)	175,971	(1,126,451)	(8,454,475)
NET ASSETS
Beginning of Year	30,587,118	30,070,912	27,674,897	27,498,926	84,848,408	93,302,883
End of Year	$29,170,990	$30,587,118	$23,650,814	$27,674,897	$83,721,957	$84,848,408

	Portfolio Optimization		Portfolio Optimization		American Funds IS American
	Growth Class I		Aggressive-Growth Class I		High-Income Trust Class 4
INCREASE (DECREASE) IN NET ASSETS FROM OPERATIONS
Net investment income (loss)	$(922,186)	$(927,096)	$(374,284)	$(388,049)	$18,814	$18,707
Realized gain (loss) on investments	4,977,558	3,789,805	3,745,067	2,113,565	182	(1,223)
Change in net unrealized appreciation (depreciation) on investments	5,539,557	4,057,372	992,043	1,485,478	7,822	11,317
Net Increase (Decrease) in Net Assets Resulting from Operations	9,594,929	6,920,081	4,362,826	3,210,994	26,818	28,801
INCREASE (DECREASE) IN NET ASSETS FROM CONTRACT OWNER TRANSACTIONS
Payments received from contract owners	917,619	330,042	47,040	139,254	312	307
Transfers between variable and fixed accounts, net	(497,195)	416,504	(916,284)	(119,778)	35,792	81,726
Contract benefits and terminations	(7,436,212)	(5,403,185)	(4,281,857)	(2,915,325)	(20,025)	(39,188)
Contract charges and deductions	(405,836)	(420,884)	(95,674)	(100,517)	(643)	(584)
Other	950	17	462	557	(8)	(10)
Net Increase (Decrease) in Net Assets Derived from Contract Owner Transactions	(7,420,674)	(5,077,506)	(5,246,313)	(2,995,809)	15,428	42,251
NET INCREASE (DECREASE) IN NET ASSETS	2,174,255	1,842,575	(883,487)	215,185	42,246	71,052
NET ASSETS
Beginning of Year	73,382,189	71,539,614	30,257,350	30,042,165	388,866	317,814
End of Year	$75,556,444	$73,382,189	$29,373,863	$30,257,350	$431,112	$388,866

See Notes to Financial Statements	SA-22

PACIFIC SELECT VARIABLE ANNUITY SEPARATE ACCOUNT

STATEMENTS OF CHANGES IN NET ASSETS (Continued)

	Variable Accounts
	Year Ended	Year Ended	Year Ended	Year Ended	Year Ended	Year Ended
	December 31,	December 31,	December 31,	December 31,	December 31,	December 31,
	2025	2024	2025	2024	2025	2024
	American Funds IS Asset		American Funds IS Capital		American Funds IS
	Allocation Class 4		Income Builder Class 4		Capital World Bond Class 4
INCREASE (DECREASE) IN NET ASSETS FROM OPERATIONS
Net investment income (loss)	$80,576	$97,462	$7,346	$8,238	$2,060	$506
Realized gain (loss) on investments	1,068,284	625,381	1,059	465	(11,019)	(3,991)
Change in net unrealized appreciation (depreciation) on investments	770,676	1,075,665	75,160	21,419	18,582	(956)
Net Increase (Decrease) in Net Assets Resulting from Operations	1,919,536	1,798,508	83,565	30,122	9,623	(4,441)
INCREASE (DECREASE) IN NET ASSETS FROM CONTRACT OWNER TRANSACTIONS
Payments received from contract owners	164,039	190,003	-	-	-	-
Transfers between variable and fixed accounts, net	304,742	495,485	14,922	65,728	50,837	2,331
Contract benefits and terminations	(1,127,338)	(655,657)	(24,376)	(10,508)	(10,884)	(18,411)
Contract charges and deductions	(97,610)	(96,179)	(796)	(670)	(210)	(157)
Other	103	59	(145)	(5)	(3)	-
Net Increase (Decrease) in Net Assets Derived from Contract Owner Transactions	(756,064)	(66,289)	(10,395)	54,545	39,740	(16,237)
NET INCREASE (DECREASE) IN NET ASSETS	1,163,472	1,732,219	73,170	84,667	49,363	(20,678)
NET ASSETS
Beginning of Year	13,851,771	12,119,552	448,409	363,742	83,647	104,325
End of Year	$15,015,243	$13,851,771	$521,579	$448,409	$133,010	$83,647

	American Funds IS Capital World		American Funds IS		American Funds IS
	Growth and Income Class 4		Global Balanced Class 4		Global Growth Class 4
INCREASE (DECREASE) IN NET ASSETS FROM OPERATIONS
Net investment income (loss)	$345	$1,487	$(86)	$643	$(844)	$2,414
Realized gain (loss) on investments	23,329	462	10,466	13,834	121,872	30,748
Change in net unrealized appreciation (depreciation) on investments	109,679	62,502	23,550	2,185	46,912	57,261
Net Increase (Decrease) in Net Assets Resulting from Operations	133,353	64,451	33,930	16,662	167,940	90,423
INCREASE (DECREASE) IN NET ASSETS FROM CONTRACT OWNER TRANSACTIONS
Payments received from contract owners	250	-	-	-	-	3,824
Transfers between variable and fixed accounts, net	146,976	26,260	(2,605)	2,007	(26,022)	212,543
Contract benefits and terminations	(3,710)	(19,140)	(13,532)	(168,411)	(248,627)	(32,671)
Contract charges and deductions	(996)	(863)	(393)	(472)	(1,465)	(1,499)
Other	(13)	(2)	12	11	(78)	(97)
Net Increase (Decrease) in Net Assets Derived from Contract Owner Transactions	142,507	6,255	(16,518)	(166,865)	(276,192)	182,100
NET INCREASE (DECREASE) IN NET ASSETS	275,860	70,706	17,412	(150,203)	(108,252)	272,523
NET ASSETS
Beginning of Year	575,648	504,942	226,374	376,577	1,001,923	729,400
End of Year	$851,508	$575,648	$243,786	$226,374	$893,671	$1,001,923

See Notes to Financial Statements	SA-23

PACIFIC SELECT VARIABLE ANNUITY SEPARATE ACCOUNT

STATEMENTS OF CHANGES IN NET ASSETS (Continued)

	Variable Accounts
	Year Ended	Year Ended	Year Ended	Year Ended	Year Ended	Year Ended
	December 31,	December 31,	December 31,	December 31,	December 31,	December 31,
	2025	2024	2025	2024	2025	2024
	American Funds IS Global		American Funds IS		American Funds IS
	Small Capitalization Class 4		Growth Class 4		Growth-Income Class 4
INCREASE (DECREASE) IN NET ASSETS FROM OPERATIONS
Net investment income (loss)	$(2,114)	$(956)	$(105,301)	$(96,167)	$(37,482)	$(27,839)
Realized gain (loss) on investments	1,067	415	1,159,472	739,100	1,407,069	710,129
Change in net unrealized appreciation (depreciation) on investments	25,901	1,859	561,286	1,639,835	(262,497)	799,709
Net Increase (Decrease) in Net Assets Resulting from Operations	24,854	1,318	1,615,457	2,282,768	1,107,090	1,481,999
INCREASE (DECREASE) IN NET ASSETS FROM CONTRACT OWNER TRANSACTIONS
Payments received from contract owners	-	-	1,008	6,763	7,733	5,808
Transfers between variable and fixed accounts, net	(15,232)	(20,678)	173,807	(338,291)	133,107	(332,272)
Contract benefits and terminations	(11,031)	(8,286)	(1,567,016)	(1,208,666)	(978,516)	(1,197,530)
Contract charges and deductions	(317)	(335)	(17,188)	(16,405)	(11,694)	(12,198)
Other	(172)	(8)	(518)	382	137	870
Net Increase (Decrease) in Net Assets Derived from Contract Owner Transactions	(26,752)	(29,307)	(1,409,907)	(1,556,217)	(849,233)	(1,535,322)
NET INCREASE (DECREASE) IN NET ASSETS	(1,898)	(27,989)	205,550	726,551	257,857	(53,323)
NET ASSETS
Beginning of Year	197,609	225,598	9,079,758	8,353,207	6,973,712	7,027,035
End of Year	$195,711	$197,609	$9,285,308	$9,079,758	$7,231,569	$6,973,712

	American Funds IS		American Funds IS International		American Funds IS Managed Risk
	International Class 4		Growth and Income Class 4		Asset Allocation Class P2
INCREASE (DECREASE) IN NET ASSETS FROM OPERATIONS
Net investment income (loss)	$(52)	$(1,245)	$10,386	$9,522	$8,239	$4,066
Realized gain (loss) on investments	7,254	5,462	12,622	1,770	37,669	6,170
Change in net unrealized appreciation (depreciation) on investments	74,595	3,581	252,308	3,104	14,171	64,703
Net Increase (Decrease) in Net Assets Resulting from Operations	81,797	7,798	275,316	14,396	60,079	74,939
INCREASE (DECREASE) IN NET ASSETS FROM CONTRACT OWNER TRANSACTIONS
Payments received from contract owners	19,037	-	410	-	-	-
Transfers between variable and fixed accounts, net	32,816	(1,894)	(89,912)	45,236	(103)	(191)
Contract benefits and terminations	(69,261)	(47,649)	(29,317)	(21,697)	(40,394)	(40,421)
Contract charges and deductions	(621)	(661)	(1,482)	(1,344)	(6,207)	(6,207)
Other	153	(1)	(421)	(4)	(1)	(4)
Net Increase (Decrease) in Net Assets Derived from Contract Owner Transactions	(17,876)	(50,205)	(120,722)	22,191	(46,705)	(46,823)
NET INCREASE (DECREASE) IN NET ASSETS	63,921	(42,407)	154,594	36,587	13,374	28,116
NET ASSETS
Beginning of Year	368,094	410,501	884,075	847,488	612,827	584,711
End of Year	$432,015	$368,094	$1,038,669	$884,075	$626,201	$612,827

See Notes to Financial Statements	SA-24

PACIFIC SELECT VARIABLE ANNUITY SEPARATE ACCOUNT

STATEMENTS OF CHANGES IN NET ASSETS (Continued)

	Variable Accounts
	Year Ended	Year Ended	Year Ended	Year Ended	Year Ended	Year Ended
	December 31,	December 31,	December 31,	December 31,	December 31,	December 31,
	2025	2024	2025	2024	2025	2024
	American Funds IS		American Funds IS The Bond		American Funds IS U.S. Government
	New World Fund Class 4		Fund of America Class 4		Securities Class 4
INCREASE (DECREASE) IN NET ASSETS FROM OPERATIONS
Net investment income (loss)	$(2,335)	$424	$19,662	$19,100	$12,662	$11,844
Realized gain (loss) on investments	39,891	3,175	(13,157)	(23,928)	4,001	(108,436)
Change in net unrealized appreciation (depreciation) on investments	83,691	13,439	29,434	1,696	21,240	57,532
Net Increase (Decrease) in Net Assets Resulting from Operations	121,247	17,038	35,939	(3,132)	37,903	(39,060)
INCREASE (DECREASE) IN NET ASSETS FROM CONTRACT OWNER TRANSACTIONS
Payments received from contract owners	40	36	-	-	400	-
Transfers between variable and fixed accounts, net	(16,382)	197,003	56,269	143,022	1,914,819	177,251
Contract benefits and terminations	(209,010)	(11,609)	(66,250)	(192,207)	(1,967,983)	(91,938)
Contract charges and deductions	(795)	(785)	(1,114)	(1,057)	(841)	(715)
Other	(5)	(5)	(6)	11	-	(3)
Net Increase (Decrease) in Net Assets Derived from Contract Owner Transactions	(226,152)	184,640	(11,101)	(50,231)	(53,605)	84,595
NET INCREASE (DECREASE) IN NET ASSETS	(104,905)	201,678	24,838	(53,363)	(15,702)	45,535
NET ASSETS
Beginning of Year	562,880	361,202	678,414	731,777	482,100	436,565
End of Year	$457,975	$562,880	$703,252	$678,414	$466,398	$482,100

	American Funds IS Washington		BlackRock 60/40 Target		BlackRock Global Allocation
	Mutual Investors Class 4		Allocation ETF V.I. Class I		V.I. Class III
INCREASE (DECREASE) IN NET ASSETS FROM OPERATIONS
Net investment income (loss)	$2,428	$6,126	$13,617	$6,730	$121,348	$7,554
Realized gain (loss) on investments	223,209	20,617	36,195	36,355	471,254	388,638
Change in net unrealized appreciation (depreciation) on investments	233,529	275,028	44,181	16,997	129,766	(98,675)
Net Increase (Decrease) in Net Assets Resulting from Operations	459,166	301,771	93,993	60,082	722,368	297,517
INCREASE (DECREASE) IN NET ASSETS FROM CONTRACT OWNER TRANSACTIONS
Payments received from contract owners	37,255	127,175	-	-	370	14,021
Transfers between variable and fixed accounts, net	825,650	434,811	286,688	259,100	19,022	(4,848)
Contract benefits and terminations	(289,021)	(169,071)	(8,481)	(6,194)	(308,653)	(299,448)
Contract charges and deductions	(4,828)	(3,200)	(1,193)	(1,025)	(13,597)	(13,182)
Other	(1,174)	(81)	(26)	(33)	(150)	(870)
Net Increase (Decrease) in Net Assets Derived from Contract Owner Transactions	567,882	389,634	276,988	251,848	(303,008)	(304,327)
NET INCREASE (DECREASE) IN NET ASSETS	1,027,048	691,405	370,981	311,930	419,360	(6,810)
NET ASSETS
Beginning of Year	2,302,038	1,610,633	635,941	324,011	4,049,279	4,056,089
End of Year	$3,329,086	$2,302,038	$1,006,922	$635,941	$4,468,639	$4,049,279

See Notes to Financial Statements	SA-25

PACIFIC SELECT VARIABLE ANNUITY SEPARATE ACCOUNT

STATEMENTS OF CHANGES IN NET ASSETS (Continued)

	Variable Accounts
	Year Ended	Year Ended	Year Ended	Year Ended	Year Ended	Year Ended
	December 31,	December 31,	December 31,	December 31,	December 31,	December 31,
	2025	2024	2025	2024	2025	2024
	Fidelity VIP Contrafund		Fidelity VIP FundsManager 60%		Fidelity VIP Government
	Service Class 2		Service Class 2		Money Market Service Class
INCREASE (DECREASE) IN NET ASSETS FROM OPERATIONS
Net investment income (loss)	$(48,750)	$(43,412)	$2,673	$1,191	$120,336	$191,355
Realized gain (loss) on investments	670,890	673,599	7,534	690	-	-
Change in net unrealized appreciation (depreciation) on investments	108,415	318,866	14,220	11,769	-	-
Net Increase (Decrease) in Net Assets Resulting from Operations	730,555	949,053	24,427	13,650	120,336	191,355
INCREASE (DECREASE) IN NET ASSETS FROM CONTRACT OWNER TRANSACTIONS
Payments received from contract owners	9,270	3,550	-	-	105,662	11,025
Transfers between variable and fixed accounts, net	676,543	373,772	149,346	1,206	2,136,907	2,013,384
Contract benefits and terminations	(311,750)	(760,884)	(100,460)	(6,120)	(3,310,451)	(2,623,391)
Contract charges and deductions	(6,573)	(5,880)	(1,547)	(1,827)	(8,929)	(10,119)
Other	(433)	164	(9)	2	141	12
Net Increase (Decrease) in Net Assets Derived from Contract Owner Transactions	367,057	(389,278)	47,330	(6,739)	(1,076,670)	(609,089)
NET INCREASE (DECREASE) IN NET ASSETS	1,097,612	559,775	71,757	6,911	(956,334)	(417,734)
NET ASSETS
Beginning of Year	3,533,344	2,973,569	178,008	171,097	5,106,332	5,524,066
End of Year	$4,630,956	$3,533,344	$249,765	$178,008	$4,149,998	$5,106,332

					First Trust/Dow Jones
	Fidelity VIP Strategic Income Service Class 2		First Trust Dorsey Wright Tactical Core Class I		Dividend & Income Allocation Class I
INCREASE (DECREASE) IN NET ASSETS FROM OPERATIONS
Net investment income (loss)	$17,522	$4,418	$(1,434)	$(1,645)	$15,027	$15,373
Realized gain (loss) on investments	(260)	(233)	5,708	3,731	76,795	19,318
Change in net unrealized appreciation (depreciation) on investments	8,391	4,339	31,226	42,785	(39,347)	28,426
Net Increase (Decrease) in Net Assets Resulting from Operations	25,653	8,524	35,500	44,871	52,475	63,117
INCREASE (DECREASE) IN NET ASSETS FROM CONTRACT OWNER TRANSACTIONS
Payments received from contract owners	-	-	-	-	4,967	4,089
Transfers between variable and fixed accounts, net	872,898	47,914	(1,442)	(2,493)	7,472	(8,070)
Contract benefits and terminations	(22,708)	(6,507)	(26,129)	(39,567)	(84,224)	(84,741)
Contract charges and deductions	(714)	(334)	(899)	(935)	(4,619)	(4,640)
Other	(29)	(2)	(4)	(6)	(4)	(5)
Net Increase (Decrease) in Net Assets Derived from Contract Owner Transactions	849,447	41,071	(28,474)	(43,001)	(76,408)	(93,367)
NET INCREASE (DECREASE) IN NET ASSETS	875,100	49,595	7,026	1,870	(23,933)	(30,250)
NET ASSETS
Beginning of Year	193,005	143,410	439,464	437,594	1,330,057	1,360,307
End of Year	$1,068,105	$193,005	$446,490	$439,464	$1,306,124	$1,330,057

See Notes to Financial Statements	SA-26

PACIFIC SELECT VARIABLE ANNUITY SEPARATE ACCOUNT

STATEMENTS OF CHANGES IN NET ASSETS (Continued)

	Variable Accounts
	Year Ended	Year Ended	Year Ended	Year Ended	Year Ended	Year Ended
	December 31,	December 31,	December 31,	December 31,	December 31,	December 31,
	2025	2024	2025	2024	2025	2024
	Franklin		Franklin Income		Franklin Mutual Global
	Allocation VIP Class 4		VIP Class 2		Discovery VIP Class 2
INCREASE (DECREASE) IN NET ASSETS FROM OPERATIONS
Net investment income (loss)	$1,821	$2,226	$20,089	$17,823	$3,470	$1,921
Realized gain (loss) on investments	17,370	3,529	6,341	2,547	52,718	35,448
Change in net unrealized appreciation (depreciation) on investments	19,379	21,087	30,102	5,957	37,069	(24,350)
Net Increase (Decrease) in Net Assets Resulting from Operations	38,570	26,842	56,532	26,327	93,257	13,019
INCREASE (DECREASE) IN NET ASSETS FROM CONTRACT OWNER TRANSACTIONS
Payments received from contract owners	-	-	-	-	160	3,756
Transfers between variable and fixed accounts, net	28,425	(666)	74,503	76,982	70,856	(27,582)
Contract benefits and terminations	(51,047)	(27,632)	(30,422)	(41,184)	(17,602)	(23,726)
Contract charges and deductions	(776)	(778)	(901)	(776)	(1,962)	(1,213)
Other	11	6	(10)	(12)	13	22
Net Increase (Decrease) in Net Assets Derived from Contract Owner Transactions	(23,387)	(29,070)	43,170	35,010	51,465	(48,743)
NET INCREASE (DECREASE) IN NET ASSETS	15,183	(2,228)	99,702	61,337	144,722	(35,724)
NET ASSETS
Beginning of Year	356,986	359,214	451,319	389,982	394,093	429,817
End of Year	$372,169	$356,986	$551,021	$451,319	$538,815	$394,093

	Franklin Rising		Templeton		Invesco V.I.
	Dividends VIP Class 2		Global Bond VIP Class 2		International Growth Series II
INCREASE (DECREASE) IN NET ASSETS FROM OPERATIONS
Net investment income (loss)	$(9,014)	$(3,777)	$(3,421)	$(3,715)	$(1,631)	$(1,453)
Realized gain (loss) on investments	172,660	86,453	(11,636)	(3,716)	12,164	10,262
Change in net unrealized appreciation (depreciation) on investments	(2,333)	58,044	51,139	(29,942)	7,136	(13,183)
Net Increase (Decrease) in Net Assets Resulting from Operations	161,313	140,720	36,082	(37,373)	17,669	(4,374)
INCREASE (DECREASE) IN NET ASSETS FROM CONTRACT OWNER TRANSACTIONS
Payments received from contract owners	220	108,842	410	-	-	7,063
Transfers between variable and fixed accounts, net	216,532	(30,321)	8,681	53,956	8,476	6,466
Contract benefits and terminations	(207,783)	(185,341)	(41,550)	(6,062)	(24,348)	(14,803)
Contract charges and deductions	(2,906)	(2,657)	(438)	(472)	(225)	(262)
Other	74	33	1	2	(2)	-
Net Increase (Decrease) in Net Assets Derived from Contract Owner Transactions	6,137	(109,444)	(32,896)	47,424	(16,099)	(1,536)
NET INCREASE (DECREASE) IN NET ASSETS	167,450	31,276	3,186	10,051	1,570	(5,910)
NET ASSETS
Beginning of Year	1,538,829	1,507,553	276,594	266,543	146,039	151,949
End of Year	$1,706,279	$1,538,829	$279,780	$276,594	$147,609	$146,039

See Notes to Financial Statements	SA-27

PACIFIC SELECT VARIABLE ANNUITY SEPARATE ACCOUNT

STATEMENTS OF CHANGES IN NET ASSETS (Continued)

	Variable Accounts
	Year Ended	Year Ended	Year Ended	Year Ended	Year Ended	Year Ended
	December 31,	December 31,	December 31,	December 31,	December 31,	December 31,
	2025	2024	2025	2024	2025	2024
	Invesco V.I. Balanced-Risk		Invesco V.I. Equity and		Invesco V.I. Global
	Allocation Series II		Income Series II		Real Estate Series II
INCREASE (DECREASE) IN NET ASSETS FROM OPERATIONS
Net investment income (loss)	$21,810	$22,167	$841	$397	$254	$314
Realized gain (loss) on investments	(33,742)	(10,503)	7,307	6,444	223	94
Change in net unrealized appreciation (depreciation) on investments	41,426	(3,266)	5,948	6,406	2,920	(2,657)
Net Increase (Decrease) in Net Assets Resulting from Operations	29,494	8,398	14,096	13,247	3,397	(2,249)
INCREASE (DECREASE) IN NET ASSETS FROM CONTRACT OWNER TRANSACTIONS
Payments received from contract owners	-	-	-	-	-	-
Transfers between variable and fixed accounts, net	(42,064)	84,680	3,194	(406)	(26,201)	28,514
Contract benefits and terminations	(35,430)	(33,085)	(6,214)	(9,976)	(12,233)	(1,983)
Contract charges and deductions	(1,937)	(2,089)	(217)	(222)	(77)	(60)
Other	(517)	3	(22)	(17)	-	(9)
Net Increase (Decrease) in Net Assets Derived from Contract Owner Transactions	(79,948)	49,509	(3,259)	(10,621)	(38,511)	26,462
NET INCREASE (DECREASE) IN NET ASSETS	(50,454)	57,907	10,837	2,626	(35,114)	24,213
NET ASSETS
Beginning of Year	460,156	402,249	131,330	128,704	54,951	30,738
End of Year	$409,702	$460,156	$142,167	$131,330	$19,837	$54,951

	Invesco V.I.		Janus Henderson		Janus Henderson
	Global Series II		Balanced Service Shares		Flexible Bond Service Shares
INCREASE (DECREASE) IN NET ASSETS FROM OPERATIONS
Net investment income (loss)	$(1,868)	$(2,311)	$24,608	$17,494	$3,358	$3,031
Realized gain (loss) on investments	31,813	15,030	159,063	72,252	(505)	(7,355)
Change in net unrealized appreciation (depreciation) on investments	(11,202)	11,620	305,823	357,113	3,051	3,925
Net Increase (Decrease) in Net Assets Resulting from Operations	18,743	24,339	489,494	446,859	5,904	(399)
INCREASE (DECREASE) IN NET ASSETS FROM CONTRACT OWNER TRANSACTIONS
Payments received from contract owners	26,216	4,705	77,783	5,109	-	-
Transfers between variable and fixed accounts, net	(3,728)	(24,311)	1,523,192	590,053	166	(16,166)
Contract benefits and terminations	(16,931)	(10,189)	(482,167)	(676,618)	(3,653)	(49,423)
Contract charges and deductions	(250)	(319)	(17,402)	(14,272)	(167)	(217)
Other	10	6	(100)	47	(2)	6
Net Increase (Decrease) in Net Assets Derived from Contract Owner Transactions	5,317	(30,108)	1,101,306	(95,681)	(3,656)	(65,800)
NET INCREASE (DECREASE) IN NET ASSETS	24,060	(5,769)	1,590,800	351,178	2,248	(66,199)
NET ASSETS
Beginning of Year	161,572	167,341	3,676,870	3,325,692	100,958	167,157
End of Year	$185,632	$161,572	$5,267,670	$3,676,870	$103,206	$100,958

See Notes to Financial Statements	SA-28

PACIFIC SELECT VARIABLE ANNUITY SEPARATE ACCOUNT

STATEMENTS OF CHANGES IN NET ASSETS (Continued)

	Variable Accounts
	Year Ended	Year Ended	Year Ended	Year Ended	Year Ended	Year Ended
	December 31,	December 31,	December 31,	December 31,	December 31,	December 31,
	2025	2024	2025	2024	2025	2024
	LVIP American Century		Lord Abbett		Lord Abbett
	Mid Cap Value Service Class		Bond Debenture Class VC		Total Return Class VC
INCREASE (DECREASE) IN NET ASSETS FROM OPERATIONS
Net investment income (loss)	$2,028	$6,707	$31,999	$29,432	$10,019	$9,721
Realized gain (loss) on investments	58,081	64,510	670	326	(1,239)	(8,240)
Change in net unrealized appreciation (depreciation) on investments	(19,583)	(17,545)	13,566	5,330	7,842	1,638
Net Increase (Decrease) in Net Assets Resulting from Operations	40,526	53,672	46,235	35,088	16,622	3,119
INCREASE (DECREASE) IN NET ASSETS FROM CONTRACT OWNER TRANSACTIONS
Payments received from contract owners	12,368	1,055	-	-	1,280	-
Transfers between variable and fixed accounts, net	(42,656)	(142,498)	33,000	35,085	4,177	48,085
Contract benefits and terminations	(62,899)	(48,283)	(58,863)	(29,525)	(9,654)	(86,186)
Contract charges and deductions	(1,031)	(1,233)	(1,114)	(1,080)	(505)	(504)
Other	(104)	62	(30)	(2)	3	3
Net Increase (Decrease) in Net Assets Derived from Contract Owner Transactions	(94,322)	(190,897)	(27,007)	4,478	(4,699)	(38,602)
NET INCREASE (DECREASE) IN NET ASSETS	(53,796)	(137,225)	19,228	39,566	11,923	(35,483)
NET ASSETS
Beginning of Year	658,130	795,355	679,051	639,485	283,159	318,642
End of Year	$604,334	$658,130	$698,279	$679,051	$295,082	$283,159

	MFS Total Return Series -		MFS Utilities Series -		Nomura VIP
	Service Class		Service Class		Energy Series Service Class
INCREASE (DECREASE) IN NET ASSETS FROM OPERATIONS
Net investment income (loss)	$13,737	$15,433	$4,872	$2,466	$(80)	$1,444
Realized gain (loss) on investments	30,839	47,364	5,682	12,937	6,792	9,482
Change in net unrealized appreciation (depreciation) on investments	33,421	(32,550)	29,083	15,580	(1,885)	(16,864)
Net Increase (Decrease) in Net Assets Resulting from Operations	77,997	30,247	39,637	30,983	4,827	(5,938)
INCREASE (DECREASE) IN NET ASSETS FROM CONTRACT OWNER TRANSACTIONS
Payments received from contract owners	-	-	-	-	-	-
Transfers between variable and fixed accounts, net	(467,552)	635,228	10,791	(6,593)	(13,012)	(18,701)
Contract benefits and terminations	(62,198)	(143,660)	(8,053)	(19,152)	(4,569)	(5,586)
Contract charges and deductions	(3,699)	(3,334)	(559)	(531)	(107)	(155)
Other	63	(19)	(1)	1	2	219
Net Increase (Decrease) in Net Assets Derived from Contract Owner Transactions	(533,386)	488,215	2,178	(26,275)	(17,686)	(24,223)
NET INCREASE (DECREASE) IN NET ASSETS	(455,389)	518,462	41,815	4,708	(12,859)	(30,161)
NET ASSETS
Beginning of Year	1,014,114	495,652	297,850	293,142	65,488	95,649
End of Year	$558,725	$1,014,114	$339,665	$297,850	$52,629	$65,488

See Notes to Financial Statements	SA-29

PACIFIC SELECT VARIABLE ANNUITY SEPARATE ACCOUNT

STATEMENTS OF CHANGES IN NET ASSETS (Continued)

	Variable Accounts
	Year Ended	Year Ended	Year Ended	Year Ended	Year Ended	Year Ended
	December 31,	December 31,	December 31,	December 31,	December 31,	December 31,
	2025	2024	2025	2024	2025	2024
	PIMCO CommodityRealReturn		PIMCO Income -		VanEck VIP
	Strategy - Advisor Class		Advisor Class		Global Resources Class S
INCREASE (DECREASE) IN NET ASSETS FROM OPERATIONS
Net investment income (loss)	$6,029	$1,140	$21,440	$23,383	$4,580	$4,492
Realized gain (loss) on investments	(28,440)	(5,091)	163	(215)	13,599	3,755
Change in net unrealized appreciation (depreciation) on investments	38,617	8,558	25,887	(3,535)	97,786	(22,667)
Net Increase (Decrease) in Net Assets Resulting from Operations	16,206	4,607	47,490	19,633	115,965	(14,420)
INCREASE (DECREASE) IN NET ASSETS FROM CONTRACT OWNER TRANSACTIONS
Payments received from contract owners	160	-	-	-	312	36,751
Transfers between variable and fixed accounts, net	13,204	(9,860)	49,697	48,392	24,034	5,807
Contract benefits and terminations	(12,314)	(3,838)	(10,773)	(65,984)	(43,434)	(54,811)
Contract charges and deductions	(488)	(256)	(868)	(804)	(647)	(634)
Other	44	1	(7)	2	(126)	2
Net Increase (Decrease) in Net Assets Derived from Contract Owner Transactions	606	(13,953)	38,049	(18,394)	(19,861)	(12,885)
NET INCREASE (DECREASE) IN NET ASSETS	16,812	(9,346)	85,539	1,239	96,104	(27,305)
NET ASSETS
Beginning of Year	153,749	163,095	518,573	517,334	344,035	371,340
End of Year	$170,561	$153,749	$604,112	$518,573	$440,139	$344,035

See Notes to Financial Statements	SA-30

PACIFIC SELECT VARIABLE ANNUITY SEPARATE ACCOUNT

NOTES TO FINANCIAL STATEMENTS

1. ORGANIZATION

The Pacific Select Separate Account (the “Separate Account”), a separate account of Pacific Life Insurance Company (“Pacific Life”), was established by Pacific Life’s Board of Directors in 1990 to support operations of Pacific Life with respect to certain variable annuity contracts. The Separate Account is registered as a unit investment trust under the Investment Company Act of 1940, as amended, and is subject to the rules and regulations of the United States Securities and Exchange Commission. The Separate Account consists of subaccounts (each, a “Variable Account” and collectively, the “Variable Accounts”) which invest in shares of corresponding portfolios (each, a “Portfolio” and collectively, the “Portfolios”) of registered investment management companies (each, a “Fund” and collectively, the “Funds”). As of December 31, 2025, the Fund investment options are Pacific Select Fund (See Note 4), American Funds Insurance Series®, BlackRock Variable Series Funds, Inc., Fidelity Variable Insurance Products Funds, First Trust Variable Insurance Trust, Franklin Templeton Variable Insurance Products Trust, Invesco Variable Insurance Funds, Janus Aspen Series, Lincoln Variable Insurance Products (LVIP) Trust, Lord Abbett Series Fund, Inc., MFS Variable Insurance Trust,  Nomura Funds, PIMCO Variable Insurance Trust, and VanEck VIP Trust. The Variable Accounts which have not commenced operations as of December 31, 2025 are not presented in this annual report.

Each of the Portfolios pursues different investment objectives and policies. The financial statements of the Funds, including the schedules of investments, are provided separately and should be read in conjunction with the Separate Account's financial statements.

The following Variable Accounts changed names during 2025:

Current Variable Account Names	Former Variable Account Names
Total Return Class I	Managed Bond Class I
PSF Avantis Balanced Allocation Class I	PSF Avantis Balanced Allocation Class D
Invesco V.I. International Growth Series II	Invesco Oppenheimer V.I. International Growth Series II
Nomura VIP Asset Strategy Series Service Class	Macquarie VIP Asset Strategy Series Service Class
Nomura VIP Energy Series Service Class	Macquarie VIP Energy Series Service Class

The Capital Appreciation Class I Variable Account commenced or resumed operations on November 7, 2025.

Under applicable insurance law, the assets and liabilities of the Separate Account are clearly identified and distinguished from the other assets and liabilities of Pacific Life. The assets of the Separate Account will not be charged with any liabilities arising out of any other business conducted by Pacific Life, but the obligations of the Separate Account, including benefits related to variable annuity contracts, are obligations of Pacific Life.

The Separate Account funds individual flexible premium deferred variable annuity contracts (the "Contracts"). The investments of the Separate Account are carried at fair value.

2. SIGNIFICANT ACCOUNTING POLICIES

The following is a summary of the significant accounting policies followed by the Separate Account in the preparation of its financial statements in conformity with accounting principles generally accepted in the United States of America (“U.S. GAAP”), which may require management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosures of contingent assets and liabilities at the date of the financial statements and the increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates. The Separate Account qualifies as an investment company under U.S. GAAP and follows the accounting and reporting guidance applicable to Investment Companies Topic of U.S. GAAP.

A. Valuation of Investments

The fair value of the Variable Account’s investments in mutual funds is based on the computed net asset values (“NAV”) of the corresponding Portfolios, which are obtained from the transfer agents or Fund companies and reflect the fair values of the Portfolio investments. The NAV is calculated daily upon the close of the New York Stock Exchange and is based on the fair values of the underlying securities. Valuation of the underlying securities is discussed in the notes to the Funds’ financial statements.

B. Security Transactions and Income

Transactions are recorded on the trade date. Realized gains and losses on sales of investments are determined on the basis of identified cost. Dividend and capital gain distributions, if any, from mutual fund investments are recorded on the ex-dividend date.

C. Federal Income Taxes

The operations of the Separate Account are included within the total operations of Pacific Life, which files income tax returns as part of the Pacific Mutual Holding Company consolidated federal income tax return. Section 817(h) of the Internal Revenue Code (“the Code”) requires that the investments of the Separate Account must be adequately diversified in accordance with Treasury regulations in order to qualify as an annuity contract under Section 72 of the Code. The Separate Account complies with the diversification requirements. Under the current tax law, no federal income taxes are expected to be paid with respect to the operations of the Separate Account. Pacific Life will periodically review the status of this policy in the event of changes in the tax law.

SA-31

PACIFIC SELECT VARIABLE ANNUITY SEPARATE ACCOUNT

NOTES TO FINANCIAL STATEMENTS (Continued)

D. Segment Reporting

The Chief Executive Officer acts as the Separate Account’s Chief Operating Decision Maker (“CODM”) and is responsible for assessing performance and allocating resources with respect to each Separate Account. The CODM has concluded that each Variable Account operates as a single operating segment based on the fact that each Portfolio has a single investment goal as disclosed in its prospectus, against which the CODM assesses the performance.

E. Recent Accounting Pronouncement

The Financial Accounting Standards Board recently adopted Accounting Standards Update 2023-09 on improving income tax disclosures ("ASU 2023-09"). Management has reviewed ASU 2023-09 and has determined that there was no impact to the Separate Account Financial Statements.

3. DIVIDENDS AND DISTRIBUTIONS FROM MUTUAL FUND INVESTMENTS

All dividend and capital gain distributions, if any, received from the Portfolios are reinvested in additional full and fractional shares of the related Portfolios and are recorded by the Variable Accounts on the ex-dividend date.

Each of the Portfolios in the Pacific Select Fund is treated as a partnership for federal income tax purposes only (the “Partnership Portfolios”). The Partnership Portfolios are not required to distribute taxable income and capital gains for federal income tax purposes. Therefore, no dividend or capital gain distributions were received from any Portfolios in the Pacific Select Fund nor were they recorded by the applicable Variable Accounts in the Statements of Operations for the year ended December 31, 2025.

4. CHARGES AND EXPENSES AND RELATED PARTY TRANSACTIONS

Pacific Life deducts from the Separate Account daily charges for mortality and expense risks ("M&E") Pacific Life assumes at an annual rate of 1.25% of the average daily net assets of each Variable Account and result in a direct reduction in unit values. The mortality risk assumed by Pacific Life is the risk that the annuitant will live longer than predicted and will receive more annuity payments than anticipated. Pacific Life also assumes mortality risk in connection with any death benefit paid under the Contracts. The expense risk assumed is that expenses incurred in administering the Contracts and the Separate Account will exceed the amounts realized from fees and charges assessed against the Contracts. M&E fees are included in the Statements of Operations.

Under the Contracts, Pacific Life makes certain deductions from the net assets of each Variable Account through a redemption of units for maintenance fees, any other optional benefit riders, any state premium taxes, and any withdrawal and surrender charges, and are shown as a decrease in net assets from contract owner transactions in the accompanying Statements of Changes in Net Assets. For some Contracts, a surrender charge is imposed if the Contract is partially or fully surrendered within the specified surrender charge period and charges will vary depending on the individual Contract. Most Contracts offer optional benefits that can be added to the Contract by rider. The charges for riders can range depending on the individual Contract. These fees and charges are assessed directly to each Contract owner account through redemption of units. Withdrawal and surrender charges are included in contract benefits and terminations; and maintenance fees, any other optional benefit riders, and state premium taxes are included in contract charges and deductions in the accompanying Statements of Changes in Net Assets. The operating expenses of the Separate Account are paid by Pacific Life and are not reflected in the accompanying financial statements.

In addition to charges and expenses described above, the Variable Accounts also indirectly bear a portion of the operating expenses of the applicable Portfolios in which they invest.

The assets of certain Variable Accounts invest in Class I or Class P shares of the corresponding Portfolios of Pacific Select Fund ("PSF"). Pursuant to PSF's Investment Advisory Agreement, each Portfolio of PSF pays an advisory fee to Pacific Life Fund Advisors, LLC ("PLFA"), a wholly-owned subsidiary of Pacific Life. Pursuant to PSF's Administration Agreement, each Portfolio of PSF also compensates Pacific Life and PLFA for administrative services to PSF that are outside the scope of the Investment Adviser's responsibilities under the Investment Advisory Agreement. Each Portfolio of PSF also pays a class-specific non-12b-1 service fee for Class I shares to Pacific Select Distributors, LLC ("PSD"), also a wholly-owned subsidiary of Pacific Life, for providing shareholder servicing activities under PSF's non-12b-1 Service Plan. The advisory fee, administration fee, and service fee rates are disclosed in the notes to financial statements of PSF, which are provided separately. For the year ended December 31, 2025, PLFA received net advisory fees from the Portfolios of PSF at effective annual rates ranging from 0.04% to 0.90%, Pacific Life and PLFA received net administration fees at effective annual rates ranging from 0.00675% to 0.0160%, and PSD received a non-12b-1 service fee of 0.20% on Class I shares only, all of which are based on the average daily net assets of each Portfolio. There was no investment by this Separate Account in Class P shares of PSF during the year ended December 31, 2025.

5. RELATED PARTY AGREEMENT

PSD serves as principal underwriter of the Contracts funded by interests in the Separate Account, without remuneration from the Separate Account.

SA-32

PACIFIC SELECT VARIABLE ANNUITY SEPARATE ACCOUNT

NOTES TO FINANCIAL STATEMENTS (Continued)

6. FAIR VALUE MEASUREMENTS

The Variable Accounts characterize their holdings in the Portfolios as Level 1, Level 2, or Level 3 based upon the various inputs or methodologies used to value the holdings. The three-tier hierarchy of inputs is summarized in the three broad levels listed below:

Level 1 – Quoted prices (unadjusted) in active markets for identical holdings

Level 2 – Significant observable market-based inputs, other than Level 1 quoted prices, or unobservable inputs that are corroborated by market data

Level 3 – Significant unobservable inputs that are not corroborated by observable market data

The inputs or methodologies used for valuing the Variable Accounts' holdings are not necessarily an indication of risks associated with investing in those holdings. As of December 31, 2025, the Variable Accounts' holdings as presented in the Investments section were all categorized as Level 1 under the three-tier hierarchy of inputs.

7. CHANGES IN UNITS OUTSTANDING

The changes in units outstanding for the year or period ended December 31, 2025 and 2024 were as follows:

	2025			2024
	Units	Units	Net Increase	Units	Units	Net Increase
Variable Accounts	Issued	Redeemed	(Decrease)	Issued	Redeemed	(Decrease)
Core Income Class I	4,751	(5,667)	(916)	8,154	(2,932)	5,222
Diversified Bond Class I	4,752	(4,694)	58	5,526	(10,971)	(5,445)
Floating Rate Income Class I	5,821	(11,823)	(6,002)	29,456	(44,143)	(14,687)
High Yield Bond Class I	3,549	(14,756)	(11,207)	4,989	(24,855)	(19,866)
Inflation Managed Class I	9,236	(32,303)	(23,067)	5,136	(40,173)	(35,037)
Intermediate Bond Class I	33,075	(21,640)	11,435	2,372	(1,232)	1,140
Short Duration Bond Class I	97,770	(121,640)	(23,870)	15,051	(40,994)	(25,943)
Total Return Class I	22,369	(60,009)	(37,640)	30,779	(74,602)	(43,823)
Emerging Markets Debt Class I	371	(1,675)	(1,304)	225	(1,729)	(1,504)
Dividend Growth Class I	5,832	(20,639)	(14,807)	4,203	(28,651)	(24,448)
Equity Index Class I	3,802	(43,313)	(39,511)	7,432	(48,202)	(40,770)
Focused Growth Class I	633	(8,926)	(8,293)	1,793	(24,677)	(22,884)
Growth Class I	3,780	(51,272)	(47,492)	3,942	(42,785)	(38,843)
Hedged Equity Class I	8,596	(124,620)	(116,024)	59,256	(84,170)	(24,914)
Large-Cap Core Class I	4,794	(47,504)	(42,710)	4,851	(58,125)	(53,274)
Large-Cap Growth Class I	3,442	(15,407)	(11,965)	4,276	(23,597)	(19,321)
Large-Cap Plus Bond Alpha Class I	-	(36)	(36)	511	-	511
Large-Cap Value Class I	4,642	(15,186)	(10,544)	3,086	(44,488)	(41,402)
Mid-Cap Growth Class I	6,089	(33,323)	(27,234)	6,698	(23,105)	(16,407)
Mid-Cap Plus Bond Alpha Class I	3,158	(24,796)	(21,638)	3,566	(20,486)	(16,920)
Mid-Cap Value Class I	1,052	(4,129)	(3,077)	3,050	(7,516)	(4,466)
Small-Cap Equity Class I	421	(5,122)	(4,701)	2,186	(5,985)	(3,799)
Small-Cap Growth Class I	4,333	(11,606)	(7,273)	7,688	(20,888)	(13,200)
Small-Cap Index Class I	4,368	(47,456)	(43,088)	21,081	(28,532)	(7,451)
Small-Cap Plus Bond Alpha Class I	-	(36)	(36)	517	-	517
Small-Cap Value Class I	1,352	(5,908)	(4,556)	1,752	(13,774)	(12,022)
Value Class I	5,702	(15,833)	(10,131)	1,843	(18,788)	(16,945)
Value Advantage Class I	21,964	(22,073)	(109)	693	(4,512)	(3,819)
Emerging Markets Class I	3,546	(29,501)	(25,955)	10,250	(19,153)	(8,903)
International Equity Plus Bond Alpha Class I	-	(39)	(39)	542	-	542
International Growth Class I	-	(2)	(2)	391	(784)	(393)
International Large-Cap Class I	10,061	(51,368)	(41,307)	7,239	(41,407)	(34,168)
International Small-Cap Class I	390	(2,889)	(2,499)	2,490	(5,166)	(2,676)
International Value Class I	12,519	(117,105)	(104,586)	30,687	(73,350)	(42,663)
Health Sciences Class I	1,907	(11,927)	(10,020)	4,713	(14,292)	(9,579)
Real Estate Class I	2,204	(8,944)	(6,740)	1,834	(10,811)	(8,977)
Technology Class I	14,174	(98,670)	(84,496)	100,136	(102,506)	(2,370)
Capital Appreciation Class I	2,392	(1)	2,391
PSF Avantis Balanced Allocation Class I	1,169	(15,202)	(14,033)	50	(8,866)	(8,816)
Pacific Dynamix - Conservative Growth Class I	70,315	(16,792)	53,523	-	(12,813)	(12,813)
Pacific Dynamix - Moderate Growth Class I	142	(5,179)	(5,037)	352	(9,847)	(9,495)

SA-33

 PACIFIC SELECT VARIABLE ANNUITY SEPARATE ACCOUNT

 NOTES TO FINANCIAL STATEMENTS (Continued)

	2025			2024
	Units	Units	Net Increase	Units	Units	Net Increase
Variable Accounts	Issued	Redeemed	(Decrease)	Issued	Redeemed	(Decrease)
Pacific Dynamix - Growth Class I	8,385	(15,197)	(6,812)	4,023	(8,118)	(4,095)
Portfolio Optimization Conservative Class I	178,000	(455,901)	(277,901)	10,103	(84,884)	(74,781)
Portfolio Optimization Moderate-Conservative Class I	81,936	(480,075)	(398,139)	144,936	(256,391)	(111,455)
Portfolio Optimization Moderate Class I	20,594	(559,595)	(539,001)	151,384	(1,100,298)	(948,914)
Portfolio Optimization Growth Class I	44,590	(385,122)	(340,532)	174,041	(430,199)	(256,158)
Portfolio Optimization Aggressive-Growth Class I	2,034	(222,060)	(220,026)	9,853	(149,442)	(139,589)
American Funds IS American High-Income Trust Class 4	3,174	(2,134)	1,040	6,029	(2,984)	3,045
American Funds IS Asset Allocation Class 4	28,211	(65,304)	(37,093)	52,225	(54,597)	(2,372)
American Funds IS Capital Income Builder Class 4	1,333	(1,946)	(613)	4,510	(809)	3,701
American Funds IS Capital World Bond Class 4	10,590	(6,081)	4,509	317	(2,121)	(1,804)
American Funds IS Capital World Growth and Income Class 4	6,241	(231)	6,010	1,952	(1,505)	447
American Funds IS Global Balanced Class 4	5	(1,002)	(997)	349	(11,356)	(11,007)
American Funds IS Global Growth Class 4	1,006	(11,064)	(10,058)	11,378	(4,106)	7,272
American Funds IS Global Small Capitalization Class 4	620	(2,226)	(1,606)	632	(2,611)	(1,979)
American Funds IS Growth Class 4	13,935	(46,893)	(32,958)	13,014	(59,551)	(46,537)
American Funds IS Growth-Income Class 4	33,138	(61,457)	(28,319)	8,716	(69,593)	(60,877)
American Funds IS International Class 4	5,440	(7,246)	(1,806)	1,899	(5,929)	(4,030)
American Funds IS International Growth and Income Class 4	1,285	(9,755)	(8,470)	5,577	(3,878)	1,699
American Funds IS Managed Risk Asset Allocation Class P2	18	(2,773)	(2,755)	11	(3,013)	(3,002)
American Funds IS New World Fund Class 4	520	(14,314)	(13,794)	13,603	(964)	12,639
American Funds IS The Bond Fund of America Class 4	8,696	(9,952)	(1,256)	14,208	(19,242)	(5,034)
American Funds IS U.S. Government Securities Class 4	197,405	(201,793)	(4,388)	208,835	(203,820)	5,015
American Funds IS Washington Mutual Investors Class 4	54,171	(29,266)	24,905	28,971	(11,343)	17,628
BlackRock 60/40 Target Allocation ETF V.I. Class I	14,991	(553)	14,438	16,843	(445)	16,398
BlackRock Global Allocation V.I. Class III	28,533	(43,279)	(14,746)	2,076	(19,654)	(17,578)
Fidelity VIP Contrafund Service Class 2	17,533	(9,698)	7,835	23,537	(32,528)	(8,991)
Fidelity VIP FundsManager 60% Service Class 2	6,558	(4,572)	1,986	62	(397)	(335)
Fidelity VIP Government Money Market Service Class	274,620	(379,212)	(104,592)	320,563	(381,524)	(60,961)
Fidelity VIP Strategic Income Service Class 2	67,256	(2,856)	64,400	6,285	(2,820)	3,465
First Trust Dorsey Wright Tactical Core Class I	101	(1,878)	(1,777)	457	(3,505)	(3,048)
First Trust/Dow Jones Dividend & Income Allocation Class I	678	(4,374)	(3,696)	462	(5,152)	(4,690)
Franklin Allocation VIP Class 4	1,539	(2,725)	(1,186)	122	(1,693)	(1,571)
Franklin Income VIP Class 2	5,613	(2,531)	3,082	5,811	(3,139)	2,672
Franklin Mutual Global Discovery VIP Class 2	4,036	(1,646)	2,390	653	(3,135)	(2,482)
Franklin Rising Dividends VIP Class 2	18,041	(17,839)	202	3,917	(7,362)	(3,445)
Templeton Global Bond VIP Class 2	1,530	(5,938)	(4,408)	7,818	(1,814)	6,004
Invesco V.I. International Growth Series II	1,923	(3,223)	(1,300)	1,546	(1,647)	(101)
Invesco V.I. Balanced-Risk Allocation Series II	1,805	(5,483)	(3,678)	3,982	(1,695)	2,287
Invesco V.I. Equity and Income Series II	161	(344)	(183)	2	(593)	(591)
Invesco V.I. Global Real Estate Series II	548	(4,306)	(3,758)	2,980	(366)	2,614
Invesco V.I. Global Series II	2,201	(2,112)	89	3,156	(4,576)	(1,420)
Janus Henderson Balanced Service Shares	61,447	(22,196)	39,251	26,354	(30,599)	(4,245)
Janus Henderson Flexible Bond Service Shares	23	(366)	(343)	93	(6,650)	(6,557)
LVIP American Century Mid Cap Value Service Class	919	(4,447)	(3,528)	681	(7,831)	(7,150)
Lord Abbett Bond Debenture Class VC	2,337	(4,226)	(1,889)	2,618	(2,250)	368
Lord Abbett Total Return Class VC	831	(1,253)	(422)	4,667	(8,495)	(3,828)
MFS Total Return Series - Service Class	12,836	(36,802)	(23,966)	30,179	(6,969)	23,210
MFS Utilities Series - Service Class	675	(585)	90	626	(1,819)	(1,193)
Nomura VIP Energy Series Service Class	47	(2,745)	(2,698)	696	(4,274)	(3,578)
PIMCO CommodityRealReturn Strategy - Advisor Class	64,162	(65,342)	(1,180)	1,630	(3,600)	(1,970)
PIMCO Income - Advisor Class	6,895	(3,628)	3,267	5,854	(7,570)	(1,716)
VanEck VIP Global Resources Class S	5,160	(7,275)	(2,115)	5,429	(6,862)	(1,433)

SA-34

PACIFIC SELECT VARIABLE ANNUITY SEPARATE ACCOUNT

NOTES TO FINANCIAL STATEMENTS (Continued)

8. FINANCIAL HIGHLIGHTS

A summary of accumulation unit values ("AUV"), units outstanding, net assets, investment income ratios, expense ratios, and total returns for each year or period ended December 31 are presented in the table below.

	At the End of Each Year or Period
Variable Accounts		Units	Net	Investment Income	Expense	Total
For Each Year or Period	AUV	Outstanding	Assets	Ratios (1)	Ratios (2)	Returns (3)
Core Income Class I
2025	$11.57	35,037	$405,535	0.00%	1.25%	5.41%
2024	10.98	35,953	394,797	0.00%	1.25%	1.49%
2023	10.82	30,731	332,494	0.00%	1.25%	6.64%
2022	10.15	24,947	253,100	0.00%	1.25%	(13.49)%
2021	11.73	27,316	320,348	0.00%	1.25%	(1.63)%
Diversified Bond Class I
2025	$14.66	64,946	$952,110	0.00%	1.25%	6.51%
2024	13.76	64,888	893,150	0.00%	1.25%	0.35%
2023	13.72	70,333	964,691	0.00%	1.25%	2.32%
2022	13.41	115,596	1,549,612	0.00%	1.25%	(19.63)%
2021	16.68	134,010	2,235,227	0.00%	1.25%	(3.15)%
Floating Rate Income Class I
2025	$15.12	88,766	$1,342,583	0.00%	1.25%	4.98%
2024	14.41	94,768	1,365,333	0.00%	1.25%	6.70%
2023	13.50	109,455	1,477,860	0.00%	1.25%	12.25%
2022	12.03	118,926	1,430,513	0.00%	1.25%	(2.76)%
2021	12.37	134,050	1,658,246	0.00%	1.25%	3.32%
High Yield Bond Class I
2025	$63.99	137,849	$8,821,289	0.00%	1.25%	5.94%
2024	60.40	149,056	9,003,406	0.00%	1.25%	5.81%
2023	57.09	168,922	9,643,447	0.00%	1.25%	10.83%
2022	51.51	189,024	9,736,480	0.00%	1.25%	(11.46)%
2021	58.18	231,432	13,463,653	0.00%	1.25%	4.11%
Inflation Managed Class I
2025	$43.05	173,314	$7,461,838	0.00%	1.25%	6.65%
2024	40.37	196,381	7,927,869	0.00%	1.25%	1.08%
2023	39.94	231,418	9,242,762	0.00%	1.25%	2.38%
2022	39.01	268,003	10,454,703	0.00%	1.25%	(12.97)%
2021	44.82	319,237	14,308,434	0.00%	1.25%	4.38%
Intermediate Bond Class I
2025	$9.54	33,652	$321,123	0.00%	1.25%	5.75%
2024	9.02	22,217	200,477	0.00%	1.25%	0.84%
2023	8.95	21,077	188,619	0.00%	1.25%	4.43%
03/18/2022 - 12/31/2022	8.57	12,030	103,094	0.00%	1.25%	(9.13)%
Short Duration Bond Class I
2025	$11.88	172,337	$2,047,953	0.00%	1.25%	4.11%
2024	11.41	196,207	2,239,544	0.00%	1.25%	3.56%
2023	11.02	222,150	2,448,471	0.00%	1.25%	3.58%
2022	10.64	242,029	2,575,480	0.00%	1.25%	(5.76)%
2021	11.29	286,519	3,235,241	0.00%	1.25%	(1.69)%
Total Return Class I
2025	$46.05	425,027	$19,571,224	0.00%	1.25%	7.63%
2024	42.78	462,667	19,794,406	0.00%	1.25%	1.42%
2023	42.19	506,490	21,366,804	0.00%	1.25%	5.23%
2022	40.09	537,554	21,550,071	0.00%	1.25%	(15.09)%
2021	47.21	639,405	30,187,879	0.00%	1.25%	(2.36)%
Emerging Markets Debt Class I
2025	$13.23	10,969	$145,100	0.00%	1.25%	14.24%
2024	11.58	12,273	142,113	0.00%	1.25%	5.55%
2023	10.97	13,777	151,135	0.00%	1.25%	10.96%
2022	9.89	14,410	142,467	0.00%	1.25%	(10.39)%
2021	11.03	16,295	179,789	0.00%	1.25%	(7.29)%

SA-35

PACIFIC SELECT VARIABLE ANNUITY SEPARATE ACCOUNT

NOTES TO FINANCIAL STATEMENTS (Continued)

	At the End of Each Year or Period
Variable Accounts		Units	Net	Investment Income	Expense	Total
For Each Year or Period	AUV	Outstanding	Assets	Ratios (1)	Ratios (2)	Returns (3)
Dividend Growth Class I
2025	$52.17	142,102	$7,414,137	0.00%	1.25%	12.97%
2024	46.18	156,909	7,246,545	0.00%	1.25%	11.83%
2023	41.30	181,357	7,489,972	0.00%	1.25%	11.91%
2022	36.90	213,020	7,860,982	0.00%	1.25%	(11.60)%
2021	41.75	224,954	9,390,839	0.00%	1.25%	24.24%
Equity Index Class I
2025	$213.86	294,272	$62,934,455	0.00%	1.25%	16.09%
2024	184.22	333,783	61,488,745	0.00%	1.25%	23.11%
2023	149.64	374,553	56,048,277	0.00%	1.25%	24.38%
2022	120.31	420,104	50,544,089	0.00%	1.25%	(19.32)%
2021	149.13	465,348	69,397,264	0.00%	1.25%	26.78%
Focused Growth Class I
2025	$76.87	97,510	$7,495,181	0.00%	1.25%	16.49%
2024	65.99	105,803	6,981,519	0.00%	1.25%	26.35%
2023	52.23	128,687	6,720,755	0.00%	1.25%	36.26%
2022	38.33	137,764	5,280,371	0.00%	1.25%	(34.62)%
2021	58.62	160,572	9,413,508	0.00%	1.25%	18.30%
Growth Class I
2025	$225.59	364,594	$82,250,403	0.00%	1.25%	10.62%
2024	203.93	412,086	84,037,396	0.00%	1.25%	30.17%
2023	156.66	450,929	70,643,309	0.00%	1.25%	33.87%
2022	117.03	494,217	57,836,744	0.00%	1.25%	(32.07)%
2021	172.27	529,881	91,280,918	0.00%	1.25%	21.89%
Hedged Equity Class I
2025	$13.38	66,424	$888,649	0.00%	1.25%	5.78%
2024	12.65	182,448	2,307,427	0.00%	1.25%	16.40%
2023	10.87	207,362	2,252,995	0.00%	1.25%	14.25%
2022	9.51	76,535	727,808	0.00%	1.25%	(9.09)%
05/17/2021 - 12/31/2021	10.46	11,405	119,297	0.00%	1.25%	4.20%
Large-Cap Core Class I
2025	$158.97	389,958	$61,991,364	0.00%	1.25%	13.01%
2024	140.66	432,668	60,860,763	0.00%	1.25%	22.41%
2023	114.91	485,942	55,839,202	0.00%	1.25%	25.49%
2022	91.57	540,965	49,536,509	0.00%	1.25%	(21.60)%
2021	116.80	617,021	72,067,219	0.00%	1.25%	26.18%
Large-Cap Growth Class I
2025	$42.77	86,975	$3,720,056	0.00%	1.25%	13.96%
2024	37.53	98,940	3,713,591	0.00%	1.25%	28.35%
2023	29.24	118,261	3,458,392	0.00%	1.25%	43.32%
2022	20.40	140,156	2,859,790	0.00%	1.25%	(38.67)%
2021	33.27	202,743	6,745,316	0.00%	1.25%	18.78%
Large-Cap Plus Bond Alpha Class I
2025	$11.96	475	$5,681	0.00%	1.25%	16.84%
11/14/2024 - 12/31/2024	10.24	511	5,235	0.00%	1.25%	(1.32)%
Large-Cap Value Class I
2025	$49.38	175,545	$8,667,940	0.00%	1.25%	8.61%
2024	45.46	186,089	8,460,455	0.00%	1.25%	6.62%
2023	42.64	227,491	9,700,571	0.00%	1.25%	13.49%
2022	37.57	237,204	8,912,542	0.00%	1.25%	(7.79)%
2021	40.75	265,606	10,822,559	0.00%	1.25%	24.55%
Mid-Cap Growth Class I
2025	$33.29	160,497	$5,343,170	0.00%	1.25%	0.95%
2024	32.98	187,731	6,190,929	0.00%	1.25%	1.20%
2023	32.59	204,138	6,652,424	0.00%	1.25%	18.14%
2022	27.58	216,390	5,968,995	0.00%	1.25%	(31.59)%
2021	40.32	229,420	9,250,077	0.00%	1.25%	15.22%
Mid-Cap Plus Bond Alpha Class I
2025	$78.98	125,003	$9,872,465	0.00%	1.25%	7.66%
2024	73.36	146,641	10,757,284	0.00%	1.25%	13.51%
2023	64.62	163,561	10,569,980	0.00%	1.25%	13.92%
2022	56.73	178,027	10,099,068	0.00%	1.25%	(18.28)%
2021	69.42	192,466	13,360,926	0.00%	1.25%	14.95%

SA-36

PACIFIC SELECT VARIABLE ANNUITY SEPARATE ACCOUNT

NOTES TO FINANCIAL STATEMENTS (Continued)

	At the End of Each Year or Period
Variable Accounts		Units	Net	Investment Income	Expense	Total
For Each Year or Period	AUV	Outstanding	Assets	Ratios (1)	Ratios (2)	Returns (3)
Mid-Cap Value Class I
2025	$52.23	17,547	$916,508	0.00%	1.25%	9.77%
2024	47.58	20,624	981,357	0.00%	1.25%	8.93%
2023	43.68	25,090	1,095,978	0.00%	1.25%	14.95%
2022	38.00	25,429	966,344	0.00%	1.25%	(8.41)%
2021	41.49	40,968	1,699,903	0.00%	1.25%	25.46%
Small-Cap Equity Class I
2025	$43.74	16,675	$729,364	0.00%	1.25%	6.49%
2024	41.07	21,376	877,947	0.00%	1.25%	8.33%
2023	37.91	25,175	954,499	0.00%	1.25%	11.57%
2022	33.98	28,407	965,347	0.00%	1.25%	(14.00)%
2021	39.51	31,715	1,253,211	0.00%	1.25%	24.89%
Small-Cap Growth Class I
2025	$37.86	124,205	$4,702,273	0.00%	1.25%	10.60%
2024	34.23	131,478	4,500,404	0.00%	1.25%	5.22%
2023	32.53	144,678	4,706,646	0.00%	1.25%	12.78%
2022	28.84	153,864	4,438,116	0.00%	1.25%	(30.79)%
2021	41.68	186,618	7,777,843	0.00%	1.25%	0.43%
Small-Cap Index Class I
2025	$51.87	121,822	$6,318,449	0.00%	1.25%	10.83%
2024	46.80	164,910	7,717,742	0.00%	1.25%	9.45%
2023	42.76	172,361	7,369,872	0.00%	1.25%	14.76%
2022	37.26	196,067	7,305,151	0.00%	1.25%	(21.85)%
2021	47.67	212,226	10,117,415	0.00%	1.25%	12.82%
Small-Cap Plus Bond Alpha Class I
2025	$11.19	481	$5,376	0.00%	1.25%	11.10%
11/14/2024 - 12/31/2024	10.07	517	5,211	0.00%	1.25%	(4.67)%
Small-Cap Value Class I
2025	$59.15	35,082	$2,075,154	0.00%	1.25%	4.39%
2024	56.66	39,638	2,246,074	0.00%	1.25%	4.86%
2023	54.04	51,660	2,791,710	0.00%	1.25%	6.19%
2022	50.89	55,328	2,815,463	0.00%	1.25%	(17.84)%
2021	61.94	67,766	4,197,297	0.00%	1.25%	33.92%
Value Class I
2025	$32.20	87,214	$2,808,281	0.00%	1.25%	18.89%
2024	27.08	97,345	2,636,422	0.00%	1.25%	8.77%
2023	24.90	114,290	2,845,890	0.00%	1.25%	2.48%
2022	24.30	153,368	3,726,401	0.00%	1.25%	(1.77)%
2021	24.73	144,797	3,581,450	0.00%	1.25%	20.13%
Value Advantage Class I
2025	$27.97	32,761	$916,280	0.00%	1.25%	8.21%
2024	25.85	32,870	849,595	0.00%	1.25%	15.05%
2023	22.47	36,689	824,260	0.00%	1.25%	8.25%
2022	20.75	77,286	1,604,060	0.00%	1.25%	(5.26)%
2021	21.91	45,603	998,990	0.00%	1.25%	26.93%
Emerging Markets Class I
2025	$44.13	148,017	$6,531,684	0.00%	1.25%	31.71%
2024	33.50	173,972	5,828,693	0.00%	1.25%	(2.75)%
2023	34.45	182,875	6,300,524	0.00%	1.25%	7.60%
2022	32.02	205,576	6,582,255	0.00%	1.25%	(26.20)%
2021	43.39	232,134	10,071,348	0.00%	1.25%	(9.42)%
International Equity Plus Bond Alpha Class I
2025	$12.67	503	$6,374	0.00%	1.25%	30.88%
11/14/2024 - 12/31/2024	9.68	542	5,244	0.00%	1.25%	(1.15)%
International Growth Class I
2025	$10.95	1,040	$11,393	0.00%	1.25%	21.16%
2024	9.04	1,042	9,421	0.00%	1.25%	6.05%
2023	8.52	1,435	12,235	0.00%	1.25%	12.33%
07/21/2022 - 12/31/2022	7.59	951	7,217	0.00%	1.25%	0.56%

SA-37

PACIFIC SELECT VARIABLE ANNUITY SEPARATE ACCOUNT

NOTES TO FINANCIAL STATEMENTS (Continued)

	At the End of Each Year
Variable Accounts		Units	Net	Investment Income	Expense	Total
For Each Year	AUV	Outstanding	Assets	Ratios (1)	Ratios (2)	Returns (3)
International Large-Cap Class I
2025	$25.41	230,995	$5,868,536	0.00%	1.25%	21.06%
2024	20.99	272,302	5,714,726	0.00%	1.25%	2.38%
2023	20.50	306,470	6,282,235	0.00%	1.25%	17.18%
2022	17.49	334,518	5,851,752	0.00%	1.25%	(16.25)%
2021	20.89	362,112	7,563,245	0.00%	1.25%	13.35%
International Small-Cap Class I
2025	$18.55	26,189	$485,744	0.00%	1.25%	21.88%
2024	15.22	28,688	436,576	0.00%	1.25%	(2.22)%
2023	15.56	31,364	488,122	0.00%	1.25%	15.78%
2022	13.44	33,021	443,884	0.00%	1.25%	(18.12)%
2021	16.42	35,496	582,718	0.00%	1.25%	12.46%
International Value Class I
2025	$36.26	537,843	$19,502,035	0.00%	1.25%	45.91%
2024	24.85	642,429	15,964,752	0.00%	1.25%	2.59%
2023	24.22	685,092	16,594,857	0.00%	1.25%	18.72%
2022	20.40	792,872	16,177,713	0.00%	1.25%	(2.49)%
2021	20.92	928,818	19,435,224	0.00%	1.25%	18.87%
Health Sciences Class I
2025	$87.13	56,122	$4,889,817	0.00%	1.25%	14.85%
2024	75.86	66,142	5,017,874	0.00%	1.25%	2.74%
2023	73.84	75,721	5,591,564	0.00%	1.25%	2.14%
2022	72.30	85,254	6,163,546	0.00%	1.25%	(6.97)%
2021	77.72	92,323	7,174,885	0.00%	1.25%	10.99%
Real Estate Class I
2025	$75.49	41,640	$3,143,315	0.00%	1.25%	0.86%
2024	74.85	48,380	3,621,182	0.00%	1.25%	6.17%
2023	70.50	57,357	4,043,499	0.00%	1.25%	11.61%
2022	63.16	61,390	3,877,569	0.00%	1.25%	(26.56)%
2021	86.01	65,775	5,657,274	0.00%	1.25%	38.58%
Technology Class I
2025	$33.39	88,246	$2,946,927	0.00%	1.25%	21.13%
2024	27.57	172,742	4,762,276	0.00%	1.25%	35.73%
2023	20.31	175,112	3,556,787	0.00%	1.25%	51.78%
2022	13.38	193,146	2,584,773	0.00%	1.25%	(36.85)%
2021	21.19	190,103	4,028,882	0.00%	1.25%	12.45%
Capital Appreciation Class I (4)
11/07/2025 - 12/31/2025	$9.94	2,391	$23,776	0.00%	1.25%	0.41%
PSF Avantis Balanced Allocation Class I
2025	$18.59	20,343	$378,242	0.00%	1.25%	13.79%
2024	16.34	34,376	561,716	0.00%	1.25%	10.15%
2023	14.83	43,192	640,745	0.00%	1.25%	12.42%
2022	13.20	42,846	565,377	0.00%	1.25%	(16.05)%
2021	15.72	72,963	1,146,824	0.00%	1.25%	11.10%
Pacific Dynamix - Conservative Growth Class I
2025	$23.80	155,258	$3,694,483	0.00%	1.25%	10.54%
2024	21.53	101,735	2,190,007	0.00%	1.25%	7.18%
2023	20.08	114,548	2,300,615	0.00%	1.25%	10.30%
2022	18.21	109,451	1,992,986	0.00%	1.25%	(15.44)%
2021	21.53	119,283	2,568,536	0.00%	1.25%	5.12%
Pacific Dynamix - Moderate Growth Class I
2025	$31.64	65,791	$2,081,602	0.00%	1.25%	12.53%
2024	28.12	70,828	1,991,441	0.00%	1.25%	10.72%
2023	25.39	80,323	2,039,707	0.00%	1.25%	13.62%
2022	22.35	88,560	1,979,346	0.00%	1.25%	(16.74)%
2021	26.84	101,811	2,732,988	0.00%	1.25%	9.24%
Pacific Dynamix - Growth Class I
2025	$40.34	138,098	$5,570,447	0.00%	1.25%	15.05%
2024	35.06	144,910	5,080,764	0.00%	1.25%	12.47%
2023	31.17	149,005	4,644,954	0.00%	1.25%	15.53%
2022	26.98	149,030	4,021,117	0.00%	1.25%	(17.72)%
2021	32.79	158,288	5,190,783	0.00%	1.25%	12.91%

SA-38

PACIFIC SELECT VARIABLE ANNUITY SEPARATE ACCOUNT

NOTES TO FINANCIAL STATEMENTS (Continued)

	At the End of Each Year
Variable Accounts		Units	Net	Investment Income	Expense	Total
For Each Year	AUV	Outstanding	Assets	Ratios (1)	Ratios (2)	Returns (3)
Portfolio Optimization Conservative Class I
2025	$14.55	2,005,021	$29,170,990	0.00%	1.25%	8.59%
2024	13.40	2,282,922	30,587,118	0.00%	1.25%	5.05%
2023	12.75	2,357,703	30,070,912	0.00%	1.25%	7.87%
2022	11.82	2,520,342	29,799,932	0.00%	1.25%	(14.74)%
2021	13.87	2,452,168	34,005,423	0.00%	1.25%	0.93%
Portfolio Optimization Moderate-Conservative Class I
2025	$17.52	1,349,619	$23,650,814	0.00%	1.25%	10.67%
2024	15.83	1,747,758	27,674,897	0.00%	1.25%	7.06%
2023	14.79	1,859,213	27,498,926	0.00%	1.25%	9.68%
2022	13.48	2,139,033	28,844,809	0.00%	1.25%	(15.96)%
2021	16.05	2,354,211	37,774,643	0.00%	1.25%	4.96%
Portfolio Optimization Moderate Class I
2025	$20.77	4,030,986	$83,721,957	0.00%	1.25%	11.87%
2024	18.57	4,569,987	84,848,408	0.00%	1.25%	9.82%
2023	16.91	5,518,901	93,302,883	0.00%	1.25%	12.47%
2022	15.03	6,100,903	91,710,194	0.00%	1.25%	(16.76)%
2021	18.06	6,715,925	121,284,681	0.00%	1.25%	7.82%
Portfolio Optimization Growth Class I
2025	$23.52	3,213,026	$75,556,444	0.00%	1.25%	13.88%
2024	20.65	3,553,558	73,382,189	0.00%	1.25%	9.97%
2023	18.78	3,809,716	71,539,614	0.00%	1.25%	13.03%
2022	16.61	4,196,332	69,715,651	0.00%	1.25%	(17.91)%
2021	20.24	4,536,876	91,815,756	0.00%	1.25%	11.71%
Portfolio Optimization Aggressive-Growth Class I
2025	$25.50	1,151,756	$29,373,863	0.00%	1.25%	15.63%
2024	22.06	1,371,782	30,257,350	0.00%	1.25%	10.96%
2023	19.88	1,511,371	30,042,165	0.00%	1.25%	14.53%
2022	17.36	1,634,476	28,368,557	0.00%	1.25%	(18.53)%
2021	21.30	1,730,430	36,864,706	0.00%	1.25%	14.25%
American Funds IS American High-Income Trust Class 4
2025	$15.95	27,023	$431,112	5.82%	1.25%	6.59%
2024	14.97	25,983	388,866	6.30%	1.25%	8.02%
2023	13.86	22,938	317,814	4.91%	1.25%	10.79%
2022	12.51	48,310	604,151	6.76%	1.25%	(10.65)%
2021	14.00	50,180	702,366	3.74%	1.25%	6.84%
American Funds IS Asset Allocation Class 4
2025	$21.49	698,708	$15,015,243	1.81%	1.25%	14.15%
2024	18.83	735,801	13,851,771	1.99%	1.25%	14.66%
2023	16.42	738,173	12,119,552	2.01%	1.25%	12.61%
2022	14.58	780,260	11,375,826	1.61%	1.25%	(14.73)%
2021	17.10	874,998	14,961,337	1.29%	1.25%	13.42%
American Funds IS Capital Income Builder Class 4
2025	$17.16	30,391	$521,579	2.74%	1.25%	18.66%
2024	14.46	31,004	448,409	3.30%	1.25%	8.56%
2023	13.32	27,303	363,742	2.68%	1.25%	7.41%
2022	12.40	28,615	354,931	2.46%	1.25%	(8.52)%
2021	13.56	33,284	451,318	2.49%	1.25%	13.26%
American Funds IS Capital World Bond Class 4
2025	$9.52	13,965	$133,010	2.80%	1.25%	7.68%
2024	8.85	9,456	83,647	1.79%	1.25%	(4.53)%
2023	9.27	11,260	104,325	0.00%	1.25%	4.58%
2022	8.86	16,440	145,644	0.21%	1.25%	(18.86)%
2021	10.92	16,259	177,526	1.50%	1.25%	(6.36)%
American Funds IS Capital World Growth and Income Class 4
2025	$23.95	35,554	$851,508	1.30%	1.25%	22.92%
2024	19.48	29,544	575,648	1.52%	1.25%	12.28%
2023	17.35	29,097	504,942	1.78%	1.25%	19.16%
2022	14.56	28,672	417,574	2.17%	1.25%	(18.59)%
2021	17.89	28,793	515,111	1.23%	1.25%	13.04%

SA-39

PACIFIC SELECT VARIABLE ANNUITY SEPARATE ACCOUNT

NOTES TO FINANCIAL STATEMENTS (Continued)

	At the End of Each Year
Variable Accounts		Units	Net	Investment Income	Expense	Total
For Each Year	AUV	Outstanding	Assets	Ratios (1)	Ratios (2)	Returns (3)
American Funds IS Global Balanced Class 4
2025	$17.73	13,747	$243,786	1.21%	1.25%	15.50%
2024	15.35	14,744	226,374	1.48%	1.25%	4.99%
2023	14.62	25,751	376,577	1.42%	1.25%	12.04%
2022	13.05	32,830	428,496	0.00%	1.25%	(15.79)%
2021	15.50	34,619	536,569	0.81%	1.25%	9.09%
American Funds IS Global Growth Class 4
2025	$30.52	29,280	$893,671	1.16%	1.25%	19.83%
2024	25.47	39,338	1,001,923	1.51%	1.25%	11.97%
2023	22.75	32,066	729,400	0.71%	1.25%	20.78%
2022	18.83	33,051	622,461	0.44%	1.25%	(25.85)%
2021	25.40	34,245	869,787	0.21%	1.25%	14.69%
American Funds IS Global Small Capitalization Class 4
2025	$17.06	11,474	$195,711	0.19%	1.25%	12.91%
2024	15.11	13,080	197,609	0.80%	1.25%	0.84%
2023	14.98	15,059	225,598	0.03%	1.25%	14.35%
2022	13.10	15,088	197,671	0.00%	1.25%	(30.56)%
2021	18.87	13,732	259,076	0.00%	1.25%	5.10%
American Funds IS Growth Class 4
2025	$44.56	208,393	$9,285,308	0.13%	1.25%	18.44%
2024	37.62	241,351	9,079,758	0.17%	1.25%	29.66%
2023	29.02	287,888	8,353,207	0.18%	1.25%	36.43%
2022	21.27	262,572	5,584,381	0.10%	1.25%	(30.98)%
2021	30.82	332,982	10,260,866	0.06%	1.25%	20.17%
American Funds IS Growth-Income Class 4
2025	$31.05	232,866	$7,231,569	0.72%	1.25%	16.31%
2024	26.70	261,185	6,973,712	0.88%	1.25%	22.37%
2023	21.82	322,062	7,027,035	1.26%	1.25%	24.27%
2022	17.56	312,454	5,486,074	1.01%	1.25%	(17.74)%
2021	21.34	397,469	8,483,707	0.93%	1.25%	22.26%
American Funds IS International Class 4
2025	$15.23	28,367	$432,015	1.24%	1.25%	24.84%
2024	12.20	30,173	368,094	0.95%	1.25%	1.64%
2023	12.00	34,203	410,501	1.05%	1.25%	14.13%
2022	10.52	40,486	425,772	1.62%	1.25%	(22.00)%
2021	13.48	34,070	459,357	1.75%	1.25%	(2.93)%
American Funds IS International Growth and Income Class 4
2025	$16.63	62,466	$1,038,669	2.33%	1.25%	33.42%
2024	12.46	70,936	884,075	2.35%	1.25%	1.82%
2023	12.24	69,237	847,488	2.30%	1.25%	14.23%
2022	10.72	70,757	758,224	2.77%	1.25%	(16.57)%
2021	12.84	73,603	945,388	2.92%	1.25%	3.79%
American Funds IS Managed Risk Asset Allocation Class P2
2025	$18.02	34,751	$626,201	2.60%	1.25%	10.28%
2024	16.34	37,506	612,827	1.93%	1.25%	13.20%
2023	14.43	40,508	584,711	1.84%	1.25%	8.87%
2022	13.26	43,972	583,024	2.15%	1.25%	(15.04)%
2021	15.61	52,371	817,289	1.36%	1.25%	11.11%
American Funds IS New World Fund Class 4
2025	$18.35	24,953	$457,975	0.79%	1.25%	26.34%
2024	14.53	38,747	562,880	1.34%	1.25%	5.00%
2023	13.83	26,108	361,202	1.24%	1.25%	14.24%
2022	12.11	27,173	329,089	1.10%	1.25%	(23.22)%
2021	15.77	28,609	451,248	0.64%	1.25%	3.33%
American Funds IS The Bond Fund of America Class 4
2025	$10.76	65,346	$703,252	4.21%	1.25%	5.65%
2024	10.19	66,602	678,414	4.25%	1.25%	(0.28)%
2023	10.22	71,636	731,777	3.19%	1.25%	3.43%
2022	9.88	73,496	725,911	2.63%	1.25%	(13.83)%
2021	11.46	79,049	906,068	1.66%	1.25%	(1.82)%

SA-40

PACIFIC SELECT VARIABLE ANNUITY SEPARATE ACCOUNT

NOTES TO FINANCIAL STATEMENTS (Continued)

	At the End of Each Year
Variable Accounts		Units	Net	Investment Income	Expense	Total
For Each Year	AUV	Outstanding	Assets	Ratios (1)	Ratios (2)	Returns (3)
American Funds IS U.S. Government Securities Class 4
2025	$10.39	44,873	$466,398	3.65%	1.25%	6.20%
2024	9.79	49,261	482,100	3.46%	1.25%	(0.81)%
2023	9.87	44,246	436,565	3.50%	1.25%	1.35%
2022	9.74	44,058	428,918	3.29%	1.25%	(12.30)%
2021	11.10	52,618	584,079	0.85%	1.25%	(2.11)%
American Funds IS Washington Mutual Investors Class 4
2025	$26.96	123,479	$3,329,086	1.33%	1.25%	15.45%
2024	23.35	98,574	2,302,038	1.57%	1.25%	17.37%
2023	19.90	80,946	1,610,633	1.39%	1.25%	15.52%
2022	17.22	131,434	2,263,775	2.09%	1.25%	(9.82)%
2021	19.10	81,840	1,563,063	1.31%	1.25%	25.93%
BlackRock 60/40 Target Allocation ETF V.I. Class I
2025	$19.42	51,851	$1,006,922	3.13%	1.25%	14.25%
2024	17.00	37,413	635,941	2.36%	1.25%	10.24%
2023	15.42	21,015	324,011	2.25%	1.25%	14.18%
2022	13.50	19,360	261,416	2.01%	1.25%	(15.88)%
2021	16.05	19,923	319,806	2.86%	1.25%	10.60%
BlackRock Global Allocation V.I. Class III
2025	$21.06	212,147	$4,468,639	4.02%	1.25%	18.03%
2024	17.85	226,893	4,049,279	1.44%	1.25%	7.57%
2023	16.59	244,471	4,056,089	1.98%	1.25%	11.10%
2022	14.93	356,397	5,322,477	0.00%	1.25%	(17.11)%
2021	18.02	445,039	8,018,665	0.81%	1.25%	5.09%
Fidelity VIP Contrafund Service Class 2
2025	$51.30	90,274	$4,630,956	0.00%	1.25%	19.69%
2024	42.86	82,439	3,533,344	0.03%	1.25%	31.78%
2023	32.52	91,430	2,973,569	0.29%	1.25%	31.47%
2022	24.74	75,391	1,865,046	0.25%	1.25%	(27.40)%
2021	34.07	100,060	3,409,500	0.03%	1.25%	25.93%
Fidelity VIP FundsManager 60% Service Class 2
2025	$23.51	10,622	$249,765	2.73%	1.25%	14.08%
2024	20.61	8,636	178,008	1.93%	1.25%	8.08%
2023	19.07	8,971	171,097	2.20%	1.25%	12.66%
2022	16.93	9,168	155,197	1.80%	1.25%	(16.30)%
2021	20.23	8,498	171,875	0.88%	1.25%	10.81%
Fidelity VIP Government Money Market Service Class
2025	$10.48	395,852	$4,149,998	3.96%	1.25%	2.75%
2024	10.20	500,444	5,106,332	4.90%	1.25%	3.70%
2023	9.84	561,405	5,524,066	4.72%	1.25%	3.50%
2022	9.51	500,880	4,761,698	1.32%	1.25%	0.11%
2021	9.50	484,847	4,604,373	0.01%	1.25%	(1.23)%
Fidelity VIP Strategic Income Service Class 2
2025	$13.37	79,878	$1,068,105	5.43%	1.25%	7.23%
2024	12.47	15,478	193,005	3.59%	1.25%	4.46%
2023	11.94	12,013	143,410	4.27%	1.25%	7.82%
2022	11.07	12,864	142,422	3.00%	1.25%	(12.62)%
2021	12.67	24,282	307,646	2.42%	1.25%	2.25%
First Trust Dorsey Wright Tactical Core Class I
2025	$16.64	26,831	$446,490	0.92%	1.25%	8.33%
2024	15.36	28,608	439,464	0.89%	1.25%	11.13%
2023	13.82	31,656	437,594	2.07%	1.25%	9.90%
2022	12.58	33,021	415,339	1.16%	1.25%	(18.08)%
2021	15.35	104,076	1,597,999	0.41%	1.25%	12.46%
First Trust/Dow Jones Dividend & Income Allocation Class I
2025	$20.85	62,641	$1,306,124	2.38%	1.25%	4.00%
2024	20.05	66,337	1,330,057	2.38%	1.25%	4.69%
2023	19.15	71,027	1,360,307	2.28%	1.25%	9.14%
2022	17.55	73,564	1,290,908	1.39%	1.25%	(13.29)%
2021	20.24	80,553	1,630,206	0.91%	1.25%	10.85%

SA-41

 PACIFIC SELECT VARIABLE ANNUITY SEPARATE ACCOUNT

 NOTES TO FINANCIAL STATEMENTS (Continued)

	At the End of Each Year
Variable Accounts		Units	Net	Investment Income	Expense	Total
For Each Year	AUV	Outstanding	Assets	Ratios (1)	Ratios (2)	Returns (3)
Franklin Allocation VIP Class 4
2025	$20.70	17,980	$372,169	1.75%	1.25%	11.13%
2024	18.63	19,166	356,986	1.86%	1.25%	7.53%
2023	17.32	20,737	359,214	1.28%	1.25%	13.20%
2022	15.30	26,785	409,863	1.51%	1.25%	(17.23)%
2021	18.49	35,561	657,449	1.59%	1.25%	10.15%
Franklin Income VIP Class 2
2025	$16.01	34,427	$551,021	5.06%	1.25%	11.16%
2024	14.40	31,345	451,319	5.32%	1.25%	5.87%
2023	13.60	28,673	389,982	6.07%	1.25%	7.28%
2022	12.68	93,946	1,191,075	5.84%	1.25%	(6.65)%
2021	13.58	29,195	396,486	4.88%	1.25%	15.30%
Franklin Mutual Global Discovery VIP Class 2
2025	$24.59	21,908	$538,815	1.96%	1.25%	21.81%
2024	20.19	19,518	394,093	1.73%	1.25%	3.35%
2023	19.54	22,000	429,817	2.36%	1.25%	18.82%
2022	16.44	27,102	445,611	1.32%	1.25%	(5.93)%
2021	17.48	32,977	576,392	2.34%	1.25%	17.65%
Franklin Rising Dividends VIP Class 2
2025	$35.41	48,184	$1,706,279	0.73%	1.25%	10.42%
2024	32.07	47,982	1,538,829	1.02%	1.25%	9.40%
2023	29.31	51,427	1,507,553	0.91%	1.25%	10.69%
2022	26.48	50,238	1,330,502	0.76%	1.25%	(11.68)%
2021	29.99	63,305	1,898,285	0.77%	1.25%	25.22%
Templeton Global Bond VIP Class 2
2025	$8.24	33,936	$279,780	0.00%	1.25%	14.29%
2024	7.21	38,344	276,594	0.00%	1.25%	(12.48)%
2023	8.24	32,340	266,543	0.00%	1.25%	1.61%
2022	8.11	32,283	261,862	0.00%	1.25%	(6.13)%
2021	8.64	32,961	284,812	0.00%	1.25%	(6.17)%
Invesco V.I. International Growth Series II
2025	$14.62	10,095	$147,609	0.06%	1.25%	14.10%
2024	12.82	11,395	146,039	0.36%	1.25%	(3.04)%
2023	13.22	11,496	151,949	0.26%	1.25%	19.14%
2022	11.09	13,087	145,187	0.00%	1.25%	(28.07)%
2021	15.42	12,823	197,770	0.00%	1.25%	8.75%
Invesco V.I. Balanced-Risk Allocation Series II
2025	$22.90	17,893	$409,702	6.35%	1.25%	7.34%
2024	21.33	21,571	460,156	6.24%	1.25%	2.27%
2023	20.86	19,284	402,249	0.00%	1.25%	5.08%
2022	19.85	34,610	687,031	7.22%	1.25%	(15.58)%
2021	23.51	36,709	863,153	2.95%	1.25%	7.90%
Invesco V.I. Equity and Income Series II
2025	$20.50	6,934	$142,167	1.88%	1.25%	11.12%
2024	18.45	7,117	131,330	1.56%	1.25%	10.51%
2023	16.70	7,708	128,704	1.75%	1.25%	8.87%
2022	15.34	7,844	120,300	1.40%	1.25%	(8.86)%
2021	16.83	9,084	152,854	1.62%	1.25%	16.88%
Invesco V.I. Global Real Estate Series II
2025	$10.26	1,933	$19,837	1.77%	1.25%	6.27%
2024	9.66	5,691	54,951	2.18%	1.25%	(3.33)%
2023	9.99	3,077	30,738	0.98%	1.25%	7.48%
2022	9.29	4,326	40,204	2.54%	1.25%	(26.07)%
2021	12.57	4,543	57,108	2.55%	1.25%	23.89%
Invesco V.I. Global Series II
2025	$23.80	7,801	$185,632	0.00%	1.25%	13.59%
2024	20.95	7,712	161,572	0.00%	1.25%	14.34%
2023	18.32	9,132	167,341	0.00%	1.25%	32.78%
2022	13.80	4,847	66,886	0.00%	1.25%	(32.78)%
2021	20.53	11,661	239,393	0.00%	1.25%	13.74%

SA-42

 PACIFIC SELECT VARIABLE ANNUITY SEPARATE ACCOUNT

 NOTES TO FINANCIAL STATEMENTS (Continued)

	At the End of Each Year or Period
Variable Accounts		Units	Net	Investment Income	Expense	Total
For Each Year or Period	AUV	Outstanding	Assets	Ratios (1)	Ratios (2)	Returns (3)
Janus Henderson Balanced Service Shares
2025	$27.98	188,265	$5,267,670	1.87%	1.25%	13.40%
2024	24.67	149,014	3,676,870	1.75%	1.25%	13.71%
2023	21.70	153,259	3,325,692	1.81%	1.25%	13.71%
2022	19.08	177,229	3,382,210	0.95%	1.25%	(17.65)%
2021	23.17	236,362	5,477,584	0.64%	1.25%	15.46%
Janus Henderson Flexible Bond Service Shares
2025	$10.79	9,568	$103,206	4.50%	1.25%	5.89%
2024	10.19	9,911	100,958	3.49%	1.25%	0.36%
2023	10.15	16,468	167,157	3.44%	1.25%	3.99%
2022	9.76	19,664	191,943	1.89%	1.25%	(14.97)%
2021	11.48	33,998	390,280	1.77%	1.25%	(2.34)%
LVIP American Century Mid Cap Value Service Class
2025	$29.20	20,696	$604,334	1.58%	1.25%	7.48%
2024	27.17	24,224	658,130	2.17%	1.25%	7.17%
2023	25.35	31,374	795,355	2.15%	1.25%	4.71%
2022	24.21	36,993	895,590	2.07%	1.25%	(2.61)%
2021	24.86	33,789	839,923	1.03%	1.25%	21.49%
Lord Abbett Bond Debenture Class VC
2025	$14.92	46,790	$698,279	5.86%	1.25%	6.98%
2024	13.95	48,679	679,051	5.65%	1.25%	5.39%
2023	13.24	48,311	639,485	5.49%	1.25%	5.23%
2022	12.58	40,265	506,478	3.58%	1.25%	(13.88)%
2021	14.61	55,496	810,593	3.57%	1.25%	1.99%
Lord Abbett Total Return Class VC
2025	$11.02	26,765	$295,082	4.68%	1.25%	5.85%
2024	10.42	27,187	283,159	4.62%	1.25%	1.38%
2023	10.27	31,015	318,642	4.15%	1.25%	5.02%
2022	9.78	41,221	403,256	2.80%	1.25%	(15.11)%
2021	11.52	53,537	616,992	1.89%	1.25%	(1.48)%
MFS Total Return Series - Service Class
2025	$23.04	24,254	$558,725	2.61%	1.25%	9.54%
2024	21.03	48,220	1,014,114	3.35%	1.25%	6.12%
2023	19.82	25,010	495,652	1.84%	1.25%	8.85%
2022	18.21	27,183	494,920	1.48%	1.25%	(10.96)%
2021	20.45	30,607	625,821	1.62%	1.25%	12.42%
MFS Utilities Series - Service Class
2025	$23.26	14,605	$339,665	2.77%	1.25%	13.33%
2024	20.52	14,515	297,850	2.07%	1.25%	9.95%
2023	18.66	15,708	293,142	2.70%	1.25%	(3.54)%
2022	19.35	45,523	880,759	2.78%	1.25%	(0.77)%
2021	19.50	11,318	220,672	1.53%	1.25%	12.41%
Nomura VIP Asset Strategy Series Service Class
2025 (5)
2024 (5)
01/01/2023-12/29/2023 (5)	$12.89	-	$-	2.17%	1.25%	12.52%
2022	11.46	6,224	71,325	1.59%	1.25%	(15.80)%
2021	13.61	6,224	84,698	1.62%	1.25%	9.07%
Nomura VIP Energy Series Service Class
2025	$7.31	7,196	$52,629	1.11%	1.25%	10.50%
2024	6.62	9,894	65,488	3.03%	1.25%	(6.78)%
2023	7.10	13,472	95,649	3.78%	1.25%	2.73%
2022	6.91	13,390	92,545	0.65%	1.25%	48.61%
2021	4.65	41,310	192,119	1.43%	1.25%	40.24%
PIMCO CommodityRealReturn Strategy - Advisor Class
2025	$8.15	20,939	$170,561	3.27%	1.25%	17.19%
2024	6.95	22,119	153,749	2.00%	1.25%	2.67%
2023	6.77	24,089	163,095	14.50%	1.25%	(9.07)%
2022	7.45	54,101	402,842	24.87%	1.25%	7.32%
2021	6.94	101,742	705,925	2.44%	1.25%	31.46%

SA-43

PACIFIC SELECT VARIABLE ANNUITY SEPARATE ACCOUNT

NOTES TO FINANCIAL STATEMENTS (Continued)

	At the End of Each Year
Variable Accounts		Units	Net	Investment Income	Expense	Total
For Each Year	AUV	Outstanding	Assets	Ratios (1)	Ratios (2)	Returns (3)
PIMCO Income - Advisor Class
2025	$12.32	49,021	$604,112	5.07%	1.25%	8.73%
2024	11.33	45,754	518,573	5.78%	1.25%	4.00%
2023	10.90	47,470	517,334	5.23%	1.25%	6.82%
2022	10.20	28,491	290,434	3.77%	1.25%	(8.93)%
2021	11.20	16,896	189,293	2.76%	1.25%	0.63%
VanEck VIP Global Resources Class S
2025	$10.65	41,345	$440,139	2.44%	1.25%	34.48%
2024	7.92	43,460	344,035	2.45%	1.25%	(4.30)%
2023	8.27	44,893	371,340	2.24%	1.25%	(5.03)%
2022	8.71	72,474	631,220	1.67%	1.25%	6.78%
2021	8.16	55,035	448,891	0.26%	1.25%	17.20%

(1)	The investment income ratios represent the dividends, excluding distributions of capital gains, received by the variable accounts from the underlying portfolios, divided by the average daily net assets (See Note 3 in Notes to Financial Statements). These ratios exclude those expenses, such as mortality and expense risk ("M&E") fees that are assessed against contract owner accounts, either through reductions in the unit values or the redemption of units. The recognition of investment income by the variable accounts is affected by the timing of the declaration of dividends by the underlying portfolios in which the variable accounts invest. The investment income ratios for periods of less than one full year are annualized.
(2)	The expense ratios represent annualized contract fees and expenses of the Separate Account divided by the average daily net assets for each period indicated. These ratios include only those expenses that result in a direct reduction of unit values. Excluded are expenses of the underlying portfolios in which the variable accounts invest and charges made directly to contract owner accounts through the redemption of units (See Note 4 in Notes to Financial Statements). The expense ratios for periods of less than one full year are annualized.
(3)	Total returns reflect changes in unit values of the underlying portfolios and deductions for M&E fees assessed through the daily AUV calculation. Total returns do not include deductions at the separate account or contract level for any premium loads, maintenance fees, premium tax charges, withdrawal and surrender charges, or other charges that may be incurred under a contract which, if incurred, would have resulted in lower returns. Total returns are calculated for each period indicated and are not annualized for periods of less than one full year.
(4)	Operations commenced or resumed during 2025 (See Note 1 in Notes to Financial Statements).
(5)	There has been no activities in the Nomura VIP Asset Strategy Series Service Class since December 29, 2023.

SA-44

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Board of Directors of

Pacific Life Insurance Company

Opinion on the Financial Statements

We have audited the accompanying statements of assets and liabilities of Pacific Select Variable Annuity Separate Account of Pacific Life Insurance Company (the "Separate Account") comprising the variable accounts listed in Appendix A, including the schedules of investments as of December 31, 2025, the related statements of operations and statements of changes in net assets for the periods indicated in Appendix A, and the related notes which include financial highlights (collectively referred to as the “financial statements and financial highlights”). In our opinion, the financial statements present fairly, in all material respects, the financial position of each of the Variable Accounts constituting Pacific Select Variable Annuity Separate Account of Pacific Life Insurance Company as of December 31, 2025, and the results of their operations and changes in their net assets for the periods indicated in Appendix A in conformity with accounting principles generally accepted in the United States of America.

Basis for Opinion

These financial statements and financial highlights are the responsibility of the Separate Accounts’ management. Our responsibility is to express an opinion on the Separate Accounts’ financial statements and financial highlights based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Separate Account in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement, whether due to error or fraud. The Separate Account is not required to have, nor were we engaged to perform, an audit of their internal control over financial reporting. As part of our audits, we are required to obtain an understanding of internal control over financial reporting but not for the purpose of expressing an opinion on the effectiveness of the Separate Accounts’ internal control over financial reporting. Accordingly, we express no such opinion.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements and financial highlights whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements and financial highlights. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements and financial highlights. Our procedures included confirmation of investments owned as of December 31, 2025, by correspondence with the transfer agents. We believe that our audits provide a reasonable basis for our opinion.

Costa Mesa, California

March 13, 2026

We have served as the auditor of Pacific Select Variable Annuity Separate Account of Pacific Life Insurance Company since 1990.

SA-45

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM (Continued)

APPENDIX A

Variable Account Comprising the Separate Account	Statement of Operations	Statement of Changes in Net Assets
Core Income Class I	For the year ended December 31, 2025	For each of the two years in the period ended December 31, 2025
Diversified Bond Class I	For the year ended December 31, 2025	For each of the two years in the period ended December 31, 2025
Floating Rate Income Class I	For the year ended December 31, 2025	For each of the two years in the period ended December 31, 2025
High Yield Bond Class I	For the year ended December 31, 2025	For each of the two years in the period ended December 31, 2025
Inflation Managed Class I	For the year ended December 31, 2025	For each of the two years in the period ended December 31, 2025
Intermediate Bond Class I	For the year ended December 31, 2025	For each of the two years in the period ended December 31, 2025
Short Duration Bond Class I	For the year ended December 31, 2025	For each of the two years in the period ended December 31, 2025
Total Return Class I (formerly Managed Bond Class I)	For the year ended December 31, 2025	For each of the two years in the period ended December 31, 2025
Emerging Markets Debt Class I	For the year ended December 31, 2025	For each of the two years in the period ended December 31, 2025
Dividend Growth Class I	For the year ended December 31, 2025	For each of the two years in the period ended December 31, 2025
Equity Index Class I	For the year ended December 31, 2025	For each of the two years in the period ended December 31, 2025
Focused Growth Class I	For the year ended December 31, 2025	For each of the two years in the period ended December 31, 2025
Growth Class I	For the year ended December 31, 2025	For each of the two years in the period ended December 31, 2025
Hedged Equity Class I	For the year ended December 31, 2025	For each of the two years in the period ended December 31, 2025
Large-Cap Core Class I	For the year ended December 31, 2025	For each of the two years in the period ended December 31, 2025
Large-Cap Growth Class I	For the year ended December 31, 2025	For each of the two years in the period ended December 31, 2025
Large-Cap Plus Bond Alpha Class I	For the year ended December 31, 2025	For the year ended December 31, 2025 and for the period November 14, 2024 (commencement of operations) through December 31, 2024
Large-Cap Value Class I	For the year ended December 31, 2025	For each of the two years in the period ended December 31, 2025
Mid-Cap Growth Class I	For the year ended December 31, 2025	For each of the two years in the period ended December 31, 2025
Mid-Cap Plus Bond Alpha Class I	For the year ended December 31, 2025	For each of the two years in the period ended December 31, 2025
Mid-Cap Value Class I	For the year ended December 31, 2025	For each of the two years in the period ended December 31, 2025
Small-Cap Equity Class I	For the year ended December 31, 2025	For each of the two years in the period ended December 31, 2025
Small-Cap Growth Class I	For the year ended December 31, 2025	For each of the two years in the period ended December 31, 2025
Small-Cap Index Class I	For the year ended December 31, 2025	For each of the two years in the period ended December 31, 2025
Small-Cap Plus Bond Alpha Class I	For the year ended December 31, 2025	For the year ended December 31, 2025 and for the period November 14, 2024 (commencement of operations) through December 31, 2024
Small-Cap Value Class I	For the year ended December 31, 2025	For each of the two years in the period ended December 31, 2025
Value Class I	For the year ended December 31, 2025	For each of the two years in the period ended December 31, 2025
Value Advantage Class I	For the year ended December 31, 2025	For each of the two years in the period ended December 31, 2025
Emerging Markets Class I	For the year ended December 31, 2025	For each of the two years in the period ended December 31, 2025
International Equity Plus Bond Alpha Class I	For the year ended December 31, 2025	For the year ended December 31, 2025 and for the period November 14, 2024 (commencement of operations) through December 31, 2024

SA-46

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM (Continued)

APPENDIX A (Continued)

Variable Account Comprising the Separate Account	Statement of Operations	Statement of Changes in Net Assets
International Growth Class I	For the year ended December 31, 2025	For each of the two years in the period ended December 31, 2025
International Large-Cap Class I	For the year ended December 31, 2025	For each of the two years in the period ended December 31, 2025
International Small-Cap Class I	For the year ended December 31, 2025	For each of the two years in the period ended December 31, 2025
International Value Class I	For the year ended December 31, 2025	For each of the two years in the period ended December 31, 2025
Health Sciences Class I	For the year ended December 31, 2025	For each of the two years in the period ended December 31, 2025
Real Estate Class I	For the year ended December 31, 2025	For each of the two years in the period ended December 31, 2025
Technology Class I	For the year ended December 31, 2025	For each of the two years in the period ended December 31, 2025
Capital Appreciation Class I	For the period November 7, 2025 (commencement of operations) through December 31, 2025
PSF Avantis Balanced Allocation Class I (formerly PSF Avantis Balanced Allocation Class D)	For the year ended December 31, 2025	For each of the two years in the period ended December 31, 2025
Pacific Dynamix - Conservative Growth Class I	For the year ended December 31, 2025	For each of the two years in the period ended December 31, 2025
Pacific Dynamix - Moderate Growth Class I	For the year ended December 31, 2025	For each of the two years in the period ended December 31, 2025
Pacific Dynamix - Growth Class I	For the year ended December 31, 2025	For each of the two years in the period ended December 31, 2025
Portfolio Optimization Conservative Class I	For the year ended December 31, 2025	For each of the two years in the period ended December 31, 2025
Portfolio Optimization Moderate-Conservative Class I	For the year ended December 31, 2025	For each of the two years in the period ended December 31, 2025
Portfolio Optimization Moderate Class I	For the year ended December 31, 2025	For each of the two years in the period ended December 31, 2025
Portfolio Optimization Growth Class I	For the year ended December 31, 2025	For each of the two years in the period ended December 31, 2025
Portfolio Optimization Aggressive-Growth Class I	For the year ended December 31, 2025	For each of the two years in the period ended December 31, 2025
American Funds IS American High-Income Trust Class 4	For the year ended December 31, 2025	For each of the two years in the period ended December 31, 2025
American Funds IS Asset Allocation Class 4	For the year ended December 31, 2025	For each of the two years in the period ended December 31, 2025
American Funds IS Capital Income Builder® Class 4	For the year ended December 31, 2025	For each of the two years in the period ended December 31, 2025
American Funds IS Capital World Bond Class 4	For the year ended December 31, 2025	For each of the two years in the period ended December 31, 2025
American Funds IS Capital World Growth and Income Class 4	For the year ended December 31, 2025	For each of the two years in the period ended December 31, 2025
American Funds IS Global Balanced Class 4	For the year ended December 31, 2025	For each of the two years in the period ended December 31, 2025
American Funds IS Global Growth Class 4	For the year ended December 31, 2025	For each of the two years in the period ended December 31, 2025
American Funds IS Global Small Capitalization Class 4	For the year ended December 31, 2025	For each of the two years in the period ended December 31, 2025
American Funds IS Growth Class 4	For the year ended December 31, 2025	For each of the two years in the period ended December 31, 2025
American Funds IS Growth-Income Class 4	For the year ended December 31, 2025	For each of the two years in the period ended December 31, 2025
American Funds IS International Class 4	For the year ended December 31, 2025	For each of the two years in the period ended December 31, 2025
American Funds IS International Growth and Income Class 4	For the year ended December 31, 2025	For each of the two years in the period ended December 31, 2025
American Funds IS Managed Risk Asset Allocation Class P2	For the year ended December 31, 2025	For each of the two years in the period ended December 31, 2025
American Funds IS New World Fund® Class 4	For the year ended December 31, 2025	For each of the two years in the period ended December 31, 2025

SA-47

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM (Continued)

APPENDIX A (Continued)

Variable Account Comprising the Separate Account	Statement of Operations	Statement of Changes in Net Assets
American Funds IS The Bond Fund of America Class 4	For the year ended December 31, 2025	For each of the two years in the period ended December 31, 2025
American Funds IS U.S. Government Securities Class 4	For the year ended December 31, 2025	For each of the two years in the period ended December 31, 2025
American Funds IS Washington Mutual Investors Class 4	For the year ended December 31, 2025	For each of the two years in the period ended December 31, 2025
BlackRock® 60/40 Target Allocation ETF V.I. Class I	For the year ended December 31, 2025	For each of the two years in the period ended December 31, 2025
BlackRock® Global Allocation V.I. Class III	For the year ended December 31, 2025	For each of the two years in the period ended December 31, 2025
Fidelity® VIP Contrafund® Service Class 2	For the year ended December 31, 2025	For each of the two years in the period ended December 31, 2025
Fidelity® VIP FundsManager® 60% Service Class 2	For the year ended December 31, 2025	For each of the two years in the period ended December 31, 2025
Fidelity® VIP Government Money Market Service Class	For the year ended December 31, 2025	For each of the two years in the period ended December 31, 2025
Fidelity® VIP Strategic Income Service Class 2	For the year ended December 31, 2025	For each of the two years in the period ended December 31, 2025
First Trust Dorsey Wright Tactical Core Class I	For the year ended December 31, 2025	For each of the two years in the period ended December 31, 2025
First Trust/Dow Jones Dividend & Income Allocation Class I	For the year ended December 31, 2025	For each of the two years in the period ended December 31, 2025
Franklin Allocation VIP Class 4	For the year ended December 31, 2025	For each of the two years in the period ended December 31, 2025
Franklin Income VIP Class 2	For the year ended December 31, 2025	For each of the two years in the period ended December 31, 2025
Franklin Mutual Global Discovery VIP Class 2	For the year ended December 31, 2025	For each of the two years in the period ended December 31, 2025
Franklin Rising Dividends VIP Class 2	For the year ended December 31, 2025	For each of the two years in the period ended December 31, 2025
Templeton Global Bond VIP Class 2	For the year ended December 31, 2025	For each of the two years in the period ended December 31, 2025
Invesco® V.I. International Growth Series II (formerly Invesco Oppenheimer V.I International Growth Series II)	For the year ended December 31, 2025	For each of the two years in the period ended December 31, 2025
Invesco® V.I. Balanced-Risk Allocation Series II	For the year ended December 31, 2025	For each of the two years in the period ended December 31, 2025
Invesco® V.I. Equity and Income Series II	For the year ended December 31, 2025	For each of the two years in the period ended December 31, 2025
Invesco® V.I. Global Real Estate Series II	For the year ended December 31, 2025	For each of the two years in the period ended December 31, 2025
Invesco® V.I. Global Series II	For the year ended December 31, 2025	For each of the two years in the period ended December 31, 2025
Janus Henderson Balanced Service Shares	For the year ended December 31, 2025	For each of the two years in the period ended December 31, 2025
Janus Henderson Flexible Bond Service Shares	For the year ended December 31, 2025	For each of the two years in the period ended December 31, 2025
LVIP American Century Mid Cap Value Service Class	For the year ended December 31, 2025	For each of the two years in the period ended December 31, 2025
Lord Abbett Bond Debenture Class VC	For the year ended December 31, 2025	For each of the two years in the period ended December 31, 2025
Lord Abbett Total Return Class VC	For the year ended December 31, 2025	For each of the two years in the period ended December 31, 2025
MFS® Total Return Series - Service Class	For the year ended December 31, 2025	For each of the two years in the period ended December 31, 2025
MFS® Utilities Series - Service Class	For the year ended December 31, 2025	For each of the two years in the period ended December 31, 2025
Nomura VIP Energy Series Service Class (formerly Macquarie VIP Energy Series Service Class)	For the year ended December 31, 2025	For each of the two years in the period ended December 31, 2025
PIMCO CommodityRealReturn® Strategy - Advisor Class	For the year ended December 31, 2025	For each of the two years in the period ended December 31, 2025

SA-48

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM (Continued)

APPENDIX A (Continued)

Variable Account Comprising the Separate Account	Statement of Operations	Statement of Changes in Net Assets
PIMCO Income - Advisor Class	For the year ended December 31, 2025	For each of the two years in the period ended December 31, 2025
VanEck VIP Global Resources Class S	For the year ended December 31, 2025	For each of the two years in the period ended December 31, 2025

SA-49

PACIFIC LIFE INSURANCE COMPANY

Financial Statements - Statutory Basis

as of December 31, 2025 and 2024 and

for the years ended December 31, 2025, 2024 and 2023,

Supplemental Schedule of Selected Financial Data

as of and for the year ended December 31, 2025,

Supplemental Summary Investment Schedule,

Supplemental Schedule of Investment Risk Interrogatories,

and Supplemental Schedule of Reinsurance Disclosures

as of December 31, 2025

and Independent Auditor's Report

INDEPENDENT AUDITOR’S REPORT

Pacific Life Insurance Company:

Opinions

We have audited the statutory-basis financial statements of Pacific Life Insurance Company (the “Company”), which comprise the statements of admitted assets, liabilities, and capital and surplus—statutory basis as of December 31, 2025 and 2024, and the related statements of operations—statutory basis, capital and surplus—statutory basis, and cash flows—statutory basis for each of the three years in the period ended December 31, 2025, and the related notes to the statutory-basis financial statements (collectively referred to as the “statutory-basis financial statements”).

Unmodified Opinion on Statutory-Basis of Accounting

In our opinion, the accompanying statutory-basis financial statements present fairly, in all material respects, the admitted assets, liabilities, and capital and surplus of the Company as of December 31, 2025 and 2024, and the results of its operations and its cash flows for each of the three years in the period ended December 31, 2025, in accordance with the accounting practices prescribed or permitted by the Nebraska Department of Insurance as described in Note 1.

Adverse Opinion on Accounting Principles Generally Accepted in the United States of America

In our opinion, because of the significance of the matter described in the Basis for Adverse Opinion on Accounting Principles Generally Accepted in the United States of America section of our report, the statutory-basis financial statements do not present fairly, in accordance with accounting principles generally accepted in the United States of America, the financial position of the Company as of December 31, 2025 and 2024, or the results of its operations or its cash flows for each of the three years in the period ended December 31, 2025.

Basis for Opinions

We conducted our audits in accordance with auditing standards generally accepted in the United States of America (GAAS). Our responsibilities under those standards are further described in the Auditor’s Responsibilities for the Audit of the Statutory-Basis Financial Statements section of our report. We are required to be independent of the Company, and to meet our other ethical responsibilities, in accordance with the relevant ethical requirements relating to our audits. We believe that the audit evidence we have obtained is sufficient and appropriate to provide a basis for our audit opinions.

Basis for Adverse Opinion on Accounting Principles Generally Accepted in the United States of America

As described in Note 1 to the statutory-basis financial statements, the statutory-basis financial statements are prepared by the Company using the accounting practices prescribed or permitted by the Nebraska Department of Insurance, which is a basis of accounting other than accounting principles generally accepted in the United States of America, to meet the requirements of the Nebraska Department of Insurance. The effects on the statutory-basis financial statements of the variances between the statutory-basis of accounting described in Note 2 and accounting principles generally accepted in the United States of America, although not reasonably determinable, are presumed to be material and pervasive.

Responsibilities of Management for the Statutory-Basis Financial Statements

Management is responsible for the preparation and fair presentation of the statutory-basis financial statements in accordance with the accounting practices prescribed or permitted by the Nebraska Department of Insurance. Management is also responsible for the design, implementation, and maintenance of internal control relevant to the preparation and fair presentation of statutory-basis financial statements that are free from material misstatement, whether due to fraud or error. In preparing the statutory-basis financial statements, management is required to evaluate whether there are conditions or events, considered in the aggregate, that raise substantial doubt about the Company’s ability to continue as a going concern for one year after the date that the statutory-basis financial statements are issued.

Auditor’s Responsibilities for the Audit of the Statutory-Basis Financial Statements

Our objectives are to obtain reasonable assurance about whether the statutory-basis financial statements as a whole are free from material misstatement, whether due to fraud or error, and to issue an auditor’s report that includes our opinion. Reasonable assurance is a high level of assurance but is not absolute assurance and therefore is not a guarantee that an audit conducted in accordance with GAAS will always detect a material misstatement when it exists. The risk of not detecting a material misstatement resulting from fraud is higher than for one resulting from error, as fraud may involve collusion, forgery, intentional omissions, misrepresentations, or the override of internal control. Misstatements are considered material if there is a substantial likelihood that, individually or in the aggregate, they would influence the judgment made by a reasonable user based on the statutory-basis financial statements.

In performing an audit in accordance with GAAS, we:

•	Exercise professional judgment and maintain professional skepticism throughout the audit.

•	Identify and assess the risks of material misstatement of the statutory-basis financial statements, whether due to fraud or error, and design and perform audit procedures responsive to those risks. Such procedures include examining, on a test basis, evidence regarding the amounts and disclosures in the statutory-basis financial statements.

•	Obtain an understanding of internal control relevant to the audit in order to design audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Company’s internal control. Accordingly, no such opinion is expressed.

•	Evaluate the appropriateness of accounting policies used and the reasonableness of significant accounting estimates made by management, as well as evaluate the overall presentation of the statutory-basis financial statements.

•	Conclude whether, in our judgment, there are conditions or events, considered in the aggregate, that raise substantial doubt about the Company’s ability to continue as a going concern for a reasonable period of time.

We are required to communicate with those charged with governance regarding, among other matters, the planned scope and timing of the audit, significant audit findings, and certain internal control–related matters that we identified during the audit.

Report on Supplemental Schedules

Our 2025 audit was conducted for the purpose of forming an opinion on the 2025 statutory-basis financial statements as a whole. The supplemental schedule of selected financial data, the supplemental summary investment schedule, the supplemental schedule of investment risk interrogatories, and the supplemental schedule of reinsurance disclosures as of and for the year ended December 31, 2025 are presented for purposes of additional analysis and are not a required part of the 2025 statutory-basis financial statements. These schedules are the responsibility of the Company’s management and were derived from and relate directly to the underlying accounting and other records used to prepare the statutory-basis financial statements. Such schedules have been subjected to the auditing procedures applied in our audit of the 2025 statutory-basis financial statements and certain additional procedures, including comparing and reconciling such schedules directly to the underlying accounting and other records used to prepare the statutory-basis financial statements or to the statutory-basis financial statements themselves, and other additional procedures in accordance with auditing standards generally accepted in the United States of America. In our opinion, such schedules are fairly stated in all material respects in relation to the 2025 statutory-basis financial statements as a whole.

/s/ Deloitte & Touche LLP

Costa Mesa, California
March 17, 2026

Pacific Life Insurance Company

S T A T E M E N T S   O F   A D M I T T E D   A S S E T S,

L I A B I L I T I E S   A N D   C A P I T A L   A N D   S U R P L U S - S T A T U T O R Y   B A S I S

	December 31,
(In Millions, except share data)	2025	2024
ADMITTED ASSETS
Bonds	$91,537	$82,251
Preferred stocks	57	1
Common stocks	754	755
Mortgage loans	21,862	19,596
Real estate	63	70
Cash, cash equivalents and short-term investments	2,431	2,864
Contract loans	8,795	8,527
Derivatives	3,866	3,209
Securities lending reinvested collateral assets	5,523	1,793
Other invested assets	18,554	13,563
Investment income due and accrued	1,117	945
Net deferred tax asset	824	1,009
Other assets	2,070	2,516
Separate account assets	82,989	72,114

TOTAL ADMITTED ASSETS	$240,442	$209,213

LIABILITIES AND CAPITAL AND SURPLUS
Liabilities:
Aggregate reserves	$75,450	$73,036
Liability for deposit-type contracts	37,682	28,797
Transfers to separate accounts due or accrued, net	(776)	(467)
Funds held under coinsurance	15,144	13,259
Other liabilities	12,421	8,275
Asset valuation reserve	2,955	2,050
Separate account liabilities	82,989	72,114
TOTAL LIABILITIES	225,865	197,064
Capital and Surplus:
Common stock - $50 par value; 600,000 shares authorized, issued and outstanding	30	30
Paid-in surplus	2,536	2,536
Other surplus adjustments	77	80
Special surplus funds	554	491
Unassigned surplus	9,175	7,557
Surplus notes	2,205	1,455
TOTAL CAPITAL AND SURPLUS	14,577	12,149

TOTAL LIABILITIES AND CAPITAL AND SURPLUS	$240,442	$209,213

See Notes to Financial Statements - Statutory Basis

Pacific Life Insurance Company

S T A T E M E N T S   O F   O P E R A T I O N S - S T A T U T O R Y   B A S I S

	Years Ended December 31,
(In Millions)	2025	2024	2023
REVENUES
Premiums and annuity considerations	$18,161	$13,678	$3,955
Net investment income	4,640	3,946	3,818
Reserve adjustments on reinsurance ceded	965	(1,023)	(526)
Separate account fees	1,473	1,406	1,329
Other income	525	394	169
TOTAL REVENUES	25,764	18,401	8,745

BENEFITS AND EXPENSES
Current and future policy benefits	22,543	16,624	7,702
Commission expense	1,597	1,563	1,078
Operating expenses	2,081	1,787	1,177
TOTAL BENEFITS AND EXPENSES	26,221	19,974	9,957

NET LOSS BEFORE FEDERAL INCOME TAXES	(457)	(1,573)	(1,212)
Federal income tax expense (benefit)	243	79	(26)

NET LOSS FROM OPERATIONS	(700)	(1,652)	(1,186)
Net realized capital gains less tax	2,266	1,830	1,237

NET INCOME	$1,566	$178	$51

See Notes to Financial Statements - Statutory Basis

Pacific Life Insurance Company

S T A T E M E N T S   O F   C A P I T A L   A N D   S U R P L U S - S T A T U T O R Y   B A S I S

(In Millions)	Common Stock	Paid-in Surplus	Other Surplus Adjustments	Special Surplus Funds	Unassigned Surplus	Surplus Notes	Total
BALANCES, JANUARY 1, 2023	$30	$2,536	$91	$328	$7,129	$1,588	$11,702
Net income (loss)				(108)	159		51
Change in net unrealized capital gains (losses) less tax				(32)	113		81
Change in net deferred income tax					94		94
Change in nonadmitted assets					233		233
Change in asset valuation reserve					(252)		(252)
Surplus contributed to separate accounts					(198)		(198)
Other changes in surplus in separate accounts					198		198
Other surplus adjustment for derivatives			(8)				(8)
Prior period adjustment				26	(5)		21
Net change in surplus notes						(133)	(133)
Other surplus adjustments				17	(14)		3
BALANCES, DECEMBER 31, 2023	30	2,536	83	231	7,457	1,455	11,792
Net income				6	172		178
Change in net unrealized capital gains less tax				176	294		470
Change in net deferred income tax					58		58
Change in nonadmitted assets					147		147
Change in asset valuation reserve					(627)		(627)
Surplus contributed to separate accounts					(120)		(120)
Other changes in surplus in separate accounts					120		120
Other surplus adjustment for derivatives			(3)				(3)
Reinsurance gain deferral					134		134
Other surplus adjustments				78	(78)		—
BALANCES, DECEMBER 31, 2024	30	2,536	80	491	7,557	1,455	12,149
Net income (loss)				(17)	1,583		1,566
Change in net unrealized capital gains (losses) less tax				(29)	504		475
Change in net deferred income tax					(70)		(70)
Change in nonadmitted assets					137		137
Change in asset valuation reserve					(905)		(905)
Surplus contributed to separate accounts					(104)		(104)
Other changes in surplus in separate accounts					117		117
Dividend to parent					(50)		(50)
Other surplus adjustment for derivatives			(3)				(3)
Net change in surplus notes						750	750
Reinsurance gain deferral					517		517
Other surplus adjustments				109	(111)		(2)
BALANCES, DECEMBER 31, 2025	$30	$2,536	$77	$554	$9,175	$2,205	$14,577

See Notes to Financial Statements - Statutory Basis

Pacific Life Insurance Company

S T A T E M E N T S   O F   C A S H   F L O W S - S T A T U T O R Y   B A S I S

	Years Ended December 31,
(In Millions)	2025	2024	2023
CASH FLOWS FROM OPERATING ACTIVITIES
Premiums collected, net of reinsurance	$19,739	$14,884	$15,354
Net investment income	5,735	4,649	3,826
Other income	3,142	878	1,115
Benefits and loss related payments	(18,208)	(15,932)	(14,755)
Net transfers (to) from separate accounts	(2,386)	632	40
Commissions, expenses paid and other deductions	(3,810)	(3,397)	(2,304)
Dividends paid to policyholders	(8)	(8)	(8)
Federal income taxes recovered, net	391	26	4
NET CASH PROVIDED BY OPERATING ACTIVITIES	4,595	1,732	3,272

CASH FLOWS FROM INVESTING ACTIVITIES
Proceeds from investments sold, matured or repaid:
Bonds	21,655	12,064	6,211
Stocks	188	64	124
Mortgage loans	1,993	1,048	984
Other invested assets	3,568	6,351	5,634
Miscellaneous proceeds	3,030	4,050	2,705
Cost of investments acquired:
Bonds	(30,738)	(18,126)	(9,359)
Stocks	(157)	(72)	(66)
Mortgage loans	(4,239)	(2,344)	(790)
Other invested assets	(7,498)	(8,137)	(6,232)
Miscellaneous applications	(6,472)	(2,209)	(1,986)
Net increase in contract loans	(269)	(339)	(590)
NET CASH USED IN INVESTING ACTIVITIES	(18,939)	(7,650)	(3,365)

CASH FLOWS FROM FINANCING AND MISCELLANEOUS ACTIVITIES
Net deposits on deposit-type contracts	8,236	6,557	2,975
Issuance of surplus note	750
Redemption of surplus notes			(134)
Dividend to parent	(50)
Other cash provided (applied)	4,975	(793)	(618)
NET CASH PROVIDED BY FINANCING AND MISCELLANEOUS ACTIVITIES	13,911	5,764	2,223

Net change in cash, cash equivalents and short-term investments	(433)	(154)	2,130
Cash, cash equivalents and short-term investments, beginning of year	2,864	3,018	888

CASH, CASH EQUIVALENTS AND SHORT-TERM INVESTMENTS, END OF YEAR	$2,431	$2,864	$3,018
(Continued)

Pacific Life Insurance Company

S T A T E M E N T S   O F   C A S H   F L O W S - S T A T U T O R Y   B A S I S

	Years Ended December 31,
(In Millions)	2025	2024	2023
(Continued)
SUPPLEMENTAL DISCLOSURES OF CASH FLOW INFORMATION
Interest paid	$83	$81	$112
NON-CASH TRANSACTIONS
Net non-cash premiums ceded in reinsurance transactions	1,505	1,041	11,349
Bond exchanges	1,086	828	629
Other invested assets transferred to affiliated fund	203	95	1,043
Low-income housing tax credit	299	50
Bond interest in-kind received	36	38	1
Asset transfer due to novation of reinsurance treaty	37	564
Transfer of assets between investment types	174	108	123
Premiums received as asset in-kind and interest purchased and transferred to separate account		423
Mortgage loan foreclosed and collateral directly contributed to affiliate		245
Bond dividends received from Pacific Alliance Reinsurance Company of Vermont		49
Federal tax credits received		173	257
Stocks disposed and acquired			184
Assets in-kind received due to sale of Pacific Asset Management, LLC			169
Assets in-kind transferred to Pacific Life & Annuity Company			49

See Notes to Financial Statements - Statutory Basis

Pacific Life Insurance Company

N O T E S   T O   F I N A N C I A L   S T A T E M E N T S - S T A T U T O R Y   B A S I S

1.	NATURE OF OPERATIONS AND SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

NATURE OF OPERATIONS

Pacific Life Insurance Company (Pacific Life or the Company) was established in 1868 and is a stock life insurance company domiciled in the State of Nebraska. The Company is a wholly owned subsidiary of Pacific LifeCorp, an intermediate Delaware stock holding company. Pacific LifeCorp is a wholly owned subsidiary of Pacific Mutual Holding Company (PMHC), a Nebraska mutual holding company.

The Company and its subsidiaries have primary business operations in the United States consisting of life insurance, annuities, and reinsurance. The Company provides life insurance products, individual annuities and mutual funds, and investment products and services to individuals and businesses.

BASIS OF PRESENTATION

The Company prepares its financial statements - statutory basis in accordance with accounting practices prescribed or permitted by the Nebraska Department of Insurance (NE DOI). The National Association of Insurance Commissioners’ (NAIC) Accounting Practices and Procedures Manual (NAIC SAP) has been adopted as a component of prescribed or permitted practices by the NE DOI. Prescribed statutory accounting practices include state laws and regulations. Additionally, the Director of the NE DOI has the right to permit other specific practices, which deviate from prescribed practices.

During 2024, the Company applied Nebraska Revised Statute 44-2222 to its non-insulated separate account for its registered index-linked annuities product in order to align with how the Company manages and measures the overall general account portfolio. The state prescribed practice allows for assets, other than derivatives, to be transferred between the general account and non-insulated separate account at book value instead of fair value, in accordance with NAIC Statement of Statutory Accounting Principles (SSAP) No. 56, Separate Accounts. For the years ended December 31, 2025 and 2024, there were no assets transferred between the general account and non-insulated separate account.

The NE DOI approved a permitted accounting practice, effective January 1, 2022, allowing the Company to calculate the policy reserves for funding agreements based on a methodology that differs from the NAIC SAP. Policy reserves for funding agreements were calculated based on SSAP No. 52, Deposit-Type Contracts, and the reserving methodologies in Appendices A-820 and A-822 which utilized a reference rate in the valuation interest rate calculation based on an average of a historical twelve-month period ending on June 30 of the calendar year of issue or purchase. In the permitted practice, the Company utilized a reference rate in the valuation interest rate calculation based on the day of the funding agreement issuance which resulted in a policy reserve less than or equal to the NAIC SAP policy reserve.

The NAIC's Life Actuarial Task Force adopted Amendment Proposal Form 2024-05 for the 2025 Valuation Manual (VM), which allows a monthly determination of the statutory maximum valuation rate for the Company's funding agreements, with domiciliary Commissioner approval. The Company received Commissioner approval to determine statutory maximum valuation rates as described in VM Section II Subsection 3(C) for contracts issued on or after January 1, 2017 (the operative date of the VM), effective January 1, 2025. The Company shall continue to determine statutory maximum valuation rates using the same methodology for future valuations. The Company's permitted practice was no longer used subsequent to December 31, 2024.

The following table reconciles the Company's net income and statutory capital and surplus between NAIC SAP and practices prescribed or permitted by the NE DOI:

	Years Ended December 31,
	2025	2024	2023
	(In Millions)
Net income, Nebraska basis	$1,566	$178	$51
State permitted practice:
Change in policy reserves		(8)	21
Net income, NAIC SAP	$1,566	$186	$30

	December 31,
	2025	2024
	(In Millions)
Statutory capital and surplus, Nebraska basis	$14,577	$12,149
State permitted practice:
Change in policy reserves		29
Statutory capital and surplus, NAIC SAP	$14,577	$12,120

NAIC SAP and accounting practices prescribed or permitted by the NE DOI differ in certain respects from accounting principles generally accepted in the United States of America (U.S. GAAP), which in some cases may be material. See Note 2.

In September 2023, the Company signed an indemnity reinsurance agreement with Hannover Life Reassurance Company of America (Bermuda) LTD to cede risks under certain indexed universal life insurance policies issued by the Company. Upon inception of the agreement, the Company recognized a funds held under coinsurance balance and a reduction to aggregate reserves. See Note 10.

Effective September 2024, the Company entered into a coinsurance with funds withheld agreement to cede certain group annuities to Pacific Life Re Global Limited (RGBM), a wholly-owned indirect subsidiary of Pacific LifeCorp domiciled in Bermuda. Upon inception of the agreement, the Company recognized additional funds held under coinsurance balance and a reduction to aggregate reserves. See Note 10.

In August 2025, the Company and its subsidiary Pacific Life & Annuity Company (PL&A) entered into an assumption reinsurance agreement to assume certain annuity obligations of an insolvent insurer. In December 2025, the court was petitioned to approve the agreement and the related transaction. The hearing on the petition is scheduled for March 2026. See Note 10.

Effective September 2025, the Company entered into a modified coinsurance agreement to cede certain group annuities to RGBM. As part of this agreement, the Company recognized a gain in surplus. The Company also amended and restated its September 2024 coinsurance with funds withheld agreement with RGBM to cede an additional block of certain group annuities. As part of the new agreement, the Company recognized a reserve credit and a gain in surplus. See Note 10.

During 2025, the Company determined the balances associated with certain other assets and other liabilities were not properly classified as of December 31, 2024, resulting in an understatement of other assets and other liabilities of $93 million. There was no impact to surplus or net income (loss).

Subsequent to the filing of the Company's 2025 Annual Statement, the Company determined that the disclosure of premiums, considerations or deposits related to separate accounts without guarantees was not properly presented for the year ended December 31, 2025, which resulted in a disclosure understatement of $4.1 billion. The amount was correctly disclosed in the audited financial statements - statutory basis (see Note 17). There was no impact to assets, liabilities, surplus or net income (loss).

The Company has evaluated events subsequent to December 31, 2025 through the date the financial statements - statutory basis were available to be issued and has concluded that no events have occurred that require adjustments to these financial statements - statutory basis.

USE OF ESTIMATES

The preparation of financial statements - statutory basis in conformity with accounting practices prescribed or permitted by regulatory authorities requires management to make estimates and assumptions that affect the reported amounts of admitted assets and liabilities. It also requires disclosure of contingent assets and liabilities at the date of the financial statements - statutory basis and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

RECENTLY ADOPTED ACCOUNTING PRONOUNCEMENTS

Effective January 1, 2025, the Company adopted revisions to SSAP No. 21, Other Admitted Assets, SSAP No. 26, Bonds, SSAP No. 41, Surplus Notes, and SSAP No. 43, Asset-Backed Securities, as part of the Principles-Based Bond Definition Project. These revisions define bonds as any security representing a creditor relationship, whereby there is a fixed schedule for one or more future payments, which qualifies as either an issuer credit obligation or an asset-backed security, previously referred to collectively as loan-backed and structured securities (LBASS). The Company adopted the new guidance on a prospective basis, along with the corresponding changes to disclosures in Notes 3 and 4. Changes in measurement for securities reclassified under the bond definition are reported in surplus as change in net unrealized capital gains (losses) less tax. Securities with a change in measurement basis had a carrying value of $13 million as of December 31, 2024 and resulted in an aggregate surplus impact of $0.4 million.

In January 2024, the NAIC adopted Interpretation 23-04, Scottish Re Life Reinsurance Liquidation Questions, which addresses accounting and reporting for reinsurance receivables from Scottish Re's estate including impairment analysis and admissibility of reinsurance recoverables. This interpretation is to be applied generically. See Note 10.

Effective August 2023, the Company adopted revisions in Interpretation 23-01, Net Negative (Disallowed) Interest Maintenance Reserve (INT 23-01), that amends SSAP No. 7, Asset Valuation Reserve and Interest Maintenance Reserve, and the annual statement instructions for the reporting of net negative (disallowed) interest maintenance reserve (IMR) which provides optional, limited-time guidance allowing the admittance of net negative (disallowed) IMR up to 10% of adjusted capital and surplus. As detailed within the additional revisions adopted in August 2025, this change will be effective until December 31, 2026, and automatically nullified on January 1, 2027, but the effective date can be adjusted. See Note 3 for additional disclosures.

INVESTMENTS

Bonds not backed by other loans are generally stated at amortized cost using the effective interest method. Bonds, including asset-backed securities, with a NAIC designation of 6 are stated at the lower of amortized cost or fair value with changes in fair value recorded in unassigned surplus as a change in net unrealized capital gains (losses) less tax. Perpetual bonds that do not possess or no longer possess an effective call option shall be reported at fair value regardless of NAIC designation, otherwise reported at amortized cost. Securities that do not meet the definition of a bond are carried at the lower of cost or market and reported as other invested assets.

Asset-backed securities are generally stated at amortized cost using the effective interest method. Income is determined considering anticipated cash flows based on industry prepayment models and internal estimates. These assumptions are consistent with the current interest rate and economic conditions at the time of valuation. For asset-backed securities purchased with high credit quality and fixed interest rates, the effective yield is recalculated on a retrospective basis. For all other asset-backed securities, including those where cash flows are deemed other than temporarily impaired, effective yield is recalculated on a prospective basis.

Preferred stocks are generally stated at amortized cost. Preferred stocks designated as low quality, lower quality and in or near default are stated at the lower of amortized cost or fair value with changes in fair value recorded in unassigned surplus as a change in net unrealized capital gains (losses) less tax. Perpetual preferred stocks are reported at fair value, not to exceed any current effective call price, with changes in fair value recorded in unassigned surplus as a change in net unrealized capital gains (losses) less tax.

Investments in unaffiliated common stocks are valued at fair value with changes in fair value recorded in unassigned surplus as a change in net unrealized capital gains (losses) less tax.

Investments in common stock of subsidiary, controlled and affiliated (SCA) insurance companies are carried at the statutory capital and surplus of the entity. Investments in non-insurance SCA entities are carried at the audited U.S. GAAP equity of the investee, with adjustments taken based on statutory principles of accounting when required. The carrying value of non-insurance SCAs where an audit was not performed are nonadmitted.

Distributions to the Company from subsidiaries, reflecting net revenues and expenses, net of taxes, are recorded by the Company as net investment income when declared, with a corresponding reduction to unassigned surplus, to the extent they are not in excess of undistributed accumulated earnings. Any dividends declared in excess of the undistributed accumulated earnings are recorded as a return of capital which is a reduction of the investment. Any undistributed net revenue and expense, net of tax, is recorded to unassigned surplus as a change in net unrealized capital gains (losses) less tax.

The Company has investments in mutual funds managed by affiliates. Investments in affiliated mutual funds are carried at fair value. Investments in affiliated bonds are generally valued at amortized cost except those with an NAIC designation of 6, which are reported at the lower of amortized cost or fair value.

Other than temporary impairment (OTTI) evaluation is a quantitative and qualitative process subject to significant estimates and management judgment. The Company has controls and procedures in place to monitor securities and identify those that are subject to greater analysis for OTTI. The Company has an investment impairment committee that reviews and evaluates investments for potential OTTI at least on a quarterly basis.

The Company writes down all investments that are deemed to be other than temporarily impaired in the period the securities are deemed to be impaired. Investments in common stock, preferred stock, and bonds, except for asset-backed securities, are written down to fair value. Investments in asset-backed securities are written down to the present value of cash flows expected to be collected, discounted at the security's effective interest rate. Any investment that the Company intends to sell at a realized loss or would be required to sell at a realized loss prior to recovery is written down to fair value. The Company records OTTI in net realized capital gains (losses) less tax.

In determining whether a decline in value is other than temporary, the Company considers several factors including, but not limited to the following: the extent and duration of the decline in value, the reasons for the decline (credit event, currency or interest rate related, including spread widening), the Company’s inability or lack of intent to retain the investment for a period of time sufficient to recover the amortized cost basis, and the performance of the security’s underlying collateral and projected future cash flows. In projecting future cash flows, the Company incorporates inputs from third-party sources and applies reasonable judgment in developing assumptions used to estimate the probability and timing of collecting all contractual cash flows.

Mortgage loans on real estate are carried at their unpaid principal balance, net of deferred origination fees, unamortized premiums and discounts, and impairment losses. Mortgage loans on real estate do not include accrued interest, which is included in investment income due and accrued.

The Company accrues interest income on impaired loans and bonds to the extent it is deemed collectible, and the loans and bonds continue to perform under their original or restructured contractual terms. If any interest income due and accrued is deemed uncollectible, interest accrual ceases and previously accrued amounts are written off. Accrued interest income more than 180 days past due deemed collectible on mortgage loans in default is nonadmitted. All other investment income due and accrued over 90 days past due is nonadmitted. The Company generally recognizes interest income on its impaired loans upon receipt. Gross and admitted amounts for interest income due and accrued were $1.1 billion and $945 million as of December 31, 2025 and 2024, respectively. The cumulative amount of paid-in-kind interest included in the principal balance was $77 million and $50 million as of December 31, 2025 and 2024, respectively.

Investment real estate is valued at the lower of depreciated cost or market, less related mortgage debt, cumulative write downs and valuation adjustments. Depreciation of investment real estate is computed using the straight line method over estimated useful lives, which range from 5 to 50 years. Real estate investments are evaluated for impairment based on the future estimated undiscounted cash flows expected to be received during the estimated holding period. When the future estimated undiscounted cash flows are less than the current carrying value of the property (gross cost less accumulated depreciation), the property is considered impaired and is written down to its fair value through net realized capital gains (losses) less tax.

Short-term investments are stated at amortized cost and approximate fair value. Short-term investments include, but are not limited to, bonds and commercial paper whose maturities at the time of purchase were greater than three months and less than or equal to one year. Cash and cash equivalents are stated at amortized cost and approximate fair value. Cash and cash equivalents include money market instruments, cash on deposit and highly liquid debt instruments with maturities of three months or less from purchase date.

Contract loans are carried at their unpaid principal balance.

The Company generally carries its investments in joint ventures, partnerships and limited liability companies based on the underlying audited U.S. GAAP equity of the investee. These investments include affiliated companies as well as those where the Company has minor ownership interests. These assets are reported in other invested assets with changes in value recorded in unassigned surplus as a change in net unrealized capital gains (losses) less tax. An impairment occurs if it is probable that the Company will be unable to recover the carrying amount of the investment. The investment is written down to fair value as the new cost basis, and OTTI is recorded in net realized capital gains (losses) less tax.

The Company records investments in tax credit structures, including remaining unfunded commitments, within other invested assets at amortized cost and amortizes the excess of the carrying value over the estimated residual value into net investment income using the proportional amortization method. The Company records the federal tax credits from investments in tax credit structures as a reduction to federal income tax expense in the year allocated and records state tax credits from investments in tax credit structures as a reduction to operating expenses in the year allocated. The Company recognizes federal and state tax benefits other than tax credits as a component of federal income tax expense and operating expenses, respectively, when allocated.

The Company is the owner and beneficiary of life insurance policies captured under SSAP No. 21, Other Admitted Assets. As of December 31, 2025, the cash surrender value was $545 million, which consisted of 51% of stocks, 48% other invested assets, and 1% of cash and short-term investments. As of December 31, 2024, the cash surrender value was $254 million, which consisted of 99% stocks and 1% cash and short-term investments.

DERIVATIVE INSTRUMENTS

The Company applies hedge accounting as prescribed by SSAP No. 86, Derivatives, by designating derivative instruments as either fair value or cash flow hedges. To qualify for hedge accounting, at the inception of the hedging relationship, the Company formally documents its risk management objective and strategy for undertaking the hedging transaction. In this documentation, the Company specifically identifies the asset, liability, firm commitment, or forecasted transaction that has been designated as the hedged item and states how the hedging instrument is expected to hedge the risks related to the hedged item. A derivative designated as a hedging instrument must be assessed as being highly effective in offsetting the designated risk of the hedged item. Hedge effectiveness is formally assessed at inception and throughout the life of the hedging relationship.

Derivative instruments used in hedging transactions that meet the criteria of a highly effective hedge are considered effective hedges and are reported in the financial statements - statutory basis in a manner consistent with the hedged asset or liability (amortized cost or fair value). Changes in the carrying value of derivatives that qualify for hedge accounting are recorded consistently with how the changes in the carrying value of the hedged asset or liability are recorded. For foreign currency swaps, changes in fair value attributable to changes in foreign exchange rates are reflected as adjustments to unassigned surplus as a change in net unrealized capital gains (losses) less tax consistent with the hedged items.

To the extent the Company chooses not to designate a derivative as a hedge or the designated derivative no longer meets the criteria of an effective hedge, the derivative is accounted for at fair value with changes in fair value recorded in unassigned surplus as a change in net unrealized capital gains (losses) less tax. When these derivative instruments are terminated, the gains and losses are reported as net realized capital gains (losses) less tax.

The carrying value of derivatives is calculated based on the gross derivative asset or liability position. If the carrying value of the derivative is positive, the amount is recorded in derivatives. If the carrying value of the derivative is negative, the amount is recorded in other liabilities. The Company’s receivable for the return of cash collateral pledged is recorded in other invested assets. The Company’s obligation to return cash collateral received is recorded in other liabilities.

Gains and losses on terminated derivative instruments that are hedging bonds are subject to the IMR. Gains and losses on terminated forward starting swap positions that are hedging anticipatory purchases of bonds are deferred to unearned investment income, included in other liabilities, if the effective date of the forward starting swap is beyond the current fiscal year. Once the effective date is within the current fiscal year, the gains and losses are transferred from unearned investment income to the IMR and amortized to net investment income over the life of the bond. Gains and losses on terminated derivative instruments that are hedging the surplus notes are recorded directly to surplus in other surplus adjustments and amortized as an increase in net investment income over the life of the surplus notes utilizing the effective interest method.

Periodic net settlements on derivatives designated as hedges are recorded on an accrual basis consistent with the hedged items and for hedging derivatives designated under SSAP No. 108, Derivatives Hedging Variable Annuity Guarantees, in net investment income. Periodic net settlements on derivatives not designated as hedging are recorded on an accrual basis in net investment income.

The Company also applies hedge accounting as prescribed by SSAP No. 108, Derivatives Hedging Variable Annuity Guarantees. Designated derivatives are reported at fair value and fair value fluctuations attributable to the hedged risk that offsets the current period change in the designated portion of the VM-21 reserve liability are reported in net realized capital gains (losses) less tax. Fair value fluctuations attributable to the hedged risk that do not offset the current period change in the designated portion of the VM-21 reserve liability are recognized as a deferred asset (admitted) reported in other assets or or a deferred liability in other liabilities. An amount equal to the net deferred asset or liability must be allocated from unassigned surplus and presented separately as special surplus funds. The deferred asset or liability is amortized on a straight-line basis over a period not to exceed 10 years into net realized capital gains (losses) less tax with a corresponding reallocation from special surplus funds to unassigned surplus.

The periodic cash flows resulting from the termination of derivative contracts are reflected on a gross basis within the statements of cash flows - statutory basis. Cash received on termination, resulting in a realized gain, is reported in miscellaneous proceeds with cash paid upon termination, resulting in a realized loss, reported in miscellaneous applications.

ASSET VALUATION RESERVE AND INTEREST MAINTENANCE RESERVE

The asset valuation reserve (AVR) is computed in accordance with a prescribed formula and is designed to stabilize surplus against valuation and credit-related losses for certain investments. Changes to the AVR are reported as direct additions to, or deductions from, unassigned surplus. The IMR results in the deferral of after tax realized capital gains and losses attributable to interest rate fluctuations on bonds and other investments. These capital gains and losses are amortized into net investment income over the remaining life of the investment sold. Net negative (disallowed) IMR is admitted up to 10% of adjusted capital and surplus under INT 23-01 and reported in other assets.

NET INVESTMENT INCOME

Net investment income consists of interest, dividend, and accretion income, net of amortization and investment expenses, partnership realized income, and periodic net settlements on derivatives. Interest income for bonds and redeemable preferred stock is recognized on an accrual basis. Dividend income for perpetual preferred stock and common stock is recognized as earned on the ex-dividend date. Amortization and accretion are determined by the effective interest method based on estimated principal repayments. Accrual of interest income is suspended, and any existing accrual balances are written off, for bonds that are in default or when it is probable the interest due and accrued is uncollectible. Prepayment penalties for bonds and prepayment premiums for mortgage loans are recorded as net investment income. Investment income from SCA entities is described above. Interest expense on surplus notes is also recorded in net investment income.

NET REALIZED CAPITAL GAINS (LOSSES)

Net realized capital gains (losses) are determined on the specific identification method and are presented net of Federal income taxes and transfers to the IMR.

AGGREGATE RESERVES AND LIABILITY FOR DEPOSIT-TYPE CONTRACTS

Life insurance reserves are valued using the net level premium method, the Commissioners' Reserve Valuation Method (CRVM), or other modified reserve methods. Reserves for individual variable annuities are held in accordance with VM-21. Reserves for individual fixed annuities are maintained using the Commissioners' Annuity Reserve Valuation Method. Group annuity reserves are valued using the CRVM.

The Company establishes loss liabilities for claims that have been incurred before the valuation date, but have not yet been paid. An expense liability is established associated with paying those claims.

The Company waives deduction of deferred fractional premium upon death of insured. The Company does not return any portion of the final premium for periods beyond the date of death. Continuous or modal premium assumptions are used for all reserves. All reserves are equal to the greater of the computed reserve and surrender value or, on certain products, a higher alternative comparison value.

Payments received on deposit-type contracts, which do not incorporate any mortality or morbidity risk, are recorded directly to the liability for deposit-type contracts. Interest credited to deposit-type contracts is recorded as an expense in the statements of operations - statutory basis when earned under the terms of the contract. Payments to contract holders are recorded as current and future policy benefits expense to the extent that such payments differ from the recorded liability.

SEPARATE ACCOUNTS

Separate account assets represent legally segregated funds and are recorded at either fair value or amortized cost. Separate account liabilities represent the Company's contractual obligations based on the provisions of the contracts. All contractual guarantees are recorded in general account aggregate reserves.

Variable universal life, variable annuity, group annuity, and registered index-linked annuity products are classified as separate account products under statutory accounting principles. Variable annuities (individual and group) and variable universal life products are also classified as separate account products under U.S. GAAP. Group annuities are classified as general account products under U.S. GAAP due to the investment risk being retained by the general account. Registered index-linked annuities are classified as general account products under U.S. GAAP as the contract is a non-insulated, non-unitized separate account and investment risk is retained by the general account.

TRANSFERS TO SEPARATE ACCOUNTS DUE OR ACCRUED, NET

Transfers to separate accounts due or accrued consist primarily of amounts accrued from the separate account for expense allowances recognized in reserves. These amounts represent the excess of separate account contract values over statutory reserves held in the separate account.

REVENUES, BENEFITS AND EXPENSES

Life insurance premiums are recognized as income when due from the policyholder under the terms of the insurance contract. Premiums for flexible premium products are recognized when received from the policyholder. Annuity considerations are recognized as premiums when received.

Expenses incurred in connection with acquiring new insurance business, including acquisition costs such as sales commissions, are charged to operations as incurred.

FOREIGN CURRENCY

The Company has financial instruments denominated in currencies other than the U.S. dollar. All assets and liabilities denominated in foreign currencies are remeasured at year end exchange rates, while revenue and expenses are measured at the transaction date and recorded in net unrealized capital gains (losses) less tax. The Company primarily uses foreign currency interest rate swaps to manage its foreign exchange risk.

FEDERAL INCOME TAXES

The Company is taxed as a life insurance company for income tax purposes, and its operations are included in the consolidated Federal income tax return of PMHC. The method of tax allocation between companies is subject to written tax sharing agreements, approved by the Company’s Board of Directors. Allocation is based upon separate return calculations with current credit for net losses to the extent utilized in the consolidated return. If the consolidated return has tax losses, intercompany balances are generally settled as refunds are received. If the consolidated return has a tax payable, the intercompany balances are generally settled as paid.

RISK-BASED CAPITAL

Risk-based capital is a method developed by the NAIC to measure the minimum amount of capital appropriate for an insurance company to support its overall business operations in consideration of its size and risk profile. The formulas for determining the amount of risk-based capital specify various weighting factors that are applied to financial balances or various levels of activity based on the perceived degree of risk. Additionally, certain risks are required to be measured using actuarial cash flow modeling techniques, subject to formulaic minimums. The adequacy of a company's actual capital is measured by a comparison to the risk-based capital results. Companies below minimum risk-based capital requirements are classified within certain levels, each of which requires specified corrective action. As of December 31, 2025 and 2024, the Company exceeded the minimum risk-based capital requirements.

2.	COMPARISON OF NAIC SAP TO U.S. GAAP

The objectives of U.S. GAAP reporting differ from the objectives of NAIC SAP reporting. U.S. GAAP stresses measurement of earnings of a business from period to period, while NAIC SAP stresses measurement of ability to pay claims in the future.

The Company prepares its financial statements - statutory basis in accordance with statutory accounting practices prescribed or permitted by the NE DOI, which is a comprehensive basis of accounting other than U.S. GAAP. NAIC SAP and accounting practices prescribed or permitted by the NE DOI (Note 1) primarily differ from U.S. GAAP by charging policy acquisition costs to expense as incurred, recognizing certain policy fees as revenue when billed, establishing future policy benefit liabilities using different actuarial assumptions and methods, reporting surplus notes as surplus instead of debt, as well as reporting investments and certain assets and accounting for deferred income taxes on a different basis.

3.	INVESTMENTS

BONDS, SHORT-TERM INVESTMENTS, AND CASH EQUIVALENTS

The following table presents bonds by asset type in accordance with new guidance adopted January 1, 2025. See Note 4 for information on the Company's fair value measurements.

	Carrying Value	Fair Value	Net Unrealized Gains (Losses)
	(In Millions)
December 31, 2025:
Issuer credit obligations:
U.S. government obligations	$472	$445	($27)
Non-U.S sovereign jurisdiction securities	1,765	1,737	(28)
Municipal bonds - general obligation	436	392	(44)
Municipal bonds - special revenue	2,247	2,089	(158)
Project finance bonds issued by operating entities	3,818	3,732	(86)
Corporate bonds	49,251	46,724	(2,527)
Single entity backed obligations	2,022	1,911	(111)
Bonds issued by funds representing operating entities	3,077	3,009	(68)
Bank loans - acquired	1,846	1,831	(15)
Other issuer credit obligations	20	20
Asset-backed securities:
Agency residential mortgage-backed securities (RMBS) - guaranteed	12	12
Agency commercial mortgage-backed securities (CMBS) - guaranteed	1	1
Agency RMBS - not guaranteed	356	342	(14)
Non-agency RMBS	2,952	2,886	(66)
Non-agency CMBS	4,240	4,115	(125)
Non-agency collateralized obligations	6,944	6,959	15
Other financial asset-backed securities	4,491	4,456	(35)
Equity-backed securities	1,409	1,412	3
Other financial asset-backed securities - not self-liquidating	662	678	16
Lease-backed securities - practical expedient	542	527	(15)
Other non-financial asset-backed securities - practical expedient	870	880	10
Lease-backed securities - full analysis	2,223	2,169	(54)
Other non-financial asset-backed securities - full analysis	1,881	1,878	(3)
Total bonds	91,537	$88,205	($3,332)
Short-term investments	45
Cash equivalents	1,185
Total	$92,767

The following table presents bonds, short-term investments and cash equivalents by asset type in accordance with previous guidance. Short-term investments and cash equivalents were $1.5 billion as of December 31, 2024.

	Carrying Value	Fair Value	Net Unrealized Losses
	(In Millions)
December 31, 2024:
U.S. Government	$1,110	$1,081	($29)
All other governments	943	849	(94)
U.S. states, territories, and possessions	102	88	(14)
U.S. political subdivisions of states, territories, and possessions	186	178	(8)
U.S. special revenue and special assessment obligations	2,273	2,082	(191)
Industrial and miscellaneous	55,504	51,084	(4,420)
Bank loans	1,952	1,926	(26)
Hybrid securities	15	14	(1)
LBASS:
RMBS	1,630	1,501	(129)
CMBS	3,912	3,687	(225)
Other	16,143	15,830	(313)
Total	$83,770	$78,320	($5,450)

The carrying value and fair value of bonds, including those classified as short-term investments and cash equivalents, as of December 31, 2025, by contractual maturity date, are shown below. Actual maturities may differ from contractual maturities because borrowers may have the right to call or prepay obligations with or without call or prepayment penalties.

	Carrying Value	Fair Value
	(In Millions)
Due in one year or less	$3,875	$3,848
Due after one year through five years	16,772	16,572
Due after five years through ten years	18,746	18,363
Due after ten years through 20 years	12,981	12,264
Due after 20 years	12,639	10,902
	65,013	61,949
Asset-backed securities	26,583	26,315
Total	$91,596	$88,264

The following table presents the fair value and gross unrealized losses for bonds where the fair value had declined and remained continuously below the amortized cost adjusted for OTTI:

	Less than 12 Months		12 Months or Greater		Total
	Fair Value	Gross Unrealized Losses	Fair Value	Gross Unrealized Losses	Fair Value	Gross Unrealized Losses
			(In Millions)
December 31, 2025:
Issuer credit obligations	$3,893	$106	$29,677	$3,897	$33,570	$4,003
Asset-backed securities	2,755	15	5,428	484	8,183	499
Total	$6,648	$121	$35,105	$4,381	$41,753	$4,502

December 31, 2024:
U.S. Government	$152	$2	$331	$29	$483	$31
All other governments	383	16	330	84	713	100
U.S. states, territories, and possessions	6		82	14	88	14
U.S. political subdivisions of states, territories, and possessions	14		102	10	116	10
U.S. special revenue and special assessment obligations	327	12	1,011	213	1,338	225
Industrial and miscellaneous	8,115	214	33,255	4,529	41,370	4,743
Bank loans	437	7	403	34	840	41
Hybrid securities			10	2	10	2
LBASS:
RMBS	215	26	781	137	996	163
CMBS	359	5	1,914	232	2,273	237
Other	2,348	57	4,102	386	6,450	443
Total	$12,356	$339	$42,321	$5,670	$54,677	$6,009

The Company has evaluated investments with gross unrealized losses and has determined that the unrealized losses were primarily attributable to interest rate movements and credit spreads. The Company does not intend to sell these securities and has the intent and ability to retain these investments for a period of time sufficient to recover their amortized cost basis.

The table below summarizes the OTTI by investment type:

	Years Ended December 31,
	2025	2024	2023
	(In Millions)
Bonds	$95	$57	$76
Mortgage loans		8	183
Real estate			12
Other invested assets	7	3	20
Total	$102	$68	$291

The following table presents all asset-backed securities with an OTTI recognized during the year ended December 31, 2025, whereby the present value of cash flows expected to be collected is less than the amortized cost basis of the securities:

CUSIP	Amortized Cost Before Current Period OTTI	Present Value of Projected Cash Flows	Recognized OTTI	Amortized Cost After OTTI	Fair Value at Time of OTTI	Date of Financial Statement When Reported
			(In Millions)
G1001#AB2	$25	$6	$19	$6	$6	3/31/2025
62878HAB7	15	13	2	13	13	3/31/2025
62883*AA0	17	15	2	15	15	3/31/2025
62883*AD4	10	9	1	9	9	3/31/2025
62883*AC6	10	8	2	8	8	3/31/2025
62883*AB8	4	3	1	3	3	3/31/2025
62883*AF9	8	7	1	7	7	3/31/2025
44509PAA6	8	6	2	6	6	3/31/2025
872660A*6	39	29	10	29	29	12/31/2025
Total			$40

The assignment of an NAIC 5GI designation to a debt security occurs when the necessary documentation for a full credit analysis does not exist but the security is current on all contractual payments and the Company expects the security to make full payment of all contractual principal and interest. The following table presents information on bonds with an NAIC 5GI designation:

	December 31, 2025			December 31, 2024
	Number	Carrying Value	Fair Value	Number	Carrying Value	Fair Value
	($ In Millions)
Bonds:
Issuer credit obligations	4	$15	$12
Asset-backed securities	2	2	1
Bank loans				1	$14	$11
LBASS				4	20	17
Total	6	$17	$13	5	$34	$28

The following table presents proceeds from sales of bonds and the resulting gross realized gains and losses:

	Years Ended December 31,
	2025	2024	2023
	(In Millions)
Proceeds	$9,921	$3,336	$1,747
Gross realized gains	32	10	3
Gross realized losses	113	96	33

SECURITIES LENDING

The Company participates in a securities lending program administered by an authorized financial institution whereby certain investment securities are loaned to third parties for the purpose of enhancing income on securities held through reinvestment of cash collateral received upon lending. With respect to securities loaned, the Company requires initial cash collateral equal to a minimum of 102% of the fair value of domestic securities loaned. The Company monitors the fair value of securities loaned with additional collateral obtained as necessary. This collateral is not restricted, and there is no collateral that extends beyond one year from December 31, 2025. The borrower of the loaned securities is permitted to sell or repledge those securities. Upon default of the borrower, the Company has the right to purchase replacement securities using the cash collateral held. Similarly, upon default of the Company, the borrower has the right to sell the loaned securities and apply the proceeds from such sale to the Company’s obligation to return the cash collateral held.

For securities lending transactions, the carrying value of securities classified as bonds and on loan as of December 31, 2025 and 2024 was $5.5 billion and $1.8 billion, respectively. The Company recorded cash collateral received of $5.5 billion and $1.8 billion as of December 31, 2025 and 2024, respectively, and established a corresponding liability for the same amount, which is included in other liabilities. As of December 31, 2025 and 2024, the Company has not sold or repledged collateral received from securities lending agreements. The Company may occasionally utilize amounts from the cash collateral for short-term liquidity for general corporate purposes. As of December 31, 2025 and 2024, none was utilized for general corporate purposes.

The aggregate amount of collateral reinvested broken down by the maturity date of the invested asset is as follows:

	December 31, 2025		December 31, 2024
	Amortized Cost	Fair Value	Amortized Cost	Fair Value
	(In Millions)
Overnight and continuous	$4	$4	$15	$15
30 days or less	1,244	1,244	428	428
31 to 60 days	350	350	350	350
61 to 90 days	2,350	2,350
91 to 120 days	1,575	1,575	1,000	1,000
Total collateral reinvested	$5,523	$5,523	$1,793	$1,793

The Company invests the cash collateral received from its securities lending arrangements primarily into short-term investments.

To manage the mismatch of maturity dates between the security lending transactions and the related reinvestment of the collateral received, the Company reinvests in assets with a maturity date of 95 days or less.

REPURCHASE AGREEMENTS

The Company has repurchase agreements with unaffiliated financial institutions. Under these agreements, the Company receives sales financing secured by securities as collateral in an amount equal to at least 102% of the estimated fair value of the bonds sold at the inception of the transaction, with a simultaneous agreement to repurchase such bonds at a future date or on demand in an amount equal to the cash initially received plus interest. The Company monitors the ratio of the cash held to the estimated fair value of the bonds sold throughout the duration of the transaction and additional cash or securities are obtained as necessary. Bonds sold under such transactions may be sold or re-pledged by the transferee. Income and expense associated with repurchase agreements are recorded in net investment income. The repurchase agreements are both bilateral and tri-party trades. There were no amounts outstanding under repurchase agreements during the year ended December 31, 2025. The maximum amount outstanding under repurchase agreements during the year ended December 31, 2024 was $20 million, which had a maturity time frame of two days to one week. There were no amounts outstanding under these agreements as of December 31, 2025 and 2024.

The maximum fair value of securities sold outstanding under secured borrowing agreements during the years ended December 31, 2025 and 2024 was zero and $20 million, respectively. There were no outstanding securities sold as of December 31, 2025 and 2024.

The maximum amount of cash collateral received and securities collateral liability under secured borrowing agreements during the years ended December 31, 2025 and 2024 was zero and $20 million, respectively. There was no outstanding cash collateral received as of December 31, 2025 and 2024. There was no outstanding securities collateral liability as of December 31, 2025 and 2024.

REVERSE REPURCHASE AGREEMENTS

The Company invests cash collateral received into reverse repurchase agreements as part of its securities lending program. The Company requires that all reverse repurchase agreements must be collateralized by U.S. Treasury securities, U.S. agency securities, U.S. corporate bonds and/or U.S. equities with a minimum margin of 102%. For the securities lending program, reverse repurchase agreements had a maximum maturity of 95 days and are indemnified by the Company's securities lending agent against counterparty default. The Company mitigates risks from counterparty default and price movements of the collateral received by mandating short maturities, applying proper haircuts and monitoring fair values daily.

The Company has a reverse repurchase transaction commitment of $250 million with an unaffiliated financial institution. Under this agreement, the Company purchases U.S. Treasury securities and loans cash, with a simultaneous agreement to resell such securities at a future date or on demand in an amount equal to the cash initially loaned plus interest. There were no amounts outstanding under this agreement as of December 31, 2025 and 2024. The reverse repurchase agreements used are both bilateral and tri-party trades.

The following table presents the maximum amount and ending value during and as of the periods presented of the allocation of reverse repurchase agreements by maturity:

	Maximum Amount				Ending Balance
	First Quarter	Second Quarter	Third Quarter	Fourth Quarter	First Quarter	Second Quarter	Third Quarter	Fourth Quarter
	(In Millions)
December 31, 2025:
Overnight and continuous	$700	$950	$925	$1,350	$450	$725	$850	$950
30 days or less	150
31 to 90 days	550	1,400	2,000	2,800	150	150	2,000	2,700
Over 90 days	1,825	2,425	2,925	3,925	1,825	2,425	1,175	1,575

December 31, 2024:
Overnight and continuous	$1,025	$860	$590	$475	$400	$300		$400
30 days or less	4,490	3,965	1,600		790	650
31 to 90 days	2,850	2,550	1,500	425	2,250	990		350
Over 90 days				1,000				1,000

The maximum and ending fair value of the bonds acquired under reverse repurchase-secured borrowings during and as of the periods presented are as follows. None of the bonds acquired were nonadmitted.

	First Quarter	Second Quarter	Third Quarter	Fourth Quarter
	(In Millions)
December 31, 2025:
Maximum amount	$2,789	$3,622	$4,317	$6,029
Ending balance	2,536	3,471	4,249	5,512

December 31, 2024:
Maximum amount	$4,131	$4,116	$2,196	$1,820
Ending balance	3,608	2,037		1,819

The following table presents the fair value of securities acquired by the Company under reverse repurchase-secured borrowings by NAIC designation:

	None	NAIC 1	NAIC 2	Total
	(In Millions)
December 31, 2025:
Bonds:
Issuer credit obligations		$492	$888	$1,380
Asset-backed securities		3,701		3,701
Common stock	$431			431
Total	$431	$4,193	$888	$5,512

December 31, 2024:
Bonds		$181	$544	$725
LBASS		874		874
Common stock	$220			220
Total	$220	$1,055	$544	$1,819

The following table presents the allocation of aggregate collateral pledged under reverse repurchase-secured borrowings by remaining contractual maturity:

	December 31, 2025		December 31, 2024
	Amortized Cost	Fair Value	Amortized Cost	Fair Value
	(In Millions)
Overnight and continuous	$950	$950	$400	$400
30 days or less
31 to 90 days	2,700	2,700	350	350
Over 90 days	1,575	1,575	1,000	1,000

The maximum amounts and ending balances of the cash collateral provided and recognized receivable for the return of collateral for reverse repurchase-secured borrowings during and as of the periods presented are as follows:

	First Quarter	Second Quarter	Third Quarter	Fourth Quarter
	(In Millions)
December 31, 2025:
Maximum amount	$2,675	$3,450	$4,100	$5,725
Ending balance	2,425	3,300	4,025	5,225

December 31, 2024:
Maximum amount	$3,965	$3,890	$2,090	$1,750
Ending balance	3,440	1,940		1,750

The maximum amounts and ending balances of the recognized liability to return collateral for reverse repurchase-secured borrowing securities sold/acquired with cash collateral during and as of the periods presented are as follows:

	First Quarter	Second Quarter	Third Quarter	Fourth Quarter
	(In Millions)
December 31, 2025:
Maximum amount	$2,675	$3,450	$4,100	$5,725
Ending balance	2,425	3,300	4,025	5,225

December 31, 2024:
Maximum amount	$3,965	$3,890	$2,090	$1,750
Ending balance	3,440	1,940		1,750

The Company did not have any transfers of financial assets accounted for as secured borrowings, excluding repurchase and reverse repurchase agreements disclosed above.

WORKING CAPITAL FINANCE INVESTMENTS

The tables below present the aggregate carrying value of working capital finance investments (WCFI) by designation:

	Gross Asset	Nonadmitted Asset	Net Admitted Asset
	(In Millions)
December 31, 2025:
WCFI Designation 1	$368		$368
WCFI Designation 2	400		400
Total	$768	$—	$768

December 31, 2024:
WCFI Designation 1	$357		$357
WCFI Designation 2	275		275
Total	$632	$—	$632

The table below presents the aggregate maturity distribution on the underlying working capital finance programs:

	December 31,
	2025	2024
	(In Millions)
Up to 180 days	$670	$612
181 to 365 days	98	20
Total	$768	$632

INVESTMENTS IN SCA ENTITIES

The carrying value of investments in SCA entities consisted of the following:

	December 31,
	2025	2024
	(In Millions)
Common stocks:
PL&A	$622	$600

Other invested assets:
PAH	9,000	6,156
PLFA	47	41
PSD	31	33

Nonadmitted assets:
PAR Vermont	219	145
PBRC	123	133
PGAM	30	31

The Company carries its investment in PL&A, its wholly owned State of Arizona domiciled life insurance common stock subsidiary, based on its underlying audited statutory surplus.

Pacific Asset Holding LLC (PAH) is a wholly owned subsidiary carried based on its audited U.S. GAAP equity. Pacific Life Fund Advisors LLC (PLFA) is a non-life insurance subsidiary 99% owned by the Company and 1% owned by PL&A and is carried based on its underlying audited U.S. GAAP equity. The Company carries its investment in Pacific Select Distributors, LLC (PSD), a wholly owned non-life insurance broker-dealer subsidiary, based on its underlying audited U.S. GAAP equity, adjusted to a statutory basis of accounting.

The Company carries its investments in its wholly owned State of Vermont domiciled special purpose financial insurance company subsidiaries, Pacific Alliance Reinsurance Company of Vermont (PAR Vermont) and Pacific Baleine Reinsurance Company (PBRC) based on their underlying audited statutory surplus. The Company nonadmits the carrying values of PAR Vermont and PBRC due to the use of approved practices in Vermont impacting their admitted assets. Pacific Global Asset Management LLC (PGAM) is a wholly owned non-insurance subsidiary of the Company and is nonadmitted due to an audit not being performed.

The Company also has non-insurance SCA investments that are classified as SSAP No. 97 8b(iii) entities. The table below presents the gross and admitted amounts of these investments. The Company received responses from the NAIC for all required SCA filings, and no SCA investment valuations were disallowed or required to be resubmitted.

	December 31,
	2025		2024
	(In Millions)
Pacific Funds PLFA Large Cap Bond Alpha			$2	(1)
Pacific Funds PLFA QQQ Bond Alpha P			3	(1)
Pacific Funds PLFA QQQ Bond Alpha			3	(1)
PSF ESG Diversified Growth Class I			14	(1)
Pacific Select Funds EQPL	$20	(1)
Pacific Select Fund PLFA LARGE CAP BND A	3	(2)
Pacific Optimization Moderate	2	(2)	1	(2)
Other	1		4
Total	$26		$27

(1) Includes NAIC Sub-1 filing types.

(2) Includes NAIC Sub-2 filing types.

INVESTMENTS IN TAX CREDIT STRUCTURES

Investments in tax credit structures reported in other invested assets were $399 million and $49 million as of December 31, 2025 and 2024. For the year ended December 31, 2025, the Company recognized $15 million of tax benefits related to these investments and $9 million of investment amortization.

Tax credits expected to be generated in future years are as follows:

Amount
(In Millions)
Year Ending December 31:
2026	$24
2027	42
2028	47
2029	48
2030	48
Thereafter	248
Total	$457

MORTGAGE LOANS

The maximum and minimum lending rates for newly issued mortgage loans, by category, are as follows:

	Maximum	Minimum
Year Ended December 31, 2025:
Farm	6.95%	5.85%
Construction and land development	7.98%	6.64%
Multi-family residential	16.38%	8.25%
Commercial	7.13%	5.38%

Year Ended December 31, 2024:
Farm	7.25%	5.80%
Construction and land development	9.48%	8.72%
Multi-family residential	13.50%	8.75%
Commercial	8.97%	5.90%

The maximum percentage of any one loan to the value of security at the time of the loan, exclusive of insured or guaranteed or purchase money mortgages was 99% as of December 31, 2025 and 2024, respectively.

The age analysis of mortgage loans by type and identification of mortgage loans in which the insurer is a participant or co-lender in a mortgage loan agreement is as follows:

	Farm	Residential	Commercial	Mezzanine	Total
	(In Millions)
December 31, 2025:
Current	$996	$1,105	$19,516		$21,617
30 to 59 days past due	15	110			125
60 to 89 days past due	7	24			31
90 to 179 days past due		33			33
Over 180 days past due	9	15	32		56
Total	$1,027	$1,287	$19,548	$—	$21,862

Participant or co-lender in a mortgage loan agreement:
Recorded investment (1)	$18		$1,551		$1,569

	Farm	Residential	Commercial	Mezzanine	Total
	(In Millions)
December 31, 2024:
Current	$929	$811	$17,659	$107	$19,506
30 to 59 days past due	10	33			43
60 to 89 days past due		5			5
90 to 179 days past due	2	2			4
Over 180 days past due	4		34		38
Total	$945	$851	$17,693	$107	$19,596

Participant or co-lender in a mortgage loan agreement:
Recorded investment (1)	$19		$1,096	$107	$1,222

(1)	Excluded from the commercial amounts are mortgage loan participations where the sole participants are the Company and PL&A. The total amounts were $4.0 billion and $3.0 billion as of December 31, 2025 and 2024, respectively.

The Company's investment in impaired commercial mortgage loans was $32 million and $34 million as of December 31, 2025 and 2024, respectively. Information on the Company's impaired commercial mortgage loans is as follows:

	Years Ended December 31,
	2025	2024	2023
	(In Millions)
Impairment loss recorded		$8	$183
Average recorded investment	$32	17	112
Interest income recognized			22
Recorded investment on nonaccrual status	32	34	73
Mortgage loans derecognized as a result of foreclosure	5	245	30
Real estate and other collateral recognized as a result of foreclosure	5	245	30

The Company's mortgage loans finance various types of properties primarily throughout the U.S. and Canada. The geographic distributions of the mortgage loans were as follows:

	December 31, 2025		December 31, 2024
	($ In Millions)
Atlantic	$7,306	33%	$6,139	31%
Pacific	6,098	28%	6,101	31%
South Central	2,573	12%	1,938	10%
North Central	2,541	11%	2,192	11%
Mountain	1,925	9%	1,819	9%
New England	1,268	6%	1,258	7%
Canada	151	1%	149	1%
Total	$21,862	100%	$19,596	100%

As of December 31, 2025 and 2024, the carrying value of the largest single commercial loan was $352 million and $456 million, respectively. As of December 31, 2025, the total carrying value of multiple commercial loans with a single sponsor was $584 million. As of December 31, 2024, the total carrying value of multiple commercial loans with a single sponsor, a related party to the Company, was $604 million.

For commercial mortgage loans, the Company reviews performance and credit quality on an on-going basis, including loan payment delinquencies and collateral performance. Collateral performance includes a review of the most recent collateral inspection reports and financial statements. Analysts track each loan's debt service coverage ratio (DSCR) and loan-to-value (LTV) ratio. The DSCR compares the collateral’s net operating income to its debt service payments. DSCRs less than 1.0 times indicate that the collateral operations do not generate enough income to cover the loan’s current debt payments. A larger DSCR indicates a greater excess of net operating income over the debt service cost. The LTV ratio compares the amount of the loan to the fair value of the collateral and is commonly expressed as a percentage. LTV ratios greater than 100% indicate that the loan amount exceeds the collateral value. A smaller LTV ratio indicates a greater excess of collateral value over the loan amount. The monitoring process focuses on higher risk loans, which includes those that are classified as restructured, delinquent, or in foreclosure, as well as loans with higher LTV ratios and lower DSCRs. The DSCRs and LTV ratios are updated routinely.

For agricultural mortgage loans, the Company’s primary credit quality indicator is the LTV ratio. The values utilized in calculating this ratio are developed in connection with the ongoing review of the agricultural mortgage loan portfolio and are routinely updated. The original loan DSCR is reviewed in detail prior to loan funding and is not updated or recalculated unless special circumstances warrant a review.

For residential mortgage loans, the Company reviews performance and credit quality on an on-going basis including loan payment delinquencies and collateral performance. Residential loan credit models are run periodically using updated model inputs. Results are compared to initial loss adjusted returns to actual performance and market level prices, yields and spreads, and each loan is priced monthly. In addition to LTV ratio and borrower income qualifications, the borrower's credit score is considered based on the Fair Isaac Corporation (FICO) model, where applicable. FICO scores can range from 300 to 850, with the higher number indicating a better credit quality. The original loan metrics and borrower information (LTV ratio, FICO score, income verification, and borrower profile) are reviewed in detail prior to purchase and are not updated or recalculated unless special circumstances warrant a review.

The following tables present the recorded investment in mortgage loans by credit quality indicator:

	Commercial		Agricultural
	December 31,		December 31,
	2025	2024	2025	2024
	(In Millions)
LTV ratio:
Less than or equal to 65%	$11,838	$10,842	$1,025	$941
Greater than 65% to 75%	4,951	2,631	2	4
Greater than 75% to 100%	2,581	3,963
Greater than 100%	178	364
Total	$19,548	$17,800	$1,027	$945

DSCR:
Greater than 1.2x	$13,033	$12,458	$692	$679
Greater than 1.0x to 1.2x	1,765	876	296	247
Less than or equal to 1.0x	689	1,035	39	19
Construction (1)	4,061	3,431
Total	$19,548	$17,800	$1,027	$945

	Residential
	December 31,
	2025	2024
	(In Millions)
FICO score:
Greater than 780	$180	$114
Less than or equal to 780	865	502
Not available (2)	52	43
Construction (1)	190	192
Total	$1,287	$851

(1)	Credit quality for construction loans is based on LTV ratio, loan payment performance, and the construction progress and related costs for the underlying collateral project.

(2)	Represents loans for which a FICO score is not available or not required, including those underwritten primarily on collateral value, guarantor creditworthiness, borrower liquidity, or loans to foreign nationals without a U.S. credit history.

DEBT RESTRUCTURING

As of December 31, 2025 and 2024, the Company had investments in restructured loans and bonds of $32 million and $34 million, respectively.

The Company did not have any modifications classified as troubled debt restructurings during the years ended December 31, 2025 and 2024. During the year ended December 31, 2023, the Company modified two mortgage loans with a total carrying value of $323 million. The Company granted two term extensions on one of the loans with a carrying value of $291 million during the year ended December 31, 2023. The first modification extended the maturity date by five months, and the second modification further extended the maturity date by two months. The loan matured in 2024. The Company granted a term extension of four months on the other loan with a carrying value of $32 million during the year ended December 31, 2023. This loan is in the process of foreclosure. The modifications qualified as troubled debt restructurings, and a total impairment loss of $38 million was recorded.

ADMITTED NEGATIVE (DISALLOWED) IMR

Gross and admitted net negative (disallowed) IMR consisted of the following:

	December 31,
	2025	2024
	(In Millions)
General account	$204	$95
Insulated separate account	7	7
Total	$211	$102

Admitted net negative (disallowed) IMR was 1.79% and 0.94% of adjusted capital and surplus of $11.8 billion and $10.9 billion as of December 31, 2025 and 2024, respectively. Unamortized gains and losses allocated to the IMR related to derivatives recorded at fair value were zero as of December 31, 2025 and $39 million and $36 million, respectively, as of December 31, 2024.

4.	FAIR VALUE OF FINANCIAL INSTRUMENTS

The Company's financial assets and liabilities that are carried at fair value have been classified, for disclosure purposes, based on a hierarchy defined by SSAP No. 100, Fair Value. The determination of fair value requires the use of observable market data when available. The hierarchy consists of the following three levels that are prioritized based on observable and unobservable inputs.

Level 1	Unadjusted quoted prices for identical instruments in active markets. Level 1 financial instruments include securities that are traded in an active exchange market.

Level 2	Observable inputs other than Level 1 prices, such as quoted prices for similar instruments in active markets, quoted prices for identical or similar instruments in inactive markets, and model-derived valuations for which all significant inputs are observable market data.

Level 3	Valuations derived from valuation techniques in which one or more significant inputs are not market observable.

The following tables present, by fair value hierarchy level, the Company's financial instruments that are carried at fair value or net asset value (NAV):

	December 31, 2025
	Level 1	Level 2	Level 3	NAV	Total
	(In Millions)
Assets:
Bonds:
Issuer credit obligations			$73		$73
Asset-backed securities		$8			8
Total bonds	—	8	73	—	81
Preferred stocks:
Industrial and miscellaneous		3	54		57
Common stocks:
Industrial and miscellaneous			106		106
Affiliates (1)	$26				26
Total common stocks	26	—	106	—	132
Derivatives:
Foreign currency and interest rate swaps		310			310
Equity derivatives	82		3,285		3,367
Total derivatives	82	310	3,285	—	3,677
Other invested assets			5		5
Separate account assets	67,012		595	$3,095	70,702
Total	$67,120	$321	$4,118	$3,095	$74,654

Liabilities:
Derivatives:
Foreign currency and interest rate swaps		$975			$975
Equity derivatives			$24		24
Total derivatives	—	975	24	—	999
Separate account liabilities - derivatives (2)		1			1
Total	$—	$976	$24	$—	$1,000

	December 31, 2024
	Level 1	Level 2	Level 3	NAV	Total
	(In Millions)
Assets:
Bonds:
Issuer obligations		$1	$27		$28
Preferred stocks:
Industrial and miscellaneous			1		1
Common stocks:
Industrial and miscellaneous	$49		79		128
Affiliates (1)	27				27
Total common stocks	76	—	79	—	155
Derivatives:
Foreign currency and interest rate swaps		352			352
Equity derivatives	9		2,815		2,824
Total derivatives	9	352	2,815	—	3,176
Other invested assets			198		198
Separate account assets	62,698			$1,645	64,343
Total	$62,783	$353	$3,120	$1,645	$67,901

Liabilities:
Derivatives:
Foreign currency and interest rate swaps		$933			$933
Equity derivatives			$26		26
Total	$—	$933	$26	$—	$959

(1) Consists of mutual funds managed by affiliated entities.

(2) Separate account contract holder liabilities are not included in the table as they are reported at contract value and not fair value.

FAIR VALUE MEASUREMENT

The following describes the valuation methodologies used by the Company to measure various types of financial instruments at fair value.

BONDS, PREFERRED STOCKS, COMMON STOCKS AND OTHER INVESTED ASSETS

The fair values of bonds, residual tranches (reported in other invested assets), preferred stocks, and common stocks are determined by management after considering external pricing sources and internal valuation techniques. For securities with sufficient trading volume, prices are obtained from third-party pricing services. For securities that are traded infrequently, fair values are determined after evaluating prices obtained from third-party pricing services and independent brokers or are valued internally using various valuation techniques.

The Company's management analyzes and evaluates prices received from independent third parties and determines whether they are reasonable estimates of fair value. Management's analysis may include, but is not limited to, review of third-party pricing methodologies and inputs, analysis of recent trades, comparison to prices received from other third parties and development of internal models utilizing observable market data of comparable securities. The Company assesses the reasonableness of valuations received from independent brokers by considering current market dynamics and current pricing for similar securities.

For prices received from independent pricing services, the Company applies a formal process to challenge any prices received that are not considered representative of fair value. If prices received from independent pricing services are not considered reflective of market activity or representative of fair value, independent non-binding broker quotations are obtained or an internally developed valuation is prepared. Upon evaluation, the Company determines which source represents the best estimate of fair value. Overrides of third-party prices to internally-developed valuations of fair value did not produce material differences in the fair value of the portfolio. In the absence of such market observable activity, management’s best estimate is used.

Fair values determined by internally derived valuation tools use market-observable data if available. Generally, this includes using an actively traded comparable security as a benchmark for pricing. These internal valuation methods primarily represent discounted cash flow models that incorporate significant assumptive inputs such as spreads, discount rates, default rates, severity and prepayment speeds. Internally developed estimates may also use unobservable data, which reflect the Company’s own assumptions about the inputs market participants would use.

Most securities priced by a major independent third-party service have been classified as Level 2, as management has verified that the significant inputs used in determining their fair values are market observable and appropriate. Externally priced securities for which fair value measurement inputs are not sufficiently transparent, such as securities valued based on independent broker quotations, have been classified as Level 3. Internally valued securities, including adjusted prices received from independent third parties, where significant management assumptions have been utilized in determining fair value, have been classified as Level 3. Securities categorized as Level 1 consist primarily of investments in mutual funds.

DERIVATIVE INSTRUMENTS

Derivative instruments, including those reported in the separate account liabilities, are reported at fair value using pricing valuation models which utilize market data inputs or independent broker quotations or exchange prices for exchange-traded futures. The Company calculates the fair value of derivatives using market standard valuation methodologies for foreign currency swaps, interest rate swaps, equity options and equity total return swaps. The derivatives are valued using mid-market inputs that are predominantly observable in the market. Inputs include, but are not limited to, interest swap rates, foreign currency forward and spot rates, credit spreads and correlations, interest volatility, equity volatility and equity index levels. The Company values certain derivatives that are designated as cash flow hedges in the same manner as the hedged item, which are determined using pricing models with inputs that are observable in the market or can be derived principally from or corroborated by observable market data. On a monthly basis, the Company performs an analysis of derivative valuations, which includes both quantitative and qualitative analyses. Examples of procedures performed include, but are not limited to, review of pricing statistics and trends, analysis of the impacts of changes in the market environment and review of changes in the market value for each derivative by both risk managers and investment accountants. Internally calculated fair values are reviewed and compared to external broker fair values for reasonableness.

Derivative instruments classified as Level 1 are exchange-traded. Derivative instruments classified as Level 2 primarily include foreign currency swaps, interest rate swaps and total return swaps. The derivative valuations are determined using pricing models with inputs that are observable in the market or can be derived principally from or corroborated by observable market data, primarily interest swap rates, interest rate volatility and foreign currency forward and spot rates.

Derivative instruments classified as Level 3 include complex derivatives, such as equity options. These derivatives are valued using pricing models which utilize both observable and unobservable inputs, primarily interest rate volatility, equity volatility, equity index levels and, to a lesser extent, broker quotations. A derivative instrument containing Level 2 inputs would be classified as a Level 3 financial instrument in its entirety if it has at least one significant Level 3 input.

SEPARATE ACCOUNT ASSETS

The fair value of separate account assets is based on the fair value or NAV of the underlying assets. Separate account assets held at fair value primarily consist of investments in mutual funds and hedge funds.

Level 1 separate account assets include mutual funds that are valued based on reported net asset values provided by fund managers daily and can be redeemed without restriction.

The fair value of assets in the separate accounts in Level 2 consists of bonds and derivatives based on the valuation methods described above. The fair value of assets in the separate accounts in Level 3 consists of bonds and derivatives based on valuation methods described above and mortgage loans based on the valuation method described below.

Investments Measured Using the NAV Practical Expedient

Separate account assets include hedge funds where the fair value is based on the NAV obtained from the fund managers. Investment strategies related to separate account hedge funds include multi-strategy primarily invested in U.S. and international equity, fixed income, long/short equity, loans, precious metals, real estate, derivatives, privately held companies and private partnerships. The redemption frequency can be daily, monthly, quarterly, semi-annually or annually. The remaining lockup period ranges from zero to 23 months as of December 31, 2025. There are no unfunded commitments of investments measured using the NAV practical expedient as of December 31, 2025.

LEVEL 3 RECONCILIATION

The tables below present a reconciliation of the beginning and ending balances of the Level 3 financial instruments that are carried at fair value using significant unobservable inputs:

				Total Gains or (Losses)
	January 1,	Transfers Into	Transfers Out	Included in	Included in					December 31,
	2025	Level 3 (1)	of Level 3 (1)	Net Income	Surplus	Purchases	Issuances	Sales	Settlements	2025
	(In Millions)
Bonds:
Issuer credit obligations	$19	$69	($7)	($9)	$1					$73
Asset-backed securities	8	26	(27)	(2)	1				($6)	—
Preferred stocks:
Industrial and misc	1	38			13		$2			54
Common stocks:
Industrial and misc	79			8		$129		($110)		106
Derivatives, net	2,789			1,254	51	1,757			(2,590)	3,261
Other invested assets	198		(2)		5	5			(201)	5
Separate account assets				(32)	129	499		(1)		595
Total	$3,094	$133	($36)	$1,219	$200	$2,390	$2	($111)	($2,797)	$4,094

				Total Gains or (Losses)
	January 1,	Transfers Into	Transfers Out	Included in	Included in				December 31,
	2024	Level 3 (1)	of Level 3 (1)	Net Loss	Surplus	Purchases	Sales	Settlements	2024
	(In Millions)
Bonds	$7	$26	($7)		($2)	$1		$2	$27
Preferred stocks:
Industrial and misc	1								1
Common stocks:
Industrial and misc	65			$4		52	($42)		79
Derivatives, net	2,076			1,186	140	1,531	(1)	(2,143)	2,789
Other invested assets	169				2	30		(3)	198
Total	$2,318	$26	($7)	$1,190	$140	$1,614	($43)	($2,144)	$3,094

(1) Transfers in and/or out are recognized at the end of each quarter.

For the year ended December 31, 2025, transfers into Level 3 were primarily due to the decreased availability and use of market observable inputs to estimate fair value. The transfers out of Level 3 were generally due to the use of market observable inputs in valuation methodologies, including the utilization of independent pricing services. For the year ended December 31, 2024, transfers into/out of Level 3 were due to carrying value adjustments down to fair value.

The admitted values and fair values of the Company's financial instruments are presented in the following table:

	December 31, 2025
	Fair	Admitted
	Value	Value	Level 1	Level 2	Level 3	NAV
	(In Millions)
Assets:
Bonds:
Issuer credit obligations	$61,890	$64,954		$55,820	$6,070
Asset-backed securities	26,315	26,583		19,943	6,372
Preferred stocks	57	57		3	54
Common stocks (1)	132	132	$26		106
Mortgage loans	21,312	21,862		19,293	2,019
Cash, cash equivalents and short-term investments	2,430	2,431	2,386	43	1
Contract loans	8,795	8,795			8,795
Derivatives, net	2,076	2,860	82	(1,267)	3,261
Securities lending reinvested collateral assets	5,523	5,523		5,523
Other invested assets (1)	1,443	1,480		1,015	428
Separate account assets	82,785	82,989	67,382	10,146	2,162	$3,095
Liabilities:
Liability for deposit-type contracts (2)	38,128	37,584		30,099	8,029
Separate account liability for deposit-type contracts	6	6			6

	December 31, 2024
	Fair	Admitted
	Value	Value	Level 1	Level 2	Level 3	NAV
	(In Millions)
Assets:
Bonds	$76,800	$82,251		$68,079	$8,721
Preferred stocks	1	1			1
Common stocks (1)	155	155	$76		79
Mortgage loans	18,332	19,596		16,875	1,457
Cash, cash equivalents and short-term investments	2,864	2,864	2,844	20
Contract loans	8,527	8,527			8,527
Derivatives, net	1,390	2,173	9	(1,408)	2,789
Securities lending reinvested collateral assets	1,793	1,793		1,793
Other invested assets (1)	1,027	1,076		802	225
Separate account assets	71,598	72,114	62,698	6,849	406	$1,645
Liabilities:
Liability for deposit-type contracts (2)	28,405	28,687		21,482	6,923
Separate account liability for deposit-type contracts	8	8			8

(1) Excludes investments accounted for under the equity method.

(2) Excludes deposit liabilities with no defined or contractual maturities.

The tables above exclude the following financial instruments: investment income due and accrued, derivatives collateral receivable and payable and payable for securities lending. The fair value of these financial instruments, which are primarily classified as Level 2, approximates carrying value as they are short-term in nature such that there is minimal risk of material changes in fair value due to changes in interest rates or counterparty credit. The following methods and assumptions were used to estimate the fair value of these financial instruments as of December 31, 2025 and 2024:

MORTGAGE LOANS

The fair value of the mortgage loan portfolio is determined by discounting the estimated future cash flows, using current rates that are applicable to similar credit quality, property type and average maturity of the composite portfolio.

CASH, CASH EQUIVALENTS, AND SHORT-TERM INVESTMENTS (INCLUDING SECURITIES LENDING REINVESTED COLLATERAL ASSETS)

For cash and cash equivalents with maturities of three months or less from date of purchase, their fair values approximate their carrying values due to their short maturities. For short-term investments with maturities of one year or less from date of purchase, excluding cash equivalents and money market mutual funds, their fair values are determined using similar valuation techniques as described above for bonds. Cash equivalents that are money market mutual funds have fair values that approximate their carrying values due to the short maturities of the underlying investments of the funds. Securities lending reinvested collateral assets that are primarily reverse repurchase agreements have fair values that approximate their carrying values due to their short maturities.

CONTRACT LOANS

Contract loans are not separable from their associated insurance contract and bear no credit risk since they do not exceed the contract's cash surrender value, making these assets fully secured by the cash surrender value of the contracts. Therefore, the carrying amount of the contract loans is a reasonable approximation of fair value.

OTHER INVESTED ASSETS

Other invested assets consist primarily of surplus note investments held from other insurance providers, WCFIs that are NAIC rated 1 or 2 and investments in tax credit structures. The fair values of the surplus note investments are priced by an independent pricing service as described for bonds above. The WCFIs are held at accreted book value which approximates fair value due to the short-term nature of the investment. The fair value of investments in tax credit structures is derived using an income valuation approach, based on a discounted cash flow calculation that uses an internally determined discount rate. Therefore, investments in tax credit structures are classified as Level 3.

LIABILITY FOR DEPOSIT-TYPE CONTRACTS

The primary methods used to determine the fair value of liability for deposit-type contracts are: discounted cash flow methodologies using significant unobservable inputs, discounted cash flow methodologies using current market risk-free interest rates and adding a spread to reflect nonperformance risk and the use of observable inputs, such as quoted prices for identical or similar instruments from third-party pricing services. The fair value of deposit-type contracts issued at floating rates or that are short-term in nature approximate their carrying value.

SEPARATE ACCOUNT LIABILITY FOR DEPOSIT-TYPE CONTRACTS

The statement value of separate account liability for deposit-type contracts is reported under separate account liabilities and is a reasonable estimate of their fair value because the contractual interest rates are variable and based on current market rates. The fair value of liabilities in the separate accounts in Level 2 consists of derivatives based on the valuation methods described above.

5.	DERIVATIVE INSTRUMENTS

The Company primarily utilizes derivative instruments to manage its exposure to interest rates, foreign currency, and equity risk, (collectively “market risk”) and credit risk. Derivative instruments are also used to manage the duration mismatch of general account assets and liabilities. Derivatives may be exchange-traded or contracted in the over-the-counter (OTC) market. The Company’s OTC derivatives are primarily bilateral contracts between two counterparties. Certain of the Company’s OTC derivatives are cleared and settled through central clearing counterparties. The Company utilizes a variety of derivative instruments including swaps, exchange-traded futures and options.

The following table summarizes the notional amount, net carrying value, and net fair value of the Company's derivative instruments by type. Cash collateral received from or pledged to counterparties is not included in the amounts below. Notional amount represents a standard of measurement of the volume of derivatives. Notional amount is not a quantification of market risk or credit risk and is not recorded in the statements of admitted assets, liabilities and capital and surplus - statutory basis. Notional amounts generally represent those amounts used to calculate contractual cash flows to be exchanged and are not paid or received, except for certain contracts such as foreign currency swaps.

	Notional Amount	Net Carrying Value	Net Fair Value
	(In Millions)
December 31, 2025:
Equity options	$76,632	$3,261	$3,261
Equity futures	2,851	82	82
Foreign currency swaps	11,047	253	63
Interest rate swaps	17,681	(736)	(1,330)
Total	$108,211	$2,860	$2,076

December 31, 2024:
Equity options	$69,335	$2,789	$2,789
Equity futures	2,135	9	9
Foreign currency swaps	8,546	157	11
Interest rate swaps	11,414	(782)	(1,419)
Total	$91,430	$2,173	$1,390

COLLATERAL

For OTC and OTC-cleared derivatives, the Company pledges and receives cash and asset collateral. Cash collateral received from counterparties was $2.3 billion as of December 31, 2025 and 2024. Cash collateral pledged to counterparties was $546 million and $609 million as of December 31, 2025 and 2024, respectively.

As of December 31, 2025 and 2024, the Company accepted collateral, consisting of various securities, of $1.0 billion and $224 million, respectively, which are held in separate custodial accounts. As of December 31, 2025 and 2024, none of this collateral was repledged.

The Company is required to pledge initial margin for all futures contracts. The amount of required margin is determined by the exchange on which it is traded. Cash pledged for initial margin was $82 million and $9 million as of December 31, 2025 and 2024, respectively. Assets pledged to satisfy this requirement for initial margin were $69 million and $86 million as of December 31, 2025 and 2024, respectively.

As of December 31, 2025 and 2024, the Company provided collateral in the form of various securities of $1.4 billion and $1.3 billion, respectively, which are included in bonds. The counterparties are permitted by contract to sell or repledge this collateral.

DERIVATIVES DESIGNATED AS FAIR VALUE HEDGES

The Company offers life insurance products with indexed account options. The interest credited on the indexed accounts is a function of the underlying domestic and/or international equity index, subject to various caps, thresholds and participation rates.

The Company utilizes equity options to hedge the credit paid to the policyholder on the underlying index for its life insurance products with indexed account options. These equity options are contracts to buy the index at a predetermined time at a contracted price. The contracts will be net settled in cash based on differentials in the index at the time of exercise and the strike price subject to a cap, net of option premiums. These equity options are designated as a fair value hedge under statutory accounting principles with changes in fair value recorded in net realized capital gains (losses) less tax.

The Company utilizes foreign currency interest rate swap agreements to convert floating foreign denominated liabilities to floating U.S. dollar liabilities. A foreign currency interest rate swap involves the exchange of an initial principal amount in two currencies, and the agreement to re-exchange the currencies at a future date, at an agreed-upon exchange rate. There are also periodic exchanges of interest payments in the two currencies at specified intervals, calculated using agreed-upon interest rates, exchange rates and the exchanged principal amounts. The Company enters into these agreements primarily to manage the currency risk associated with investments and liabilities that are denominated in foreign currencies.

For the years ended December 31, 2025, 2024 and 2023, $1.1 billion, $932 million and $841 million, respectively, of option premium expense recorded in net investment income for equity options hedging indexed life insurance products was excluded from the assessment of hedge effectiveness. For all other hedging relationships, no component of the hedging instrument’s fair value was excluded from the assessment of hedge effectiveness.

For the years ended December 31, 2025, 2024 and 2023, the Company recorded $5 million, $12 million and $30 million, respectively, in unrealized capital gains resulting from derivatives that no longer qualified for hedge accounting.

DERIVATIVES DESIGNATED AS CASH FLOW HEDGES

The Company utilizes foreign currency interest rate swap agreements to convert fixed or floating foreign denominated liabilities to U.S. dollar fixed liabilities.

The Company also utilizes interest rate swaps to hedge against reinvestment risk embedded in products with long durations. An interest rate swap agreement involves the exchange, at specified intervals, of interest payments resulting from the difference between fixed rate and floating rate interest amounts calculated by reference to an underlying notional amount. Generally, no cash is exchanged at the outset of the contract and no principal payments are made by either party.

The maximum length of time over which the Company is hedging its exposure to the variability in future cash flows for forecasted transactions is 40 years. The Company may discontinue cash flow hedge accounting because it is no longer probable that the forecasted transaction will occur by the end of the originally specified time period or within two months of the anticipated date. The Company did not have cash flow hedges that have been discontinued.

DERIVATIVES NOT DESIGNATED AS HEDGING INSTRUMENTS

The Company offers a rider on certain variable annuity contracts that guarantees net principal over specified periods, as well as riders on certain variable annuity contracts that guarantee a minimum withdrawal benefit over specified periods, subject to certain restrictions.

The Company may utilize total return swaps, exchange-traded futures and equity options based upon domestic and international equity market indices to economically hedge the equity risk of the guarantees in its variable annuity products. Total return swaps are swaps whereby the Company agrees to exchange the difference between the economic risk and reward of an equity index and a floating rate of interest, calculated by reference to an agreed upon notional amount. Cash is paid and received over the life of the contract based on the terms of the swap. In exchange-traded futures transactions, the Company agrees to purchase or sell a specified number of contracts, the values of which are determined by the underlying equity indices, and to post variation margin on a daily basis in an amount equal to the change in the daily fair value of those contracts. The equity options involve the exchange of an upfront payment for the return, at the end of the option agreement, of the equity index below a specified strike price. The Company also utilizes interest rate swaps to manage interest rate risk in the variable annuity products.

The Company offers fixed indexed annuity products where interest is credited to the policyholder’s account balance based on domestic and/or international equity index changes, subject to various caps or participation rates. The Company utilizes total return swaps, exchange-traded equity futures and equity options based upon market indices to economically hedge the interest credited to the policyholder based upon the underlying equity index. These equity option contracts involve the exchange of an upfront premium payment for the return, at the end of the option agreement, of the differentials in the index at the time of exercise and the strike price subject to a cap.

Interest rate swaps are used by the Company to reduce market risk from changes in interest rates and other interest rate exposure arising from duration mismatches between assets and liabilities.

Foreign currency interest rate swap agreements are used to convert foreign-denominated assets or liabilities to U.S. dollar assets or liabilities.

The average and ending fair value of derivatives not designated as hedging instruments during and as of the periods presented are as follows:

	December 31, 2025			December 31, 2024
	Asset	Liability	Average Asset (Liability)	Asset	Liability	Average Asset (Liability)
	(In Millions)
Equity options	$722		$593	$650		$554
Equity futures	82		65	9		30
Equity total return swaps						(1)
Foreign currency swaps	286	$215	112	352	$151	174
Interest rate swaps	3	129	(108)		119	(73)
Total	$1,093	$344	$662	$1,011	$270	$684

The following table summarizes the impact from derivative instruments not designated as hedging instruments on surplus and results of operations:

	Year Ended December 31, 2025
	Surplus	Net Realized Capital Gains (Losses)	Net Investment Income
	(In Millions)
Equity options	$51	$767	($563)
Equity futures	(40)	(430)
Foreign currency swaps	(130)		22
Interest rate swaps	(9)		(11)
Total	($128)	$337	($552)

	Year Ended December 31, 2024
	Surplus	Net Realized Capital Gains (Losses)	Net Investment Income
	(In Millions)
Equity options	$140	$585	($349)
Equity futures	159	(435)
Equity total return swaps	2		(8)
Foreign currency swaps	25	8	40
Interest rate swaps		29	(5)
Total	$326	$187	($322)

	Year Ended December 31, 2023
	Surplus	Net Realized Capital Gains (Losses)	Net Investment Income
	(In Millions)
Equity options	$250	$164	($262)
Equity futures	(163)	(201)
Equity total return swaps	(2)		(16)
Foreign currency swaps	(80)		19
Interest rate swaps	(1)	(8)	(12)
Total	$4	($45)	($271)

For derivatives with deferred financing premiums which are paid at the end of the derivative contract, summarized in the tables below are the undiscounted future premium commitments, derivative fair value with premium commitments and derivative fair value excluding impact of financing premiums:

Premium Payments Due
(In Millions)
Years Ending December 31:
2026	$49
2027	123
2028	25
Total	$197

	December 31,
	2025	2024
	(In Millions)
Undiscounted future premium commitments	$197	$247
Derivative fair value with premium commitments	580	649
Derivative fair value excluding impact of financing premiums	580	649

DERIVATIVES DESIGNATED AS HEDGING UNDER SSAP NO. 108

The hedged obligation consists of a portion of the Company's guaranteed benefits on variable annuity contracts, including related minimum benefit guarantees that is sensitive to interest rate movement. Changes in interest rates impact the present value of future product cash flows (discount rate), as well as the value of the investments comprising the account value to be assessed against the guarantee. The hedged portion of the block is determined on a monthly basis based on the percentage of the economic liability being hedged.

Interest rate risk may be hedged by a duration matched portfolio of interest sensitive derivatives, such as treasury futures, interest rate swaps, interest rate swaptions or treasury caps/floors. The Company entered into this hedging relationship effective January 1, 2022 and no changes have been made to the hedging strategy since inception. Hedge effectiveness is measured in accordance with the requirements outlined under SSAP No. 108 on a quarterly basis, both prospectively and retrospectively, and remains highly effective as of December 31, 2025.

The following table summarizes the scheduled amortization for the recognition of gains/losses and deferred assets and liabilities:

	Deferred Assets	Deferred Liabilities
	(In Millions)
Amortization Year:
2026	$48
2027	48
2028	48
2029	48
Thereafter	158
Total	$350	$—

The following table presents the rollforward of future amortization and total deferred balance:

	Years Ended December 31,
	2025	2024
	(In Millions)
Prior year total deferred balance	$396	$214
Current year amortization	(42)	(34)
Current year deferred recognition	(4)	216
Ending deferred balance	$350	$396

The following table presents the open derivative removed from SSAP No. 86 and captured in scope of SSAP No. 108:

	Years Ended December 31,
	2025	2024
	(In Millions)
Total derivative fair value change		($37)
Unrealized gain/loss recognized prior to reclassification to SSAP No. 108
Other changes
Fair value changes available for applicants under SSAP No. 108	$—	($37)

DERIVATIVE CREDIT EXPOSURE

The Company is exposed to credit-related losses in the event of nonperformance by counterparties to derivatives. The Company manages its credit risk by dealing with creditworthy counterparties, establishing risk-control limits, executing legally enforceable master netting agreements, and obtaining collateral where appropriate. In addition, the Company evaluates the financial stability of each counterparty before entering into each agreement and throughout the period that the financial instrument is owned. The Company’s credit exposure is measured on a counterparty basis as the net positive fair value of all derivative positions with the counterparty, net of income or expense accruals and collateral received.

The Company’s OTC-cleared derivatives are effected through central clearing counterparties and its exchange-traded derivatives are effected through regulated exchanges. Such positions are marked to market and margined on a daily basis (both initial margin and variation margin), and the Company has minimal exposure to credit-related losses in the event of nonperformance by counterparties to such derivatives.

For OTC derivative transactions, the Company enters into legally enforceable master netting agreements which provide for the netting of payments and receipts with a single counterparty. The net position with each counterparty is calculated as the aggregate fair value of all derivative instruments with each counterparty, net of income or expense accruals and collateral paid or received. These master netting agreements include collateral arrangements with derivative counterparties, which require positions be marked to market and margined on a daily basis by the daily settlement of variation margin. The Company has minimal counterparty exposure to credit-related losses in the event of nonperformance by these counterparties.

The OTC agreements may include a termination event clause associated with financial strength ratings assigned by certain independent rating agencies. If these financial strength ratings were to fall below a specified level, as defined within each counterparty master netting agreement, or if one of the rating agencies were to cease to provide a financial strength rating, the counterparty could terminate the master netting agreement with payment due based on the net fair value of the underlying derivatives. As of December 31, 2025 and 2024, the Company’s financial strength ratings were above the specified level.

The Company has not incurred any losses on derivative financial instruments due to counterparty nonperformance for the years ended December 31, 2025, 2024 and 2023. The Company does not expect any counterparties to fail to meet their obligations given their investment-grade ratings.

6.	INCOME TAXES

The components of net deferred tax assets (DTAs) and deferred tax liabilities (DTLs) are as follows:

	December 31, 2025			December 31, 2024
	Ordinary	Capital	Total	Ordinary	Capital	Total
	(In Millions)
Gross DTAs	$1,861	$100	$1,961	$1,977	$90	$2,067
Nonadmitted DTAs				205		205
Net admitted DTAs	1,861	100	1,961	1,772	90	1,862
DTLs	139	998	1,137	139	714	853
Net admitted DTAs (DTLs)	$1,722	($898)	$824	$1,633	($624)	$1,009

				Change during 2025
				Ordinary	Capital	Total
				(In Millions)
Gross DTAs				($116)	$10	($106)
Nonadmitted DTAs				(205)		(205)
Net admitted DTAs				89	10	99
DTLs					284	284
Net admitted DTAs (DTLs)				$89	($274)	($185)

The admission calculation components of SSAP No. 101, Income Taxes, are as follows:

	December 31, 2025			December 31, 2024
	Ordinary	Capital	Total	Ordinary	Capital	Total
	(In Millions)
Adjusted gross DTAs expected to be realized after application of the threshold limitation	$824		$824	$1,009		$1,009
Adjusted gross DTAs expected to be realized following the balance sheet date	824		824	1,009		1,009
Adjusted gross DTAs allowed per limitation threshold			2,063			1,670
Adjusted gross DTAs offset by gross DTLs	139	$998	1,137	139	$714	853
DTAs admitted as the result of application of SSAP No. 101	$963	$998	$1,961	$1,148	$714	$1,862

				Change during 2025
				Ordinary	Capital	Total
				(In Millions)
Adjusted gross DTAs expected to be realized after application of the threshold limitation				($185)		($185)
Adjusted gross DTAs expected to be realized following the balance sheet date				(185)		(185)
Adjusted gross DTAs allowed per limitation threshold						393
Adjusted gross DTAs offset by gross DTLs					$284	284
DTAs admitted as the result of application of SSAP No. 101				($185)	$284	$99

The ratio percentage and adjusted capital and surplus used to determine recovery period and threshold limitation are as follows:

	December 31,
	2025	2024
	($ In Millions)
Ratio percentage	1,073%	1,007%
Amount of adjusted capital and surplus	$13,750	$11,134

As of December 31, 2025 and 2024, there was no impact on adjusted gross and net admitted DTAs due to tax planning strategies. The Company's tax planning strategies did not include the use of reinsurance.

Federal income taxes are as follows:

	Years Ended December 31,			Change	Change
	2025	2024	2023	2025-2024	2024-2023
	(In Millions)
Federal income taxes	$243	$79	($26)	$164	$105
Federal income taxes on net capital gains (losses)	64	(8)	57	72	(65)
Other			5		(5)
Total	$307	$71	$36	$236	$35

The tax effects of temporary differences that give rise to significant portions of the DTAs and DTLs are as follows:

	December 31,
	2025	2024	Change
	(In Millions)
DTAs:
Ordinary:
Policyholder reserves	$968	$899	$69
Deferred acquisition costs	697	600	97
Tax credit carryforward	99	344	(245)
Compensation and benefits accrual	81	75	6
Fixed assets	5	45	(40)
Policyholder dividend accruals	1	2	(1)
Other	10	12	(2)
Total	1,861	1,977	(116)
Nonadmitted DTAs		205	(205)
Admitted ordinary DTAs	1,861	1,772	89

Capital:
Investments	98	90	8
Net capital loss carry-forward	2		2
Admitted capital DTAs	100	90	10
Admitted DTAs	1,961	1,862	99

DTLs:
Ordinary:
Investments	136	133	3
Other	3	6	(3)
Total	139	139	—

Capital:
Investments	998	714	284

DTLs	1,137	853	284

Net admitted DTAs	$824	$1,009	($185)

The change in net deferred income taxes, exclusive of the nonadmitted assets, is as follows:

	December 31,
	2025	2024	Change
	(In Millions)
Total DTAs	$1,961	$2,067	($106)
Total DTLs	1,137	853	284
Net DTAs	$824	$1,214	(390)
Excluding tax effect of unrealized gains (losses)			75
Change in net deferred income tax			(315)
Tax credits not reflected in change in net deferred income tax			245
Change in net operating deferred income tax			($70)

Federal income tax expense (benefit) is different from that which would be incurred by applying the statutory Federal income tax rate of 21% to income before income taxes. The significant items causing these differences are as follows:

	Years Ended December 31,
	2025	2024	2023
	(In Millions)
Provision computed at statutory rate	$364	$31	$1
Tax impact from surplus including reinsurance	90	24	(20)
Taxable derivative gains	23	49	46
Tax impact from affiliates	3	22	(3)
Tax exempt interest	(12)	(9)	(9)
Taxes allocated under tax sharing agreement	(13)	(16)	(19)
Interest accrual	(17)	(25)
Tax credits	(27)	(19)	(18)
Separate account dividends received deduction	(28)	(29)	(26)
Other	(6)	(15)	(10)
Total statutory income tax	$377	$13	($58)

Federal income taxes incurred	$307	$71	$36
Change in net deferred income taxes	70	(58)	(94)
Total statutory income tax	$377	$13	($58)

As of December 31, 2025, the Company had $99 million of tax credit carry-forwards that originated in 2023 and 2024 and expire in 2043 and 2044.

The Company had no adjustments of DTAs and DTLs for enacted changes in tax laws or a change in tax status other than the impact from the One Big Beautiful Bill Act (OBBB) discussed below. The Company had no adjustments to gross DTAs because of a change in circumstances that causes a change in judgment about the realizability of the related DTAs.

The following are income taxes incurred in the current and prior years that will be available for recoupment in the event of future net losses:

	Ordinary	Capital
	(In Millions)
2025 estimated		$64
2024
2023		41

The Company had no federal or foreign income tax loss contingencies for which it is reasonably possible that the total liability will significantly increase within 12 months from December 31, 2025.

PMHC and its subsidiaries file income tax returns in the U.S. Federal and various state jurisdictions. PMHC is under continuous audit by the Internal Revenue Service (IRS) and is audited periodically by some state taxing authorities. The IRS is currently examining PMHC’s tax returns for the years ended December 31, 2013 through 2022. The exam of the Federal tax returns through tax years ended December 31, 2012 has been completed and certain issues are under appeals. The State of California is auditing the tax year ended December 31, 2009 and certain issues are under protest. The Company does not expect the current Federal and California audits to result in any material assessments.

The Inflation Reduction Act enacted on August 16, 2022 was effective January 1, 2023 and imposed a 15% Corporate Alternative Minimum Tax (CAMT) on corporations with three‑year average adjusted financial statement income over $1.0 billion. The Company is part of the PMHC consolidated group which has determined that it is an applicable reporting entity for purposes of the CAMT beginning in 2024. CAMT has not been recognized in the Company's financial statements - statutory basis for the years ended December 31, 2025 and 2024 because the PMHC consolidated group's regular tax liability exceeded its CAMT liability.

In July 2025, OBBB was enacted into law. The legislation includes a broad range of tax reform provisions affecting businesses, including extensions and modifications to certain provisions of the Tax Cuts & Jobs Act, as well as expansions and accelerations of provisions under the Inflation Reduction Act. While most provisions are effective January 1, 2026, certain provisions are retroactive to an earlier date in 2025. The Company has evaluated the impact of OBBB and concluded that it does not have a material impact on the financial statements - statutory basis for the year ended December 31, 2025.

7.	BORROWED MONEY

The Company maintains a commercial paper program with $1.0 billion of capacity as of December 31, 2025 and 2024. There was no commercial paper debt outstanding as of December 31, 2025 and 2024. In May 2025, the Company entered into a new senior revolving credit facility with a total borrowing capacity of $1.5 billion, replacing its existing $1.0 billion facility. The new facility includes Pacific Life Re International Limited (RIBM), a wholly-owned indirect subsidiary of Pacific LifeCorp, as an additional borrower and has a maturity date of May 2030. Under the terms of the agreement, the Company and Pacific LifeCorp may borrow up to the full commitment amount, while RIBM may borrow up to $500 million. This facility serves as a back-up line of credit to the commercial paper program. Borrowings under this facility bear interest at variable rates. There were no amounts outstanding as of December 31, 2025 and 2024. The revolving credit facility has certain debt covenants and the Company was in compliance with those debt covenants as of December 31, 2025.

The Company maintains a reverse repurchase line of credit with an unaffiliated financial institution. There was no debt outstanding in connection with this line of credit as of December 31, 2025 and 2024.

The Company is a member of the Federal Home Loan Bank (FHLB) of Topeka. Through its membership, the Company has conducted business activity (borrowings) with the FHLB. The Company may utilize these funds for spread margin business or as a source of additional liquidity. The Company's estimated maximum borrowing capacity (after taking into account required collateralization levels) was $9.2 billion and $7.8 billion as of December 31, 2025 and 2024, respectively. However, asset eligibility determination is subject to the FHLB's discretion and to the availability of qualifying assets at the Company.

The advances received as additional liquidity under short-term debt arrangements are accounted for as borrowed money under SSAP No. 15, Debt and Holding Company Obligations. In addition, the Company issues funding agreements to the FHLB in exchange for cash advances. As such, the Company applies SSAP No. 52, Deposit-Type Contracts, accounting treatment to these funds, consistent with its other deposit-type contracts.

The collateral pledged to the FHLB is as follows:

	December 31, 2025			December 31, 2024
	Fair Value	Carrying Value	Aggregate Total Borrowing	Fair Value	Carrying Value	Aggregate Total Borrowing
	(In Millions)
General Account: (1)
Total collateral pledged	$13,286	$13,580	$2,290	$10,930	$11,609	$1,690
Maximum collateral pledged	13,286	13,580	2,290	10,930	11,609	1,690

(1)	The Company has a Subsidiary Collateral and Security Agreement with PAH to pledge certain affiliate collateral to the FHLB on behalf of the Company.

The amount borrowed from the FHLB is as follows:

	December 31, 2025		December 31, 2024
	General Account	Funding Agreement Reserves Established	General Account	Funding Agreement Reserves Established
	(In Millions)
Funding agreements	$2,290	$2,298	$1,690	$1,696
Total	$2,290	$2,298	$1,690	$1,696

The maximum borrowing from FHLB is as follows:

	General Account
	Years Ended December 31,
	2025	2024
	(In Millions)
Debt	$354	$100
Funding agreements	2,290	1,890
Total	$2,644	$1,990

The Company's debt borrowings from FHLB are not subject to prepayment obligations. The Company's funding agreements with the FHLB are subject to prepayment obligations.

The Company is required to purchase stock in FHLB of Topeka each time it receives an advance. As of December 31, 2025 and 2024, the Company held $105 million and $78 million, respectively, of restricted FHLB of Topeka stock, primarily consisting of membership Class B stock, which is recorded in common stock. None of the membership stock is eligible for redemption.

In March 2025, the Company entered into an agreement with the Federal Agricultural Mortgage Corporation (Farmer Mac), under which the Company can issue up to $900 million of funding agreements to a subsidiary of Farmer Mac. The Company may utilize these funds for spread margin business or as a source of additional liquidity. As of December 31, 2025, the Company had $100 million of fixed rate funding agreements with Farmer Mac. As of December 31, 2025, agricultural mortgage loans of $896 million were pledged as collateral for the funding agreements.

8.	CAPITAL AND SURPLUS

DIVIDEND RESTRICTIONS

The payment of dividends by the Company to Pacific LifeCorp is subject to restrictions set forth in the State of Nebraska insurance laws. These laws require (i) notification to the NE DOI for the declaration and payment of any dividend and (ii) approval by the NE DOI for accumulated dividends within the preceding twelve months that exceed the greater of 10% of statutory policyholder surplus as of the preceding December 31 or statutory net gain from operations for the preceding twelve months ended December 31. Based on these restrictions and 2025 statutory results, the Company could pay up to $918 million in dividends in 2026 to Pacific LifeCorp, without prior approval by the NE DOI, subject to the notification requirement. Within the dividend restrictions, there are no restrictions placed on the portion of Company profits that may be paid as ordinary dividends to stockholders. There are no other restrictions on unassigned surplus.

The Company paid a $50 million ordinary cash dividend to Pacific LifeCorp during the year ended December 31, 2025. No dividends were paid during the years ended December 31, 2024 and 2023.

UNASSIGNED SURPLUS

The portion of unassigned surplus represented or reduced by cumulative net unrealized gains was $1.7 billion and $1.2 billion as of December 31, 2025 and 2024, respectively.

SPECIAL SURPLUS FUNDS

During the years ended December 31, 2025 and 2024, changes in the balance of special surplus funds from the prior year were due to admittance of negative IMR and unrealized gain/(loss) from derivatives under SSAP No. 108. There were no significant changes in the balance of special surplus funds for the year ended December 31, 2023.

SURPLUS NOTES

The carrying values of surplus notes are shown below:

	December 31,
	2025	2024
	(In Millions)
2009 Surplus Notes	$300	$300
2013 Surplus Note	406	406
2017 Surplus Notes	749	749
2025 Surplus Notes	750
Total	$2,205	$1,455

2009 Surplus Notes:

In June 2009, the Company issued $1.0 billion of surplus notes at a fixed interest rate of 9.25%, maturing in June 2039 (2009 Surplus Notes). Interest is payable semiannually on June 15 and December 15. The 2009 Surplus Notes were issued pursuant to Rule 144A under the Securities Act of 1933. Total interest and principal paid on a cumulative basis was and $1.1 billion and $700 million, respectively, as of December 31, 2025. Interest paid on the 2009 Surplus Notes amounted to $28 million for the years ended December 31, 2025, 2024 and 2023, and is included in net investment income. During the years ended December 31, 2025 and 2024, no principal was paid. In September 2022, with the approval of the Director of the NE DOI, the Company repurchased and retired $85 million of the 2009 Surplus Notes. The Company may redeem all or a portion of the 2009 Surplus Notes at its option, subject to the prior approval of the Director of the NE DOI for such optional redemption. The 2009 Surplus Notes are unsecured and subordinated to all present and future senior indebtedness and policy claims of the Company. Each payment of interest on and the repayment of principal of the 2009 Surplus Notes may be made only out of the Company’s surplus and with the prior approval of the Director of the NE DOI. The Company entered into interest rate swaps converting these surplus notes to variable rate notes based upon the London Interbank Offered Rate (LIBOR). During the year ended December 31, 2011, the interest rate swaps were terminated. Deferred gains related to the termination of the interest rate swaps were recorded directly to surplus in other surplus adjustments and are amortized as a reduction of interest expense over the life of the surplus notes using the effective interest method. As of December 31, 2025, total unamortized gains were $76 million. Amortization totaled $3 million for the years ended December 31, 2025, 2024 and 2023.

2013 Surplus Note:

In January 2013, the Company issued a $500 million, 30-year surplus note to its parent, Pacific LifeCorp, at a fixed interest rate of 5.125%, with semi-annual interest payments due January 25 and July 25, maturing in January 2043 (2013 Surplus Note). Each payment of interest on and the repayment of principal of the 2013 Surplus Notes may be made only out of the Company’s surplus and with the prior approval of the Director of the NE DOI. The 2013 Surplus Note is unsecured and subordinated to all present and future senior indebtedness and policy claims of the Company. Total interest and principal paid on a cumulative basis was $275 million and $90 million, respectively, as of December 31, 2025. Interest paid on the 2013 Surplus Note amounted to $12 million, $21 million and $21 million for the years ended December 31, 2025, 2024 and 2023, respectively, and is included in net investment income. There was no principal paid during the years ended December 31, 2025, 2024 and 2023.

2017 Surplus Notes:

In October 2017, with the approval of the Director of the NE DOI, the Company issued $750 million of 4.3% surplus notes maturing in October 2067 (2017 Surplus Notes). The 2017 Surplus Notes accrue interest at a fixed rate of 4.3% through October 23, 2047, and thereafter until maturity at a floating rate equal to the three-month LIBOR for deposits in U.S. dollars plus 2.796%. The loan agreement contains fallback language in the event LIBOR becomes unavailable. Interest is payable semiannually on April 24 and October 24 until and including October of 2047, and thereafter quarterly on January 24, April 24, July 24 and October 24 of each year, commencing on January 24, 2048. Total interest and principal paid on a cumulative basis was $258 million and zero, respectively, as of December 31, 2025. Interest paid on the 2017 Surplus Notes amounted to $32 million for the years ended December 31, 2025, 2024 and 2023, and is included in net investment income. There was no principal paid during the years ended December 31, 2025, 2024 and 2023.

The 2017 Surplus Notes were issued pursuant to Rule 144A under the Securities Act of 1993. The Company may redeem all or a portion of the 2017 Surplus Notes at its option any time on or after October 2047 at the redemption price described under the terms of the 2017 Surplus Notes subject to the prior approval of the Director of the NE DOI for such optional redemption. Each payment of interest on and the repayment of principal of the 2017 Surplus Notes may be made only out of the Company’s surplus and with the prior approval of the Director of the NE DOI. The 2017 Surplus Notes are unsecured and subordinated to all present and future senior indebtedness and policy claims of the Company.

2025 Surplus Notes:

In September 2025, with the approval of the Director of the NE DOI, the Company issued $750 million surplus notes at a fixed interest rate of 5.95%, maturing on September 15, 2055 (2025 Surplus Notes). Interest is payable semiannually on March 15 and September 15. The 2025 Surplus Notes were issued pursuant to Rule 144A under the Securities Act of 1933. The Company may redeem all or a portion of the 2025 Surplus Notes at its option, subject to the prior approval of the Director of the NE DOI for such optional redemption. Each payment of interest on and the repayment of principal of the 2025 Surplus Notes may be made only out of the Company's surplus and with the prior approval of the Director of the NE DOI. The 2025 Surplus Notes are unsecured and subordinated to all present and future senior indebtedness and policy claims of the Company.

9.	RELATED PARTY TRANSACTIONS

The Company provides certain subsidiaries and affiliates with services that are routine in nature. Fees for these services are determined using cost allocations or a negotiated basis intended to reflect market prices. The Company provides investment and administrative services for certain subsidiaries and affiliates under administrative services agreements. Effective March 2024, PL&A provides certain administrative and special services to the Company under an administrative service agreement. For the years ended December 31, 2025, 2024 and 2023, the Company received $158 million, $132 million and $138 million, respectively, for services provided to, and paid $20 million, $17 million, and $16 million, respectively, for services received from certain subsidiaries and affiliates, which are included in operating expenses. As of December 31, 2025 and 2024, the Company reported $127 million and $338 million, respectively, due from other affiliated companies. It is the Company’s practice to settle these amounts no later than 90 days after the due date.

In connection with the operations of certain subsidiaries, the Company has made commitments to provide for additional capital funding as may be required. In connection with the operations of PLFA, the Company and PL&A are obligated to contribute additional capital funding as may be required according to their respective membership percentages.

The following table presents capital contributions to subsidiaries:

	Years Ended December 31,
	2025	2024	2023
	(In Millions)
PL&A			$49
PAH	$3,850	$2,507	1,061
Total	$3,850	$2,507	$1,110

Distributions to the Company from subsidiaries are summarized below:

	Years Ended December 31,			Years Ended December 31,
	2025	2024	2023	2025	2024	2023
	Net Investment Income			Return of Capital
	(In Millions)
PAH	$409	$50	$212	$1,006	$604	$249
PLFA	78	91	98
PAR Vermont					50
PGAM	32	21		3		40
Total	$519	$162	$310	$1,009	$654	$289

PSD primarily serves as the distributor of registered investment-related products and services, principally variable life and annuity contracts issued by the Company and PL&A. In connection with PSD’s distribution of these variable life and annuity contracts for the Company and PL&A, the Company incurred commission expense of $738 million, $582 million and $486 million during the years ended December 31, 2025, 2024 and 2023, respectively. A service plan was adopted by the Pacific Select Fund whereby the Pacific Select Fund pays PSD, as distributor of the funds, a service fee in connection with services rendered or procured for shareholders of the fund or their variable contract owners. These services may include, but are not limited to, payment of compensation to broker-dealers, including PSD itself, and other financial institutions and organizations, which assist in providing any of the services. From these service fees, PSD reimbursed the Company $73 million, $74 million and $69 million, included in commission expense, for the years ended December 31, 2025, 2024 and 2023, respectively. PSD also offers limited retail broker-dealer services that include selling variable annuities issued by the Company to customers advised by third-party fiduciaries such as trust companies and registered investment advisers. With respect to these sales, PSD acts as the broker-dealer of record for the initial sale, but does not receive commissions.

The Company’s structured settlement transactions are typically designed such that an affiliated assignment company assumes settlement obligations from external parties in exchange for consideration. The affiliated assignment company then funds the assumed settlement obligations by purchasing annuity contracts from the Company. Consequently, substantially all of the Company’s structured settlement annuities are sold to an affiliated assignment company. Included in the liability for aggregate reserves are insurance contracts with the affiliated assignment company with contract values of $3.8 billion and $3.5 billion as of December 31, 2025 and 2024, respectively. Related to these contracts, the Company received $487 million, $78 million, and $241 million of premiums and annuity considerations and paid $226 million, $219 million and $217 million of current and future policy benefits for the years ended December 31, 2025, 2024 and 2023, respectively. In addition, included in the liability for deposit-type contracts are insurance contracts with the affiliated assignment company of $6.7 billion and $5.9 billion as of December 31, 2025 and 2024, respectively.

The Company has reinsurance agreements with subsidiaries and affiliates. See Note 10.

In June 2022, the Company entered into a promissory note with Pacific LifeCorp to borrow up to $200 million at a variable interest rate. There were no borrowings outstanding as of 2024. The promissory note matured on March 31, 2025.

The Company has an agreement with PL&A to lend up to $100 million at a variable interest rate. There were no borrowings outstanding as of December 31, 2025 and 2024.

The Company also has an intercompany uncommitted revolving credit facility with affiliates to lend or borrow funds. Under the agreement, the Company can lend or borrow up to 3% of the Company's admitted assets to certain affiliates as of the preceding December 31. The aggregate total borrowing of all outstanding loans is limited to $3.0 billion including any outstanding loans under other affiliate lending agreements. The amount outstanding under the facility was zero and $200 million at an interest rate of 4.71% as of December 31, 2025 and 2024, respectively.

The Company entered into agreements with Pacific Life Re (Australia) Pty Limited (PLRA), RIBM and RGBM, all such entities being wholly-owned indirect subsidiaries of Pacific LifeCorp, to guarantee the performance of reinsurance obligations of PLRA, RIBM and RGBM, respectively. The guarantees for PLRA and RIBM are secondary to the guarantees provided by Pacific LifeCorp and would only be triggered in the event of nonperformance by PLRA or RIBM and Pacific LifeCorp. PLRA, RIBM and RGBM each pay the Company a fee for their respective guarantees. Management believes that obligations, if any, related to the guarantee agreements are not likely to have a material adverse effect on the Company's financial statements - statutory basis.

During the years ended December 31, 2025, 2024 and 2023, participants previously covered by a group annuity contract at the Company were transferred to PL&A. As a result, the Company surrendered premium revenue and decreased reserves by $8 million, $51 million and $8 million, respectively.

10.	REINSURANCE

The Company has reinsurance contracts with other insurance companies and affiliates to limit potential losses, reduce exposure from larger risks, and provide additional capacity for growth. As part of its risk management process, the Company routinely evaluates its reinsurance programs and may change retention limits, reinsurers, or other features at any time.

The ceding of risk does not discharge the Company from its primary obligations to contract owners. To the extent that the assuming companies become unable to meet their obligations under reinsurance contracts, the Company remains liable. The Company evaluates the financial strength and stability of each reinsurer prior to entering into each reinsurance contract and throughout the period that the reinsurance contract is in place.

Reserve adjustments on reinsurance ceded in the statements of operations - statutory basis relate to amounts ceded by the Company in connection with modified coinsurance reinsurance agreements. These amounts primarily represent ceded current and future policy benefits, net investment income, and net realized capital gains (losses) less tax related to these agreements.

All assets associated with business reinsured on a modified coinsurance basis remain with, and under the control of, the Company.

For the years ended December 31, 2025, 2024 and 2023, premiums assumed were $438 million, $(9) million and $1.0 billion, respectively, and premiums ceded were $5.8 billion, $3.3 billion and $12.7 billion, respectively. As of December 31, 2025 and 2024, reserve credits recorded on ceded reinsurance were $22.5 billion and $19.0 billion, respectively.

Amounts recoverable from reinsurers on paid losses, included in other assets, were $321 million and $305 million as of December 31, 2025 and 2024, respectively, of which $75 million and $107 million, respectively, related to affiliates. Reinsurance recoveries for unpaid losses, included in other liabilities, totaled $440 million and $370 million as of December 31, 2025 and 2024, respectively, of which $112 million and $99 million, respectively, related to affiliates.

Restricted assets held under modified coinsurance reinsurance agreements and their related liabilities in the general account were $3.1 billion as of December 31, 2025. Restricted assets held under modified coinsurance reinsurance agreements and their related liabilities in the separate account were $1.4 billion as of December 31, 2025.

Restricted assets held under funds withheld reinsurance agreements and their related liabilities in the general account were $13.2 billion as of December 31, 2025.

The estimated amount of the aggregate reduction in surplus of termination of all reinsurance agreements, by either party, was $4.8 billion and $2.7 billion as of December 31, 2025 and 2024, respectively.

The Company had ceded and assumed reinsurance contracts in place with Scottish Re (U.S.), Inc. (Scottish Re), a reinsurer whose financial condition deteriorated. In March 2019, Scottish Re's domiciliary state regulator issued a rehabilitation and injunction order, in which the regulator shall conduct and continue business of the reinsurer. In July 2023, the court granted a liquidation order for Scottish Re, which terminated the reinsurance contracts as of September 30, 2023. Scottish Re's reinsurance recoverable amounts from paid claims incurred prior to the reinsurance contract cancellation and which are not in dispute were $15 million as of December 31, 2025 and 2024, and are reported in other assets. Total amounts recoverable from Scottish Re's estate for claims incurred before the reinsurance contract cancellation and other amounts expected to be recovered were $1 million and $9 million, respectively, as of December 31, 2025 and 2024, and were nonadmitted. The net amount owed to Scottish Re’s estate was $45 million and $46 million as of December 31, 2025 and 2024, respectively, consisting of $60 million of contract claims reported in other liabilities and $15 million of uncollected premiums reported in other assets as of December 31, 2025 and $61 million of contract claims reported in other liabilities and $15 million of uncollected premiums reported in other assets as of December 31, 2024. As of December 31, 2025, timing of expected settlements of the reinsurance recoverables remains uncertain. The Company does not expect the reinsurer's financial deterioration to have a material adverse effect on the Company's financial statements - statutory basis as of December 31, 2025.

As part of a strategic alliance, the Company reinsures risks associated with policies written by an independent producer group primarily through modified coinsurance arrangements with this producer group's reinsurance company. Premiums ceded to this producer group amounted to $994 million, $474 million and $423 million for the years ended December 31, 2025, 2024 and 2023, respectively. Direct premiums written or produced by this producer group amounted to $1.6 billion, $497 million and $409 million for the years ended December 31, 2025, 2024 and 2023, respectively.

The Company has issued policies that have been reinsured by Union Hamilton Reinsurance, Ltd., a Bermuda based subsidiary, which is wholly-owned by Wells Fargo & Company. Wells Fargo & Company provides a broad range of retail banking and brokerage, asset and wealth management, and corporate and investment banking products and services.

Effective April 2023, the Company entered into an agreement with Security Life of Denver Insurance Company to recapture two coinsurance/Yearly Renewable Term (YRT) agreements ceding varying amounts of mortality risk related to specific life business. For the year ended December 31, 2023, the coinsurance/YRT reserves recaptured were $354 million, reported in current and future policy benefits, and the assets received were $215 million, reported in premiums and annuity considerations.

In September 2023, the Company signed an indemnity reinsurance agreement with Hannover Life Reassurance Company of America (Bermuda) LTD to cede risks under certain indexed universal life insurance policies issued by the Company, effective December 31, 2023. The reinsurance will be on a coinsurance basis in respect of the Coinsurance Benefits under the Coinsured Policies and on a YRT basis in respect of the YRT benefits under the YRT reinsured policies. The amount of reserve credits taken was $12.2 billion as of December 31, 2024.

In April 2025, the Company executed a novation agreement transferring term life business reinsured from other direct writers to Hannover Life Reassurance Company of America (HLRUS). Under the terms of the novation, HLRUS assumed all of the Company's rights and obligations thereunder and became the direct reinsurer with the ceding companies. The Company derecognized assumed reserves of $113 million, net of the ceded impact of $92 million, offset by a cash settlement of $15 million, for a net gain of $6 million.

In August 2025, the Company and PL&A entered into an Assumption Reinsurance Agreement (the ARA) with Guaranty Association Benefits Company (GABC) pursuant to which the Company and PL&A will assume all of the remaining GABC liabilities previously assumed by GABC under the Restructuring Agreement (as defined below, and such liabilities, the GABC Liabilities) which was approved by the Liquidation Order (as defined below). The GABC Liabilities consist of certain remaining annuity obligations of the insolvent Executive Life Insurance Company of New York (ELNY), as restructured and enhanced under that certain Agreement of Restructuring in Connection with the Liquidation of Executive Life Insurance Company of New York, dated April 2012 (the Restructuring Agreement). In April 2012, the Supreme Court of the State of New York, County of Nassau (the Liquidation Court) entered an Order of Liquidation and Approval of the ELNY Restructuring Agreement (the Liquidation Order), which approved the Restructuring Agreement. The Restructuring Agreement provides that GABC should seek to transfer all of its assumed liabilities to a commercial insurer; hence, GABC entered the ARA with the Company and PL&A.

In December 2025, GABC gave public notice that it has petitioned the Liquidation Court for an order, in furtherance of the Liquidation Order to, inter alia, approve the ARA and the transactions it contemplates. A hearing on the petition is scheduled for March 2026 at the Liquidation Court. The assumption will have no significant impact to the Company's operations or surplus position.

CEDED AFFILIATED REINSURANCE

The Company utilizes affiliated reinsurers to mitigate the statutory capital impact of NAIC Model Regulation “Valuation of Life Insurance Polices” (Regulation XXX) and NAIC Actuarial Guideline 38 on the Company’s universal life products with flexible duration no lapse guarantee rider (FDNLGR) benefits. PAR Vermont and PBRC are Vermont based special purpose financial insurance companies subject to regulatory supervision by the Vermont Department of Financial Regulation. PAR Vermont and PBRC are wholly-owned subsidiaries of the Company and accredited authorized reinsurers in Nebraska. The Company cedes certain level term life insurance to PBRC and FDNLGR benefits to PAR Vermont and PBRC. Economic reserves, as defined in the PAR Vermont and PBRC reinsurance agreements, are supported by cash and invested and other assets, including funds withheld at the Company.

The reinsurance agreement with PBRC is subject to the requirements of NAIC Actuarial Guideline 48. The reinsurance agreement was effective January 1, 2015 and covers certain level term insurance policies and the FDNLGR benefits on certain covered policies issued from January 1, 2015 through December 31, 2019. For this reinsurance agreement, funds consisting of certain defined assets (Primary Security) in an amount at least equal to the minimum amount required of Primary Security are held by the Company as security under the reinsurance agreement on a funds withheld basis. Funds consisting of other security in an amount at least equal to the portion of the statutory reserves, as to which Primary Security is not held, are held in a trust on behalf of the Company as security under the reinsurance agreement.

The Company has reinsurance agreements with RGBM through which the Company retrocedes statutory reserves for a majority of the underlying YRT treaties on a 100% coinsurance basis to RGBM. As of June 2021, RGBM is recognized as a Reciprocal Jurisdiction Reinsurer in Nebraska.

Effective September 2024, the Company entered into a coinsurance with funds withheld agreement to cede certain group annuities to RGBM. As of December 31, 2024, the Company recognized a reserve credit of $1.0 billion. The transaction generated a gain, net of tax, of $134 million which was reported in unassigned surplus and will be recognized in future periods as earnings emerge from the business reinsured in accordance with NAIC SAP Appendix A-791.

Effective September 2025, the Company entered into a modified coinsurance agreement to cede certain group annuities to RGBM. As part of this new agreement, the Company recognized a deferred reinsurance gain in unassigned surplus of $139 million. The Company will recognize these gains in the income statement with corresponding reductions in surplus during future periods as earnings emerge from the business reinsured in accordance with NAIC SAP Appendix A-791.

Effective September 2025, the Company also amended and restated its existing coinsurance with funds withheld agreement with RGBM, originally effective September 2024, to cede an additional block of certain group annuities. As part of this new agreement, the Company recognized reserve credit of $2.5 billion and a deferred reinsurance gain in unassigned surplus of $200 million. The Company will recognize these gains in the income statement with corresponding reductions in surplus during future periods as earnings emerge from the business reinsured in accordance with NAIC SAP Appendix A-791.

Effective December 2025, the Company entered into a 100 percent quota share, coinsurance agreement to cede certain term life policies to RGBM. As part of this new agreement, the Company recognized a reserve credit of $389 million and a deferred reinsurance gain in unassigned surplus of $184 million. The Company will recognize these gains in the income statement with corresponding reductions in surplus during future periods as earnings emerge from the business reinsured in accordance with NAIC SAP Appendix A-791.

The Company has assumed reinsurance agreements with affiliated reinsurer RIBM through which the Company provides two longevity reinsurance solutions associated with individual annuities and pension schemes. Reserves assumed through this agreement totaled $2.1 billion and $2.0 billion as of December 31, 2025 and 2024, respectively.

Effective January 2024, an amendment was made to the existing in-force longevity treaties between the Company and RIBM. The Company increased the quota share assumed under the treaties and paid a ceding commission of $221 million to RIBM due to this transaction.

In December 2024, a retrocession treaty between the Company and RIBM was terminated. As of December 31, 2024, the Company derecognized $568 million of reserves and recognized a gain, net of tax, of $5 million.

During 2024, RIBM terminated certain assumed longevity reinsurance agreements in exchange for cash consideration of $81 million. This consideration was retroceded fully to the Company as part of the retrocession arrangement between RIBM and the Company.

11.	EMPLOYEE BENEFIT PLANS

PENSION PLAN

The Company maintains a Supplemental Executive Retirement Plan (SERP) for certain eligible employees. The SERP is a non-qualified defined benefit plan. As of December 31, 2025 and 2024, the benefit obligation and total liability recognized were $86 million and $80 million, respectively. The accrued benefit costs were $65 million and $63 million and the liability for pension benefits was $21 million and $17 million as of December 31, 2025 and 2024, respectively. The fair value of plan assets as of December 31, 2025 and 2024 was zero. Total net periodic benefit cost was $8 million, $8 million and $14 million for the years ended December 31, 2025, 2024 and 2023, respectively. Amounts in unassigned surplus that have not yet been recognized as components of net period benefit cost consisted of net prior service cost of zero and $1 million and net recognized gains of $21 million and $16 million as of December 31, 2025 and 2024, respectively.

Weighted average assumptions are as follows:

	Years Ended December 31,
Net Periodic Benefit Costs:	2025	2024	2023
Weighted average discount rate	5.10%	5.65%	5.30%
Interest crediting rates/Pre-1994 Retiree Reimbursement Agreement (RRA) subsidy increase (for cash balance plan and other plans with promised interest crediting rates)	5.20%	5.00%	5.00%

	December 31,
	2025	2024
Projected Benefit Obligations:
Weighted average discount rate	4.90%	5.10%
Interest crediting rates/Pre-1994 RRA subsidy increase (for cash balance plan and other plans with promised interest crediting rates)	5.45%	5.20%

The following estimated future payments, which reflect expected future service, as appropriate, are expected to be paid for the pension and postretirement plans:

Amount
(In Millions)
Years Ending December 31:
2026	$7
2027	8
2028	9
2029	9
2030	10
2031 through 2035	51

POSTRETIREMENT BENEFIT PLAN

The Company provides a postretirement defined benefit health care reimbursement plan (the Plan) that provides benefits for eligible retirees and their dependents. As of December 31, 2025 and 2024, the benefit obligation and total liability recognized were $4 million. The accrued benefit costs were $4 million and $5 million and the liability (asset) for pension benefits was $1 million and $(1) million as of December 31, 2025 and 2024, respectively. The fair value of the plan assets as of December 31, 2025 and 2024 was zero. The Company reserves the right to modify or terminate the Plan at any time. As in the past, the general policy is to fund these benefits on a pay-as-you-go basis.

RETIREMENT INCENTIVE SAVINGS PLAN

The Company provides a Retirement Incentive Savings Plan (RISP) covering all eligible employees. The Company’s RISP matches 100% of each employee’s contribution, up to a maximum of 5% of eligible employee compensation. The Company’s match plus other contributions made by the Company to the RISP amounted to $62 million, $58 million and $51 million for the years ended December 31, 2025, 2024 and 2023, respectively.

OTHER PLANS

The Company has deferred compensation plans that permit eligible employees to defer portions of their compensation and earn interest on the deferred amounts. The interest rate is determined quarterly. The compensation that has been deferred has been accrued and the primary expense related to this plan, other than compensation, is interest on the deferred amounts. As of December 31, 2025 and 2024, the deferred amounts were $190 million and $175 million, respectively. The plan was credited $15 million, $13 million and $11 million for the years ended December 31, 2025, 2024 and 2023, respectively.

12.	RESERVES FOR LIFE CONTRACTS AND ANNUITY CONTRACTS AND CHANGE IN INCURRED LOSSES AND LOSS ADJUSTMENT EXPENSES

For whole life and term life policies with flat extra premium, the reserve consists of the regular standard reserve plus 50% of such extra premium. For whole life policies with a substandard rating, the reserve consists of the regular standard reserve plus an extra reserve based on an appropriate multiple of the valuation mortality table. For other policies with a substandard rating or flat extra, mean reserves are based on an appropriate multiple of or addition to the valuation mortality table.

As of December 31, 2025 and 2024, the Company had $9.0 billion and $12.0 billion, respectively, of insurance in force for which gross premiums are less than the net premiums according to the valuation standard set by the State of Nebraska.

For traditional policies, tabular interest, tabular less actual reserve released, and tabular cost have been determined by formula as described by the NAIC instructions. For non-traditional universal life type policies, the tabular interest and tabular cost are based on the actual interest credited to and monthly deductions from the policies. For some deferred annuity policies and some immediate payout policies, tabular interest was calculated using basic data.

The tabular interest on deposit funds not involving life contingencies has been determined from actual interest credited to deposits.

The components for other reserve changes, which include the changes in separate account fair value, surrender or alternative comparison values, partial withdrawals, changes in deficiency reserves, changes in CRVM expense allowances, and changes in additional actuarial reserves for Actuarial Guideline 38, are as follows:

	December 31,
	2025	2024
	(In Millions)
Ordinary
Life insurance	($151)	$111
Individual annuities	14	(4)
Group
Annuities	122	(25)
Total	($15)	$82

As of December 31, 2025 and 2024, there were $18 million and $21 million, respectively, in aggregate reserves for accident and health contracts.

13.	ANALYSIS OF ANNUITY ACTUARIAL RESERVES AND DEPOSIT-TYPE CONTRACT LIABILITIES BY WITHDRAWAL CHARACTERISTICS

The tables below describe withdrawal characteristics of individual annuities, group annuities and deposit-type contracts:

Individual Annuities:	December 31, 2025
	General Account	Separate Account With Guarantees	Separate Account Nonguaranteed	Total	% of Total
	($ In Millions)
Subject to discretionary withdrawal:
With market value adjustment	$14,493	$2,381		$16,874	18%
At book value less current surrender charge of 5% or more (1)	9,589			9,589	10%
At fair value			$51,133	51,133	54%
Total with market value adjustment or at fair value	24,082	2,381	51,133	77,596	82%
At book value without adjustment	9,693			9,693	10%
Not subject to discretionary withdrawal	7,264		3	7,267	8%
Total (gross: direct + assumed)	41,039	2,381	51,136	94,556	100%
Reinsurance ceded	1,143			1,143
Total (net)	$39,896	$2,381	$51,136	$93,413

Amount included at book value less current surrender charge of 5% or more that will move to at book value without adjustment for the first time within the year after the statement date:	$1,464			$1,464

(1) Withdrawal characteristic categories were evaluated using effective surrender charge rates, where applicable.

Group Annuities:	December 31, 2025
	General Account	Separate Account With Guarantees	Separate Account Nonguaranteed	Total	% of Total
	($ In Millions)
Subject to discretionary withdrawal:
At fair value			$68	$68	0%
Not subject to discretionary withdrawal	$7,265	$10,480		17,745	100%
Total (gross: direct + assumed)	7,265	10,480	68	17,813	100%
Reinsurance ceded	3,440			3,440
Total (net)	$3,825	$10,480	$68	$14,373

Deposit-type Contracts:	December 31, 2025
	General Account	Separate Account Nonguaranteed	Total	% of Total
	($ In Millions)
Subject to discretionary withdrawal:
With market value adjustment	$202		$202	1%
At fair value		$7	7	0%
Total with market value adjustment or at fair value	202	7	209	1%
At book value without adjustment	4,589		4,589	12%
Not subject to discretionary withdrawal	32,891		32,891	87%
Total (gross: direct + assumed)	37,682	7	37,689	100%
Reinsurance ceded
Total (net)	$37,682	$7	$37,689

Total Individual and Group Annuities and Deposit-type Contracts:	December 31, 2025
	General Account	Separate Account With Guarantees	Separate Account Nonguaranteed	Total	% of Total
	($ In Millions)
Subject to discretionary withdrawal:
With market value adjustment	$14,695	$2,381		$17,076	11%
At book value less current surrender charge of 5% or more (1)	9,589			9,589	6%
At fair value			$51,208	51,208	34%
Total with market value adjustment or at fair value	24,284	2,381	51,208	77,873	51%
At book value without adjustment	14,282			14,282	10%
Not subject to discretionary withdrawal	47,420	10,480	3	57,903	39%
Total (gross: direct + assumed)	85,986	12,861	51,211	150,058	100%
Reinsurance ceded	4,583			4,583
Total (net)	$81,403	$12,861	$51,211	$145,475

(1) Withdrawal characteristic categories were evaluated using effective surrender charge rates, where applicable.

Total Individual and Group Annuities and Deposit-type Contracts:	December 31, 2024
	General Account	Separate Account With Guarantees	Separate Account Nonguaranteed	Total	% of Total
	($ In Millions)
Subject to discretionary withdrawal:
With market value adjustment	$16,362			$16,362	12%
At book value less current surrender charge of 5% or more (1)	7,795			7,795	6%
At fair value			$48,796	48,796	37%
Total with market value adjustment or at fair value	24,157		48,796	72,953	55%
At book value without adjustment	11,797			11,797	9%
Not subject to discretionary withdrawal	38,202	$8,654	2	46,858	36%
Total (gross: direct + assumed)	74,156	8,654	48,798	131,608	100%
Reinsurance ceded	2,689			2,689
Total (net)	$71,467	$8,654	$48,798	$128,919

(1) Withdrawal characteristic categories were evaluated using effective surrender charge rates, where applicable.

The following information is obtained from the applicable exhibit in the Company's Annual Statement and related Separate Accounts Annual Statement, both of which are filed with the NE DOI, and are provided to reconcile annuity reserves and deposit-type contract funds and other liabilities without life or disability contingencies to amounts reported in the Annual Statement:

	December 31,
	2025	2024
	(In Millions)
Annual Statement:
Annuities	$43,716	$42,664
Supplementary contracts with life contingencies	5	6
Deposit-type contracts and funding agreements	37,682	28,797
Subtotal	81,403	71,467

Separate Accounts Annual Statement:
Annuities	64,065	57,444
Other contract deposit funds	7	8
Subtotal	64,072	57,452

Total	$145,475	$128,919

14.	ANALYSIS OF LIFE ACTUARIAL RESERVES BY WITHDRAWAL CHARACTERISTICS

The tables below describe withdrawal characteristics of life actuarial reserves:

	December 31, 2025
	General Account			Separate Account - Nonguaranteed
	Account Value	Cash Value	Reserve	Account Value	Cash Value	Reserve
	(In Millions)
Subject to discretionary withdrawal, surrender values, or contract loans:
Universal life	$2,511	$2,955	$3,010
Universal life with secondary guarantees	5,439	5,380	8,716
Indexed universal life	226	179	193
Indexed universal life with secondary guarantees	21,462	19,082	21,140
Other permanent cash value life insurance	8,820	9,617	9,946
Variable universal life	3,672	3,626	3,836	$17,951	$17,667	$17,662
Miscellaneous reserves			1

Not subject to discretionary withdrawal or no cash values:
Term policies without cash value			1,805
Disability - active lives (1)			40
Disability - disabled lives			28
Miscellaneous reserves			909
Total (direct + assumed)	42,130	40,839	49,624	17,951	17,667	17,662
Reinsurance ceded			17,913
Total (net)	$42,130	$40,839	$31,711	$17,951	$17,667	$17,662

	December 31, 2024
	General Account			Separate Account - Nonguaranteed
	Account Value	Cash Value	Reserve	Account Value	Cash Value	Reserve
	(In Millions)
Subject to discretionary withdrawal, surrender values, or contract loans:
Universal life	$2,565	$3,025	$3,069
Universal life with secondary guarantees	5,500	5,449	8,634
Indexed universal life	184	138	150
Indexed universal life with secondary guarantees	18,504	16,547	18,308
Other permanent cash value life insurance	9,208	10,006	10,319
Variable universal life	3,649	3,609	3,795	$14,268	$14,053	$14,045
Miscellaneous reserves			1

Not subject to discretionary withdrawal or no cash values:
Term policies without cash value			1,475
Disability - active lives (1)			32
Disability - disabled lives			20
Miscellaneous reserves			899
Total (direct + assumed)	39,610	38,774	46,702	14,268	14,053	14,045
Reinsurance ceded			16,357
Total (net)	$39,610	$38,774	$30,345	$14,268	$14,053	$14,045

(1) Certain disability - active lives were reported in the first section instead of the Disability - active lives row in the second section since they are subject to discretionary withdrawal.

The table below describes the total withdrawal characteristics of life actuarial reserves for life and accident and health in the Company's Annual Statement and related Separate Accounts Annual Statement:

	December 31,
	2025	2024
	(In Millions)
Annual Statement:
Life insurance section	$30,592	$29,297
Disability - active lives section	645	600
Disability - disabled lives section	18	16
Miscellaneous reserves section	456	432
Subtotal	31,711	30,345

Separate Accounts Annual Statement:
Life insurance section	17,662	14,045
Total	$49,373	$44,390

15.	PREMIUM AND ANNUITY CONSIDERATIONS DEFERRED AND UNCOLLECTED

Deferred and uncollected life insurance premiums and annuity considerations are as follows:

	December 31, 2025		December 31, 2024
	Gross	Net of Loading	Gross	Net of Loading
	(In Millions)
Ordinary new business	($17)	($51)	($2)	($36)
Ordinary renewal	(341)	(348)	95	87
Group annuity	36	36	54	54
Total	($322)	($363)	$147	$105

16.	ELECTRONIC DATA PROCESSING EQUIPMENT AND SOFTWARE

Electronic data processing (EDP) equipment and non-operating software are carried at cost less accumulated depreciation and amortization and are included in other assets. The net amount of all non-operating software is nonadmitted. Depreciation and amortization expense is computed using the straight-line method over the lesser of the estimated useful life or three years for EDP equipment and five years for non-operating software. Costs incurred for the development of internal use non-operating software are capitalized and amortized using the straight-line method over the lesser of the estimated useful life or five years. Depreciation and amortization expense related to EDP equipment and non-operating software amounted to $35 million, $30 million and $25 million for the years ended December 31, 2025, 2024 and 2023, respectively.

Net admitted EDP equipment and non-operating software consist of the following:

	December 31,
	2025	2024
	(In Millions)
EDP equipment	$32	$39
Non-operating system software	393	367
Total	425	406
Accumulated depreciation and amortization	255	236
Net	170	170
Nonadmitted	167	164
Net admitted	$3	$6

17.	SEPARATE ACCOUNTS

The Company utilizes an insulated separate accounts to record and account for assets and liabilities related to variable annuities (individual and group), variable universal life and group annuities. The liabilities consist of reserves established to meet withdrawal and future benefit payment contractual provisions. Investment risk associated with market value changes are generally borne by the contract holders, except to the extent of the minimum guarantees made by the Company with respect to certain separate accounts. In addition, the Company has a non-insulated separate account for registered index-linked annuities.

In accordance with the products recorded within the separate accounts, some assets are considered legally insulated whereas others are not legally insulated from the general account. The legal insulation of the separate account assets prevents such assets from being generally available to satisfy claims resulting from the general account.

The assets legally insulated and not legally insulated from the general account are attributed to the following products:

	December 31, 2025		December 31, 2024
	Legally Insulated	Not Legally Insulated	Legally Insulated	Not Legally Insulated
	(In Millions)
Variable annuities	$52,050		$49,643
Variable universal life	17,957		14,396
Group annuities	9,818		8,075
Registered index-linked annuities		$3,164
Total	$79,825	$3,164	$72,114	$—

In accordance with the products recorded within the separate account, some separate account liabilities are guaranteed by the general account. In accordance with guarantees provided, if the investment proceeds are insufficient to cover the rate of return guaranteed for the product, the policyholder proceeds will be remitted by the general account. Asset adequacy testing includes variable universal life, group annuities, and variable annuities, excluding registered index-linked annuities, separate accounts.

The Company has separate accounts with guarantees comprised of registered index-linked annuities and the group annuities business where the general account guarantees annuity payments if the separate account is unable to do so. Registered index-linked annuities assets are carried at amortized cost, and the related reserves are non-indexed with a guarantee of 4% or less subject to discretionary withdrawal with market value adjustment. Assets of the group annuities business are carried at amortized cost and the Company establishes an AVR as required.The Company's separate accounts without guarantees consist of the variable annuities and variable universal life businesses, with assets carried at fair value.

To compensate the general account for the risk taken, the separate account paid risk charges for the years ended December 31, 2025, 2024, 2023, 2022 and 2021 of $341 million, $347 million, $355 million, $352 million and $347 million, respectively.

For the years ended December 31, 2025, 2024, 2023, 2022 and 2021, the general account paid $11 million, $15 million, $31 million, $35 million and $10 million, respectively, toward the separate account guarantees.

For the assets not measured at fair value, the following table shows the comparison of the amortized cost to the fair value and the unrealized gain (loss) that would have been recorded if the assets had been reported at fair value:

	December 31,
	2025	2024
	(In Millions)
Assets held at amortized cost	$12,287	$8,075
Fair value	12,090	7,566
Unrecorded unrealized gain (loss)	(197)	(509)

Information regarding the separate accounts of the Company is as follows:

	Separate Accounts with Guarantees				Separate Accounts with Guarantees
	Nonindexed Guarantee				Nonindexed Guarantee
	4% or Less	More than 4%	Without Guarantees	Total	4% or Less	More than 4%	Without Guarantees	Total
	Year Ended December 31, 2025				Year Ended December 31, 2024
	(In Millions)
Premiums, considerations or deposits	$2,355	$2,122	$6,781	$11,258		$2,375	$5,260	$7,635

	December 31, 2025				December 31, 2024
Reserves for accounts with assets at:	(In Millions)
Fair value			$68,873	$68,873			$62,843	$62,843
Amortized cost	$5,241	$7,620		12,861	$3,009	$5,645		8,654
Total	$5,241	$7,620	$68,873	$81,734	$3,009	$5,645	$62,843	$71,497

Reserves by withdrawal characteristics:
Subject to discretionary withdrawal:
With market value adjustment	$2,381			$2,381
At fair value			$68,870	68,870			$62,841	$62,841
Total with market value adjustment or at fair value	2,381	—	68,870	71,251	—	—	62,841	62,841
Not subject to discretionary withdrawal	2,860	7,620	3	10,483	$3,009	$5,645	2	8,656
Total	$5,241	$7,620	$68,873	$81,734	$3,009	$5,645	$62,843	$134,338

	Years Ended December 31,
	2025	2024	2023
	(In Millions)
Transfers as reported in the summary of operations - statutory basis of the Separate Accounts Annual Statement:
Transfers to separate accounts	$11,258	$7,632	$5,884
Transfers from separate accounts	9,284	7,938	5,928
Net transfers to (from) separate accounts	1,974	(306)	(44)
Reconciling adjustments:
Net lag gain (loss) for annuities in general account only		2	(1)

Transfers as reported in current and future policy benefits in the accompanying statements of operations - statutory basis	$1,974	($304)	($45)

For the year ended December 31, 2025, assets transferred as a sale for cash from the general account to the separate account were $156 million.

The Company does not engage in securities lending transactions or enter into repurchase or reverse repurchase agreements within the separate account.

18.	COMMITMENTS AND CONTINGENCIES

COMMITMENTS

As of December 31, 2025, the Company had $2.6 billion and $60 million of outstanding mortgage loan commitments in the general account and separate account, respectively, which were primarily advances available for construction loans. Construction loan advances are made during the term of the construction loan as the borrower meets certain loan advance requirements.

As of December 31, 2025, the Company had $8.6 billion of commitments to fund investments in SCA entities, joint ventures, partnerships or limited liability companies.

As of December 31, 2025, the Company has commitments or contingent commitments related to investments in tax credit structures expected to be paid in the following years:

Amount
(In Millions)
Year Ending December 31:
2026	$87
2027	108
2028	108
2029	9
2030	2
Thereafter	19
Total	$333

As of December 31, 2025, the Company had $3.8 billion and $102 million of outstanding contractual obligations to acquire private placement securities for the general account and separate account, respectively.

The Company has operating leases for office space and equipment of its primary operating centers in Newport Beach, California and Omaha, Nebraska and for its various field offices, which in most, but not all cases, are noncancelable. Rental expense, which is included in operating expenses, in connection with these leases was $9 million, $15 million and $12 million for the years ended December 31, 2025, 2024 and 2023, respectively. Aggregate minimum future commitments are as follows:

Amount
(In Millions)
Year Ending December 31:
2026	$10
2027	10
2028	9
2029	9
2030 and thereafter	65
Total	$103

Certain rental commitments have renewal options extending through the year 2038. Some of these renewals are subject to adjustments in future periods.

CONTINGENCIES - LITIGATION

In the ordinary course of business, the Company is a respondent in a number of legal proceedings. Although the Company is confident of its position and the likelihood of an unfavorable outcome is low, it remains possible that a judge or jury could rule against the Company. It is the opinion of management, that such an outcome would be unlikely to have a material adverse effect on the Company's financial statements - statutory basis. The Company believes adequate provision has been made in its financial statements - statutory basis for probable and reasonably estimable losses for litigation claims against the Company, if any.

CONTINGENCIES - IRS REVENUE RULING

In 2007, the IRS issued Rev. Rul. 2007-54, interpreting then-current tax law regarding the computation of the dividend received deduction (DRD). Later in 2007, the IRS issued Rev. Rul. 2007-61, suspending Rev. Rul. 2007-54 and indicating that the IRS would re-address this issue in a future regulation project. In 2014, the IRS issued Rev. Rul. 2014-7, stating that it would not address this issue through regulation, but instead would defer to legislative action. Rev. Rul. 2014-7 also expressly superseded Rev. Rul. 2007-54, and declared Rev. Rul. 2007-61 obsolete. With the enactment of tax reform legislation in December 2017, DRD computations have been modified effective January 1, 2018. Therefore, the Company does not expect that any of the rulings described above will affect DRD computations in the future. However, in open tax years before 2018, the Company could still lose a substantial portion of its DRD claims, which could in turn have a material adverse effect on the Company's financial statements - statutory basis.

CONTINGENCIES - OTHER

In the course of its business, the Company provides certain indemnifications related to dispositions, acquisitions, investments, lease agreements or other transactions that are triggered by breaches of representations, warranties or covenants provided by the Company, among other things. These obligations are typically subject to time limitations that vary in duration, including contractual limitations and those that arise by operation of law, such as applicable statutes of limitation. The Company is also subject to state and federal regulatory inquiries and examinations from time to time, which could result in fines or penalties. Because the amounts of these types of indemnifications and regulatory actions are often not explicitly stated, the overall maximum amount of the obligations under such indemnifications and regulatory actions cannot be reasonably stated. The Company has not historically made material payments for these types of indemnification and regulatory actions. However, the Company may record a contingent reserve for such matters. Management believes that Company liabilities related to such matters, if any, are not likely to have a material adverse effect on the Company's financial statements - statutory basis.

The Company issues synthetic guaranteed interest contracts to Employee Retirement Income Security Act of 1974 qualified defined contribution employee benefit plans and 529 plans. The plan uses the contract in its stable value fixed income option. The Company receives a fee for providing book value accounting for the plan’s stable value fixed income option. In the event that plan participant elections exceed the fair value of the assets or if the contract is terminated and at the end of the termination period the book value under the contract exceeds the fair value of the assets, then the Company is required to pay the plan the difference between book value and fair value. The Company mitigates the investment risk through pre-approval and monitoring of the investment guidelines, requiring high quality investments, and contractual provisions including a crediting rate reset that reflects the actual investment and cash flow experience of the underlying plan.

The Company is required by law to participate in the guaranty associations of the various states in which it is licensed to do business. The state guaranty associations ensure payments of guaranteed benefits, with certain restrictions, to policyholders of impaired or insolvent insurance companies by assessing all other companies operating in similar lines of business. The Company has not received notification of any insolvency that is expected to result in a material guaranty fund assessment.

The Company has a liability for estimated guaranty fund assessments and a related premium tax asset. As of December 31, 2025 and 2024, the estimated liability was $4 million and $9 million, respectively. As of December 31, 2025 and 2024, the related premium tax receivable was $27 million and $36 million, respectively. These amounts represent management’s best estimate based on information received from the state in which the Company writes business and may change due to many factors including the Company’s share of the ultimate cost of current insolvencies. Future guaranty fund assessments are expected to be paid based on anticipated funding periods for each guaranty association obligation. Premium tax offsets are expected to be realized based on regulations set forth by various state taxing authorities.

See Note 5 for discussion of other contingencies related to derivative instruments.

See Note 6 for discussion of other contingencies related to income taxes.

See Note 9 for discussion of other contingencies related to subsidiaries and affiliates.

See Note 10 for discussion of other contingencies related to reinsurance.

Pacific Life Insurance Company

S U P P L E M E N T A L S C H E D U L E O F S E L E C T E D F I N A N C I A L D A T A

A S O F A N D F O R T H E Y E A R E N D E D D E C E M B E R 3 1 , 2 0 2 5

(In Millions)

Investment Income Earned
U.S. Government bonds
Bonds exempt from U.S. tax
Other bonds (unaffiliated)	$4,294
Bonds of affiliates
Preferred stocks (unaffiliated)	3
Preferred stocks of affiliates
Common stocks (unaffiliated)	9
Common stocks of affiliates
Mortgage loans	1,096
Real estate	25
Contract loans	386
Cash, cash equivalents and short-term investments	129
Derivative instruments	(1,681)
Other invested assets	786
Aggregate write-ins for investment income	(35)
Gross Investment Income	$5,012

Real Estate Owned - Book Value less Encumbrances	$63

Mortgage Loans - Book Value:
Farm mortgages	$1,027
Residential mortgages	1,287
Commercial mortgages	19,548
Mezzanine
Total Mortgage Loans	$21,862

Mortgage Loans By Standing - Book Value:
Good standing	$21,773
Good standing with restructured terms
Interest overdue more than 90 days, not in foreclosure	$10
Foreclosure in process	$79

Other Long-Term Assets - Statement Value	$17,469
Bonds and Stocks of Parents, Subsidiaries and Affiliates - Book Value:
Bonds
Preferred stocks
Common stocks	$990

Bonds and Short-Term Investments by NAIC Designation and Maturity:
Bonds by Maturity - Statement Value:
Due within one year or less	$6,615
Over 1 year through 5 years	27,096
Over 5 years through 10 years	27,440
Over 10 years through 20 years	15,329
Over 20 years	15,116
No maturity date
Total by Maturity	$91,596

Bonds by NAIC Designation - Statement Value:
NAIC 1	$45,221
NAIC 2	41,607
NAIC 3	3,809
NAIC 4	747
NAIC 5	79
NAIC 6	133
Total by NAIC Designation	$91,596

Total Bonds Publicly Traded	$33,771
Total Bonds Privately Placed	$57,825
Preferred Stocks - Book/Adjusted Carrying Value	$57
Common Stocks - Fair Value	$1,096
Short-term Investments - Book/Adjusted Carrying Value	$45
Options, Caps & Floors Owned - Statement Value	$3,261
Options, Caps & Floors Written and In Force - Statement Value
Collar, Swap & Forward Agreements Open - Statement Value	($483)
Futures Contracts Open - Current Value	$151
Cash Equivalents	$1,185
Cash on Deposit	$1,201

Life Insurance In Force, Net of Reinsurance:
Industrial
Ordinary	$230,364
Credit Life
Group Life	$7

Amount of Accidental Death Insurance In Force Under Ordinary Policies	$36

Life Insurance Policies with Disability Provisions In Force:
Industrial
Ordinary	$18,977
Credit Life
Group Life

Supplementary Contracts In Force:
Ordinary
Not Involving Life Contingencies - Amount on Deposit	$16
Not Involving Life Contingencies - Income Payable	$1
Involving Life Contingencies - Income Payable	$1
Group
Not Involving Life Contingencies - Amount on Deposit
Not Involving Life Contingencies - Income Payable
Involving Life Contingencies - Income Payable

Annuities:
Ordinary
Immediate - Amount of Income Payable	$1,096
Deferred - Fully Paid Account Balance	$31,459
Deferred - Not Fully Paid - Account Balance	$40
Group
Amount of Income Payable	$1,439
Fully Paid Account Balance
Not Fully Paid - Account Balance

Accident and Health Insurance - Premiums In Force:
Other	$2
Group
Credit

Deposit Funds and Dividend Accumulations:
Deposit Funds - Account Balance	$37,645
Dividend Accumulations - Account Balance	$21

Claim Payments 2025:
Group Accident and Health - Year Ended December 31, 2025
2025
2024
2023
2022
2021
Prior

Other Accident and Health
2025	$3
2024
2023
2022
2021
Prior

Other Coverages that Use Developmental Methods to Calculate Claim Reserves:
2025
2024
2023
2022
2021
Prior

Pacific Life Insurance Company

S U P P L E M E N T A L S U M M A R Y I N V E S T M E N T S C H E D U L E

D E C E M B E R 3 1 , 2 0 2 5

($ In Millions)

	Gross Investment Holdings *		Admitted Assets as Reported in the Annual Statement
	Amount	Percentage	Amount	Securities Lending Reinvested Collateral Amount	Total	Percentage
Issuer credit obligations:
U.S. government obligations	$472	0.31%	$472		$472	0.31%
Non-U.S. sovereign jurisdiction securities	1,765	1.15%	1,765		1,765	1.15%
Municipal bonds - general obligations (direct & guaranteed)	436	0.28%	436		436	0.28%
Municipal bonds - special revenue	2,247	1.46%	2,247		2,247	1.46%
Project finance bonds issued by operating entities	3,818	2.48%	3,818		3,818	2.49%
Corporate bonds	49,251	32.02%	49,251		49,251	32.10%
Single entity backed obligations	2,022	1.32%	2,022		2,022	1.32%
Bond issued by funds representing operating entities	3,077	2.00%	3,077		3,077	2.01%
Bank loans - acquired	1,846	1.20%	1,846		1,846	1.20%
Other issuer credit obligations	20	0.01%	20		20	0.01%
Total issuer credit obligations	64,954	42.23%	64,954	—	64,954	42.33%

Asset-backed securities:
Financial asset-backed securities – self-liquidating	18,996	12.35%	18,996		18,996	12.38%
Financial asset-backed securities – not self-liquidating	2,071	1.34%	2,071		2,071	1.35%
Non-financial asset-backed securities	5,516	3.59%	5,516		5,516	3.59%
Total asset-backed securities	26,583	17.28%	26,583	—	26,583	17.32%

Preferred stocks:
Industrial and miscellaneous (unaffiliated)	57	0.04%	57		57	0.04%
Total preferred stocks	57	0.04%	57	—	57	0.04%

Common stocks:
Industrial and miscellaneous - other (unaffiliated)	106	0.07%	106		106	0.07%
Parent, subsidiaries and affiliates - publicly traded	26	0.01%	26		26	0.02%
Parent, subsidiaries and affiliates - other	964	0.63%	622		622	0.40%
Total common stocks	1,096	0.71%	754	—	754	0.49%
(Continued)

	Gross Investment Holdings *		Admitted Assets as Reported in the Annual Statement
	Amount	Percentage	Amount	Securities Lending Reinvested Collateral Amount	Total	Percentage
(Continued)
Mortgage loans:
Farm mortgages	$1,027	0.67%	$1,027		$1,027	0.67%
Residential mortgages	1,287	0.83%	1,287		1,287	0.84%
Commercial mortgages	19,548	12.71%	19,548		19,548	12.74%
Total mortgage loans	21,862	14.21%	21,862	—	21,862	14.25%

Real estate:
Properties occupied by company	63	0.04%	63		63	0.04%
Total real estate	63	0.04%	63	—	63	0.04%

Cash, cash equivalents and short-term investments:
Cash	1,201	0.78%	1,201	$4	1,205	0.78%
Cash equivalents	1,185	0.77%	1,185	5,519	6,704	4.37%
Short-term investments	45	0.03%	45		45	0.03%
Total cash, cash equivalents and short-term investments	2,431	1.58%	2,431	5,523	7,954	5.18%

Contract loans	8,797	5.72%	8,795		8,795	5.73%
Derivatives	3,866	2.52%	3,866		3,866	2.52%
Receivables for securities **	249	0.16%	249		249	0.16%
Securities lending	5,523	3.59%	5,523
Other invested assets	18,336	11.92%	18,305		18,305	11.94%
Total invested assets	$153,817	100.00%	$153,442	$5,523	$153,442	100.00%

* Gross Investment Holdings as valued in compliance with NAIC Accounting Practices and Procedures Manual.

** Included in Other invested assets in the Annual Statement.

Pacific Life Insurance Company

S U P P L E M E N T A L S C H E D U L E O F I N V E S T M E N T R I S K I N T E R R O G A T O R I E S

D E C E M B E R 3 1 , 2 0 2 5

1.	The Company's total admitted assets, excluding separate accounts, as reported in the statements of admitted assets, liabilities and capital and surplus (Total Admitted Assets) were $157.5 billion as of December 31, 2025.

2.	The 10 largest exposures to a single issuer/borrower/investment are as follows:

		Percentage
		of Total
	(In Millions)	Admitted Assets
AMAPS 2 LLC (Bonds)	$650	0.4%
Pacific Life & Annuity Company (Common Stock) (Subsidiary)	622	0.4%
Commercial loan (Mortgage Loan)	584	0.4%
Commercial loan (Mortgage Loan)	550	0.3%
Commercial loan (Mortgage Loan)	534	0.3%
Commercial loan (Mortgage Loan)	475	0.3%
Commercial loan (Mortgage Loan)	441	0.3%
Commercial loan (Mortgage Loan)	440	0.3%
Commercial loan (Mortgage Loan)	415	0.3%
Commercial loan (Mortgage Loan)	407	0.3%

3.	The amounts and percentages of Total Admitted Assets held in bonds and preferred stocks by NAIC designation are as follows:

		Percentage			Percentage
		of Total			of Total
	(In Millions)	Admitted Assets		(In Millions)	Admitted Assets
Bonds:			Preferred Stock:
NAIC 1	$45,221	28.7%	NAIC 1
NAIC 2	41,607	26.4%	NAIC 2	$3	0.0%
NAIC 3	3,809	2.4%	NAIC 3	38	0.0%
NAIC 4	747	0.5%	NAIC 4
NAIC 5	79	0.1%	NAIC 5
NAIC 6	133	0.1%	NAIC 6	16	0.0%

4.	Assets held in foreign investments totaled $24.9 billion, which represents 15.8% of Total Admitted Assets.

5.	The aggregate foreign investment exposure categorized by NAIC sovereign designation is as follows:

		Percentage
		of Total
	(In Millions)	Admitted Assets
Countries designated NAIC 1	$21,764	13.8%
Countries designated NAIC 2	2,061	1.3%
Countries designated NAIC 3 or below	1,060	0.7%

6.	The largest foreign investment exposures by country, categorized by the country's NAIC sovereign designation are as follows:

		Percentage
		of Total
	(In Millions)	Admitted Assets
Countries designated NAIC 1
Country: Cayman Islands	$6,975	4.4%
Country: United Kingdom (Great Britain)	3,814	2.4%
Countries designated NAIC 2
Country: Mexico	783	0.5%
Country: Peru	293	0.2%
Countries designated NAIC 3 or below
Country: Colombia	284	0.2%
Country: Brazil	274	0.2%

7.	The aggregate unhedged foreign currency exposure totaled $268 million, which represents 0.2% of Total Admitted Assets.

8.	The aggregate unhedged foreign currency exposure categorized by NAIC sovereign designation is as follows:

		Percentage
		of Total
	(In Millions)	Admitted Assets
Countries designated NAIC 1	$268	0.2%

9.	The largest unhedged foreign currency exposures by country, categorized by the country's NAIC sovereign designation are as follows:

		Percentage
		of Total
	(In Millions)	Admitted Assets
Countries designated NAIC 1
Country: Switzerland	$103	0.1%
Country: United Kingdom (Great Britain)	76	0.0%

10.	The 10 largest non-sovereign (i.e., non-governmental) foreign issues are as follows:

			Percentage
			of Total
NAIC Designation	Issuer	(In Millions)	Admitted Assets
2.B PL	Oak Holdings 2 GmbH	$294	0.2%
1.E FE/2.A FE/2.B FE	BPCE S.A.	254	0.2%
2.A PL	DFMG Holdings GmbH	236	0.1%
2.B FE/2.C FE	Societe Generale Societe Anonyme	233	0.1%
1.G FE/2.A FE	BNP Paribas SA	221	0.1%
2.A FE	Barclays PLC	203	0.1%
2.B PL/2.C FE/2.C PL	XpFibre Groupe	171	0.1%
1.G FE/2.A FE	HSBC Holdings PLC	171	0.1%
2.A FE/3.A FE	Vitality Re Limited	166	0.1%
1.E FE/1.G FE/2.A FE	Banco Santander, S.A.	165	0.1%

11.	The amount and percentage of Total Admitted Assets held in Canadian investments and unhedged Canadian currency exposure are less than 2.5% of Total Admitted Assets.

12.	The aggregate amount and percentage of Total Admitted Assets held in investments with contractual sales restrictions are less than 2.5% of Total Admitted Assets.

13.	The amounts and percentages of Total Admitted Assets held in the largest 10 equity interests are as follows:

		Percentage
		of Total
Issuer	(In Millions)	Admitted Assets
Pacific Asset Holding LLC	$9,000	5.7%
Pacific Life & Annuity Company	622	0.4%
Pacific Private Equity Opportunities Fund IV, L.P.	470	0.3%
Pacific Private Equity Opportunities Fund V, L.P.	412	0.3%
Pacific Private Equity Opportunities Fund III, L.P.	410	0.3%
Pacific Private Credit Opportunities Fund II, L.P.	386	0.2%
Pacific Private Equity Fund II-A, L.P.	324	0.2%
Pacific Co-Invest Opportunities Fund II, L.P.	201	0.1%
Pacific Private Credit Fund V, L.P.	176	0.1%
Pacific Private Credit Fund IV, L.P.	137	0.1%

14.	Assets held in nonaffiliated, privately placed equities are less than 2.5% of Total Admitted Assets.

a.	The 10 largest fund managers are as follows:

	Total
Fund Manager	Invested	Diversified
	(In Millions)
R4 Housing Partners	$265	$265
Aristotle	261	261
Brookfield	147	147
Blackrock	144	144
Avanath AH Renaissance GP LLC	143	143
Carlyle	138	138
Manulife Investment Management	126	126
Red Stone Equity	125	125
Strategic Partners	116	116
Ares	91	91

15.	Assets held in general partnership interests are less than 2.5% of Total Admitted Assets.

16.	The amounts and percentages of Total Admitted Assets held in mortgage loans are as follows:

a.	The 10 largest aggregate mortgage interests sharing the same property or group of properties are as follows:

		Percentage
		of Total
Type (Residential, Commercial, Agricultural)	(In Millions)	Admitted Assets
Commercial loan	$550	0.3%
Commercial loan	407	0.3%
Commercial loan	375	0.2%
Commercial loan	360	0.2%
Commercial loan	352	0.2%
Commercial loan	345	0.2%
Commercial loan	335	0.2%
Commercial loan	334	0.2%
Commercial loan	333	0.2%
Commercial loan	290	0.2%

b.	The amounts and percentages of Total Admitted Assets held in the following categories of mortgage loans are as follows:

		Percentage
		of Total
	(In Millions)	Admitted Assets
Construction loans	$4,251	2.7%
Mortgage loans over 90 days past due	10	0.0%
Mortgage loans in the process of foreclosure	79	0.1%
Mortgage loans foreclosed	5	0.0%

17.	The aggregate mortgage loans having the following loan-to-value ratios as determined from the most current appraisals as of December 31, 2025 are as follows:

		Percentage		Percentage		Percentage
		of Total		of Total		of Total
	(In Millions)	Admitted Assets	(In Millions)	Admitted Assets	(In Millions)	Admitted Assets
	Residential:		Commercial:		Agricultural:
Above 95%			$630	0.4%
91% to 95%			331	0.2%
81% to 90%			1,175	0.7%
71% to 80%	$110	0.1%	3,236	2.1%
Below 70%	1,177	0.7%	14,176	9.0%	$1,027	0.7%

18.	Assets held in real estate are less than 2.5% of Total Admitted Assets.

19.	Assets held in investments held in mezzanine real estate loans are less than 2.5% of Total Admitted Assets.

20.	The amounts and percentages of Total Admitted Assets subject to the following types of agreements are as follows:

		Percentage
	December 31,	of Total	As of Each Quarter End
	2025	Admitted Assets	1st Quarter	2nd Quarter	3rd Quarter
	($ In Millions)
Securities lending agreements	$5,523	3.5%	$2,567	$3,391	$4,108

21.	The amounts and percentages of Total Admitted Assets for warrants not attached to other financial instruments, options, caps, and floors are as follows:

		Percentage		Percentage
	December 31,	of Total	December 31,	of Total
	2025	Admitted Assets	2025	Admitted Assets
	($ In Millions)
	Owned:		Written:
Hedging	$3,261	2.1%

22.	The amounts and percentages of Total Admitted Assets of potential exposure for collars, swaps, and forwards are as follows:

		Percentage
	December 31,	of Total	As of Each Quarter End
	2025	Admitted Assets	1st Quarter	2nd Quarter	3rd Quarter
	($ In Millions)
Hedging	$497	0.3%	$398	$455	$495

23.	The amounts and percentages of Total Admitted Assets of potential exposure for futures contracts are as follows:

		Percentage
	December 31,	of Total	As of Each Quarter End
	2025	Admitted Assets	1st Quarter	2nd Quarter	3rd Quarter
	($ In Millions)
Hedging	$151	0.1%	$176	$186	$149

Pacific Life Insurance Company

S U P P L E M E N T A L S C H E D U L E O F R E I N S U R A N C E D I S C L O S U R E S

D E C E M B E R 3 1 , 2 0 2 5

The following information regarding reinsurance contracts is presented to satisfy the disclosure requirements in SSAP No. 61, Life, Deposit-Type and Accident and Health Reinsurance, which apply to reinsurance contracts entered into, renewed or amended on or after January 1, 1996.

1.	The Company has not reinsured any risk with any other entity under a reinsurance contract (or multiple contracts with the same reinsurer or its affiliates) that is subject to Appendix A-791, Life and Health Reinsurance Agreements, that includes a provision that limits the reinsurer's assumption of significant risks identified in Appendix A-791.

2.	The Company has not reinsured any risk with any other entity under a reinsurance contract (or multiple contracts with the same reinsurer or its affiliates) that is not subject to Appendix A-791, for which reinsurance accounting was applied and includes a provision that limits the reinsurer's assumption of risk.

3.	The Company does not have any reinsurance contracts (other than reinsurance contracts with a federal or state facility) that contain one or more of the following features which may result in delays in payment in form or in fact:

a.	Provisions that permit the reporting of losses, or settlements to be made, less frequently than quarterly;

b.	Provisions that permit payments due from the reinsurer to not be made in cash within 90 days of the settlement date (unless there is no activity during the period); or

c.	The existence of payment schedules, accumulating retentions from multiple years, or any features inherently designed to delay timing of the reimbursement to the ceding entity.

4.	The Company has not reflected reinsurance accounting credit for any contracts that are not subject to Appendix A-791 and not yearly renewable term reinsurance, which meet the risk transfer requirements of SSAP No. 61.

5.	The Company has not ceded any risk, which is not subject to Appendix A-791 and not yearly renewable term reinsurance, under any reinsurance contract (or multiple contracts with the same reinsurer or its affiliates) during the year ended December 31, 2025 and are accounted for the contract as reinsurance under NAIC SAP and as a deposit under U.S. GAAP.

6.	The Company has not ceded any risk, which is not subject to Appendix A-791 and not yearly renewable term reinsurance, under any reinsurance contract (or multiple contracts with the same reinsurer or its affiliates) during the year ended December 31, 2025 and accounted for the contract as reinsurance under U.S. GAAP and as a deposit under NAIC SAP.